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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2006 through January 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                             -----------------------
                                     CLASSIC
                                    BALANCED
                                      FUND

                                   Semiannual
                                     Report

                                     1/31/07

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2

Portfolio Management Discussion                                 4

Portfolio Summary                                               9

Prices and Distributions                                       10

Performance Update                                             11

Comparing Ongoing Fund Expenses                                15

Schedule of Investments                                        17

Financial Statements                                           30

Notes to Financial Statements                                  39

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        48

Trustees, Officers and Service Providers                       54

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended,

Letter

the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07
--------------------------------------------------------------------------------

The domestic equity and fixed-income markets staged strong comebacks during the final months of 2006 as well as the first month of 2007. The sustained economic expansion, which led to continued growth in corporate profits, helped drive the rally in stock prices. At the same time, fears of inflationary pressures diminished, and the U.S. Federal Reserve Board kept short-term interest rates stable. As a consequence, market-controlled interest rates on longer-maturity securities declined. In the following interview, Walter Hunnewell Jr., who is responsible for the equity portfolio of the Pioneer Classic Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the markets and the factors that affected performance during the six months ended January 31, 2007.

Q: How did the Fund perform during the six-month period ended January 31, 2007?

A: Pioneer Classic Balanced Fund Class A shares returned 8.53% for Class A shares at net asset value during the six months. For the same period, the average return of the 623 funds in Lipper's Mixed-Asset Target Allocation Growth Fund category was 10.25%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Fund's performance during the six months?

A: It was a period in which both the stock and bond markets delivered healthy returns, rebounding from the volatility that characterized the first half of 2006.

   The U.S. Federal Reserve Board, as the nation's central bank, kept short-term interest rates steady throughout the period. Market-controlled interest rates on longer-maturity securities declined however, as the bond market rallied with higher prices and lower yields. As a result, the yield curve - which reflects the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   differences between yields of short-term and long-term investments - inverted. The yields of 10-year and 5-year Treasuries, for example, both fell below the yields of 2-year Treasuries - a reversal of normal relationships. The causes of this unusual phenomenon appeared to be the fading of concerns about inflation combined with the view that the problems in the slumping housing market were likely to lead to a slowing of the overall economy. These factors encouraged the expectation that the U.S. Federal Reserve Board was likely to lower short-term interest rates. However, as the period progressed, more new economic data seemed to indicate that the economy remained healthy. As a result, expectations faded that the U.S. Federal Reserve Board would reduce short-term rates. In the final weeks of the period, market-controlled interest rates started to climb again. Throughout the period, lower-rated fixed-income securities - including high-yield corporate bonds - outperformed higher-grade bonds.

   The domestic equity markets responded positively to evidence of the sustained expansion in the overall economy. While unemployment declined and consumer spending increased, corporate profits continued to grow at a healthy pace and investors bid up the prices of stocks. The Standard & Poor's 500 Index, for example, returned almost 14% during the reporting period. Within the market, the consumer discretionary and information technology sectors turned in the best performance, while utilities tended to lag.

Q: What were your principal strategies in managing the Fund during the six months?

A: Throughout the six months, we kept our target asset allocation close to 60% of Fund assets invested in equities and 40% invested in fixed-income. At the start of the period, for example, 59.1% of assets were invested in equities, as compared to 61.2% of assets at the end of the period.

   We began the six months with a relatively long duration, which positioned the Fund for the rally in the bond market as longer-maturity rates declined. We then reduced the fixed-income portfolio's sensitivity to interest-rate changes somewhat. At the end of the period, on January 31, 2007, the duration of the fixed-income portfolio was 4.33 years. At the same time, we cut back

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                              (continued)
--------------------------------------------------------------------------------

   our exposure to industrial, Treasury and government agency securities, while increasing our emphasis on pass-through securities, predominately mortgages. Among the corporate bonds that we sold during the period were securities issued by Odyssey Reinsurance, Comcast, Mohawk Industries, and Provident Companies. We did, however, add some new corporate holdings as we saw attractive yields in some new bond issues. Among the corporate bonds that we added during the period were securities issued by Tanger Factory Outlets, leasing firm GATX, and Ohio Casualty. Average credit quality at the end of the period was AA-, and about 7.3% of fixed-income assets were invested in below-investment-grade, high-yield corporate bonds.

   In managing the equity portfolio, we focused primarily on value stocks, with an emphasis on stocks that pay healthy dividends to shareholders. At the end of the period, for example, the equity portfolio had an average dividend yield of 3.4%-3.5%, while the average dividend yield of the S&P 500 was 1.8%. By sector, our largest overweight positions were in telecommunications services and industrials, while our most notable underweighting was in the information technology sector, an area where companies are not noted for paying significant dividends. However, we did add to our information technology positions midway through the period.

Q: What types of investments had the most significant impact on performance?

A: During a period in which the sector of information technology stocks, as a group, produced very strong results, our underweighting of this sector detracted from results of the equity portfolio. Also holding back results was our overweight position in the utilities sector. The investment in Texas-based utility TXU, which we sold during the period, was the single most significant detractor from performance for the period. In addition to TXU, notable disappointments included pharmaceutical companies Bristol Myers and Eli Lilly; banking and consumer finance company Washington Mutual, and telecommunications equipment company Nokia. However, our overweight position in telecommunications services helped results. Strong contributors among our telecommunications holdings included Verizon and Citizens Communications. Our selections in the consumer discretionary sector, the strongest performing sector in the equity market during the six months, also helped.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The single strongest contributor among our stock investments was an industrial company, Deere, the well known tractor manufacturer which was the indirect beneficiary of rising corn prices, in part related to increased demand for ethanol. Our investment in preferred shares of Ford Motor Company was another notable contributor, as were our positions in Service Master, a diversified industrial services company, and SYSCO Corp., a national food distributor. Chemical companies such as DuPont and Dow, and retailer Federated Department Stores were other equity investments that posted strong results.

   Our exposure to high-yield, corporate bonds helped the performance of our fixed-income portfolio, as did our emphasis on pass-through securities, predominately mortgage-backed securities. The latter group, one of the best-performing areas in the investment-grade universe for the six months, accounted for 52% of the portfolio's fixed-income assets at the end of the period. In addition, our longer duration, relative to the Fund's fixed-income benchmark, the Lehman Aggregate Bond Index, helped during the period. Holding back results was our exposure to Treasury Inflation Protected Securities
   (TIPS). Fortunately, we had only a minimal position in TIPS.

Q: What is your investment outlook?

A: We believe the U.S. Federal Reserve Board is likely to leave short-term rates unchanged, at least for the first half of 2007. However, we anticipate that longer-term interest rates may drift higher in the coming months. As a result, we have positioned the Fund with a relatively short duration to guard against price erosion in a rising interest-rate environment, but we may extend duration eventually should rates rise and longer-maturity bonds begin to present a buying opportunity.

   We continue to find interesting investment opportunities in the equity market. Corporate earnings growth remains vigorous, even though the rate of earnings growth has been decelerating. We plan to continue to look for opportunities to invest in companies that have the potential to both grow their earnings and pay attractive dividends. At the same time, we are mindful that the rally in some of the higher dividend-paying sectors has become extended, and we intend to proceed cautiously.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                              (continued)
--------------------------------------------------------------------------------

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stocks                                                         57.5%
U.S. Government Securities                                                 25.5%
U.S. Corporate Bonds                                                        9.4%
Depositary Receipts for International Stocks                                2.6%
Collateralized Mortgage Obligations                                         2.2%
Convertible Preferred Stocks                                                1.4%
Temporary Cash Investment                                                   0.8%
Asset Backed Securities                                                     0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Government                                                                 26.3%
Financials                                                                 17.3%
Industrials                                                                11.3%
Consumer Discretionary                                                      8.7%
Consumer Staples                                                            6.9%
Telecommunication Services                                                  6.2%
Health Care                                                                 5.9%
Energy                                                                      5.4%
Information Technology                                                      5.0%
Utilities                                                                   3.6%
Materials                                                                   3.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

--------------------------------------------------------------------------------
 1.      Deere & Co.                                                       3.11%
--------------------------------------------------------------------------------
 2.      Atmos Energy Corp.                                                2.93
--------------------------------------------------------------------------------
 3.      U.S. Bancorp                                                      2.90
--------------------------------------------------------------------------------
 4.      Verizon Communications, Inc.                                      2.82
--------------------------------------------------------------------------------
 5.      Merck & Co., Inc.                                                 2.73
--------------------------------------------------------------------------------
 6.      Chevron Corp.                                                     2.71
--------------------------------------------------------------------------------
 7.      Bank of America Corp.                                             2.53
--------------------------------------------------------------------------------
 8.      Washington Mutual, Inc.                                           2.48
--------------------------------------------------------------------------------
 9.      Brandywine Realty Trust                                           2.42
--------------------------------------------------------------------------------
10.      Citizens Utilities Co. (Class B)                                  2.19

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   1/31/07   7/31/06
 -----   -------   -------
   A     $10.80    $11.19
   B     $10.75    $11.14
   C     $10.79    $11.19
   Y     $10.80    $11.20

Distributions Per Share
--------------------------------------------------------------------------------

                   8/1/06 - 1/31/07
                   ----------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
 -----   ---------   -------------   -------------
   A      $0.1890       $0.5432         $0.5717
   B      $0.1489       $0.5432         $0.5717
   C      $0.1605       $0.5432         $0.5717
   Y      $0.2189       $0.5432         $0.5717

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

---------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)

                 Net Asset    Public Offering
Period          Value (NAV)     Price (POP)
10 Years            8.08%          7.58%
5 Years             6.88           5.91
1 Year             11.80           6.77
---------------------------------------------
Expense Ratio
(As of November 6, 2006)

                   Gross          Net
                   1.24%        1.16%
---------------------------------------------

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                             Pioneer           Standard &       Lehman Brothers
                         Classic Balanced      Poor's 500      Government/Credit
                              Fund               Index            Bond Index
1/97                           9,550             10,000              10,000
                              11,414             12,690              11,117
1/99                          12,788             16,816              12,087
                              12,604             18,554              11,740
1/01                          14,459             18,387              13,356
                              14,894             15,421              14,357
1/03                          13,663             11,873              15,824
                              16,391             15,975              16,714
1/05                          17,143             16,968              17,378
                              18,580             18,729              17,635
1/07                          20,773             21,445              18,319

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)

Period                     If Held   If Redeemed
Life-of-Class
(9/3/97)                     6.28%     6.28%
5 Years                      6.05      6.05
1 Year                      10.95      7.03
------------------------------------------------
Expense Ratio
(As of November 6, 2006)

                              Gross      Net
                              2.24%     2.06%
------------------------------------------------

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                             Pioneer           Standard &       Lehman Brothers
                         Classic Balanced      Poor's 500      Government/Credit
                              Fund               Index            Bond Index
9/97                          10,000             10,000              10,000
                              10,200             10,401              10,466
1/99                          11,345             13,782              11,379
                              11,095             15,207              11,053
1/01                          12,645             15,070              12,574
                              12,931             12,639              13,516
1/03                          11,772              9,731              14,898
                              14,016             13,093              15,735
1/05                          14,542             13,907              16,361
                              15,634             15,350              16,602
1/07                          17,346             17,576              17,247

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)

Period                     If Held   If Redeemed
Life-of-Class
(9/3/97)                     6.34%      6.34%
5 Years                      6.16       6.16
1 Year                      10.91      10.91
------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                              Gross       Net
                              2.00%      2.00%
------------------------------------------------

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                             Pioneer           Standard &       Lehman Brothers
                         Classic Balanced      Poor's 500      Government/Credit
                              Fund               Index            Bond Index
9/97                          10,000             10,000              10,000
                              10,200             10,401              10,466
1/99                          11,345             13,782              11,379
                              11,095             15,207              11,053
1/01                          12,645             15,070              12,574
                              12,931             12,639              13,516
1/03                          11,772              9,731              14,898
                              14,016             13,093              15,735
1/05                          14,542             13,907              16,361
                              15,721             15,350              16,602
1/07                          17,436             17,576              17,247

*Inception date of the predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

 Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

 The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

 Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

 Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

 The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

 The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2007)

Period                     If Held   If Redeemed
10 Years                     8.29%      8.29%
5 Years                      7.10       7.10
1 Year                      12.20      12.20
------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                              Gross       Net
                              0.92%      0.92%
------------------------------------------------

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                             Pioneer           Standard &       Lehman Brothers
                         Classic Balanced      Poor's 500      Government/Credit
                              Fund               Index            Bond Index
1/97                          10,000             10,000              10,000
                              11,955             12,690              11,117
1/99                          13,437             16,816              12,087
                              13,267             18,554              11,740
1/01                          15,246             18,387              13,356
                              15,738             15,421              14,357
1/03                          14,473             11,873              15,824
                              17,372             15,975              16,714
1/05                          18,195             16,968              17,378
                              19,766             18,729              17,635
1/07                          22,177             21,445              18,319

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2006 through January 31, 2007.


Share Class                          A              B              C              Y
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/06
Ending Account Value             $1,085.30      $1,081.80      $1,081.50      $1,087.20
On 1/31/07
Expenses Paid During Period*     $    6.15      $   10.34      $   10.70      $    4.16

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.97%, 2.04% and 0.79%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from August 1, 2006 through January 1, 2007.

Share Class                          A              B              C              Y
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/06
Ending Account Value             $1,019.31      $1,015.27      $1,014.92      $1,021,22
On 1/31/07
Expenses Paid During Period*     $    5.96      $   10.01      $   10.36      $    4.02

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.97%, 2.04% and 0.79%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

                S&P/
             Moody's
  Shares     Ratings                                                                 Value
                       CONVERTIBLE PREFERRED STOCK - 1.4%
                       Automobiles & Components - 1.4%
                       Automobile Manufacturers - 1.4%
91,831     B+/N/A      Ford Cap Trust, 6.5%, 1/15/32                          $  3,388,564
                                                                              ------------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost $3,059,162)                                      $  3,388,564
                                                                              ------------
                       COMMON STOCKS - 59.8%
                       Energy - 4.7%
                       Integrated Oil & Gas - 3.9%
88,287                 Chevron Corp.                                          $  6,434,357
45,519                 ConocoPhillips                                            3,022,917
                                                                              ------------
                                                                              $  9,457,274
                                                                              ------------
                       Oil & Gas Drilling - 0.7%
21,637                 Diamond Offshore Drilling, Inc.*(b)                    $  1,827,028
                                                                              ------------
                       Total Energy                                           $ 11,284,302
                                                                              ------------
                       Materials - 2.8%
                       Diversified Chemical - 2.8%
50,748                 Dow Chemical Co.                                       $  2,108,072
66,815                 E.I. du Pont de Nemours and Co.                           3,311,351
78,910                 Olin Corp.                                                1,328,844
                                                                              ------------
                                                                              $  6,748,267
                                                                              ------------
                       Total Materials                                        $  6,748,267
                                                                              ------------
                       Capital Goods - 7.9%
                       Aerospace & Defense - 1.2%
43,570                 United Technologies Corp.                              $  2,963,631
                                                                              ------------
                       Construction & Farm Machinery & Heavy Trucks - 3.1%
73,527                 Deere & Co.                                            $  7,373,288
                                                                              ------------
                       Electrical Component & Equipment - 1.7%
90,062                 Emerson Electric Co.                                   $  4,050,088
                                                                              ------------
                       Industrial Conglomerates - 1.9%
62,229                 3M Co.                                                 $  4,623,615
                                                                              ------------
                       Total Capital Goods                                    $ 19,010,622
                                                                              ------------
                       Commercial Services & Supplies - 1.3%
                       Commercial Printing - 1.3%
84,144                 R.R. Donnelly & Sons Co. (b)                           $  3,121,742
                                                                              ------------
                       Total Commercial Services & Supplies                   $  3,121,742
                                                                              ------------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                 S&P/
              Moody's
   Shares     Ratings                                                                Value
                        Consumer Services - 1.9%
                        Specialized Consumer Services - 1.9%
351,140                 Servicemaster Co.                                     $  4,582,377
                                                                              ------------
                        Total Consumer Services                               $  4,582,377
                                                                              ------------
                        Media - 1.5%
                        Movies & Entertainment - 1.4%
152,107                 Regal Entertainment Group                             $  3,422,408
                                                                              ------------
                        Publishing - 0.1%
  8,690                 Idearc, Inc.                                          $    281,730
                                                                              ------------
                        Total Media                                           $  3,704,138
                                                                              ------------
                        Retailing - 1.9%
                        Department Stores - 1.9%
110,700                 Federated Department Stores, Inc.                     $  4,592,943
                                                                              ------------
                        Total Retailing                                       $  4,592,943
                                                                              ------------
                        Food & Drug Retailing - 1.5%
                        Food Distributors - 1.5%
107,546                 Sysco Corp.                                           $  3,715,714
                                                                              ------------
                        Total Food & Drug Retailing                           $  3,715,714
                                                                              ------------
                        Food, Beverage & Tobacco - 3.8%
                        Packaged Foods & Meats - 1.0%
 52,428                 H.J. Heinz Co., Inc.                                  $  2,470,407
                                                                              ------------
                        Soft Drinks - 1.6%
 57,800                 PepsiCo, Inc.                                         $  3,770,872
                                                                              ------------
                        Tobacco - 1.2%
 34,113                 Altria Group, Inc.                                    $  2,981,135
                                                                              ------------
                        Total Food, Beverage & Tobacco                        $  9,222,414
                                                                              ------------
                        Household & Personal Products - 1.3%
                        Household Products - 1.3%
 46,639                 Procter & Gamble Co.                                  $  3,025,472
                                                                              ------------
                        Total Household & Personal Products                   $  3,025,472
                                                                              ------------
                        Pharmaceuticals & Biotechnology - 5.8%
                        Pharmaceuticals - 5.8%
 80,306                 Eli Lilly & Co.                                       $  4,346,161
144,742                 Merck & Co., Inc.                                        6,477,205
 61,921                 Pfizer, Inc.                                             1,624,807
 41,053                 Teva Pharmaceutical Industries, Ltd.                     1,440,960
                                                                              ------------
                                                                              $ 13,889,133
                                                                              ------------
                        Total Pharmaceuticals & Biotechnology                 $ 13,889,133
                                                                              ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
              Moody's
   Shares     Ratings                                                                Value
                        Banks - 6.3%
                        Diversified Banks - 3.9%
193,486                 U.S. Bancorp                                          $  6,888,102
 43,570                 Wachovia Corp.                                           2,461,705
                                                                              ------------
                                                                              $  9,349,807
                                                                              ------------
                        Thrifts & Mortgage Finance - 2.4%
132,079                 Washington Mutual, Inc.                               $  5,889,403
                                                                              ------------
                        Total Banks                                           $ 15,239,210
                                                                              ------------
                        Diversified Financials - 2.5%
                        Diversified Financial Services - 2.5%
114,287                 Bank of America Corp.                                 $  6,009,210
                                                                              ------------
                        Total Diversified Financials                          $  6,009,210
                                                                              ------------
                        Real Estate - 3.5%
                        Office Real Estate Investment Trusts - 3.0%
164,668                 Brandywine Realty Trust                               $  5,740,326
123,906                 HRPT Properties Trust                                    1,613,256
                                                                              ------------
                                                                              $  7,353,582
                                                                              ------------
                        Residential Real Estate Investment Trusts - 0.1%
  3,673                 Camden Property Trust                                 $    287,963
                                                                              ------------
                        Specialized Real Estate Investment Trusts - 0.4%
 18,132                 Hospitality Properties Trust                          $    884,842
                                                                              ------------
                        Total Real Estate                                     $  8,526,387
                                                                              ------------
                        Software & Services - 1.4%
                        Systems Software - 1.4%
112,380                 Microsoft Corp.                                       $  3,468,047
                                                                              ------------
                        Total Software & Services                             $  3,468,047
                                                                              ------------
                        Technology Hardware & Equipment - 2.0%
                        Communications Equipment - 2.0%
220,434                 Nokia Corp. (A.D.R.)                                  $  4,871,591
                                                                              ------------
                        Total Technology Hardware & Equipment                 $  4,871,591
                                                                              ------------
                        Semiconductors - 0.6%
 73,167                 Intel Corp.                                           $  1,533,580
                                                                              ------------
                        Total Semiconductors                                  $  1,533,580
                                                                              ------------

The accompanying notes are an integral part of these financial statements.    19

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07                                      (continued)
--------------------------------------------------------------------------------

                 S&P/
              Moody's
   Shares     Ratings                                                                Value
                        Telecommunication Services - 5.9%
                        Integrated Telecommunication Services - 5.8%
354,847                 Citizens Utilities Co. (Class B)                      $  5,202,057
173,806                 Verizon Communications, Inc.                             6,695,007
148,999                 Windstream Corp.                                         2,217,105
                                                                              ------------
                                                                              $ 14,114,169
                                                                              ------------
                        Total Telecommunication Services                      $ 14,114,169
                                                                              ------------
                        Utilities - 2.9%
                        Gas Utilities - 2.8%
222,276                 Atmos Energy Corp.                                    $  6,943,902
                                                                              ------------
                        Independent Power Producer & Energy Traders - 0.0%
121                     Dynegy, Inc.*                                         $        855
                                                                              ------------
                        Total Utilities                                       $  6,944,757
                                                                              ------------
                        TOTAL COMMON STOCKS
                        (Cost $127,049,147)                                   $143,604,075
                                                                              ------------


 Principal
    Amount
                         ASSET BACKED SECURITIES - 0.6%
                         Transportation - 0.0%
                         Airlines - 0.0%
 $ 11,664    BBB+/Baa3   Continental Airlines, 6.648%, 9/15/17                $     12,101
                                                                              ------------
                         Total Transportation                                 $     12,101
                                                                              ------------
                         Diversified Financials - 0.4%
                         Diversified Financial Services - 0.3%
  286,686    BB-/Ba1     Caithness Coso Fund Corp., 6.263%, 6/15/14
                             (144A)                                           $    277,438
  205,768    BBB+/Baa2   PF Export Receivable Master Trust, 6.436%,
                         6/1/15 (144A)                                             209,883
  403,916    BBB/Baa2    Power Receivables Finance, 6.29%, 1/1/12
                             (144A)                                                404,687
                                                                              ------------
                                                                              $    892,008
                                                                              ------------
                         Total Diversified Financials                         $    892,008
                                                                              ------------


20    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                           Value
                           Utilities - 0.2%
                           Electric Utilities - 0.1%
 $  272,580    BBB-/Baa3   FPL Energy America Wind LLC, 6.639%, 6/20/23
                           (144A)                                             $    280,201
    158,400    BB-/Ba2     FPL Energy Wind Funding, 6.876%, 6/27/17
                           (144A)                                                  159,984
                                                                              ------------
                                                                              $    440,185
                                                                              ------------
                           Total Utilities                                    $    440,185
                                                                              ------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $1,345,025)                                  $  1,344,294
                                                                              ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
                           Banks - 0.4%
                           Thrifts & Mortgage Finance - 0.3%
    512,299    NR/Aaa      ABN Amro Mortgage Corp., 4.75%, 5/25/18            $    502,004
    350,000    BB/Ba2      T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)              350,465
                                                                              ------------
                                                                              $    852,469
                                                                              ------------
                           Total Banks                                        $    852,469
                                                                              ------------
                           Diversified Financials - 0.1%
                           Diversified Financial Services - 0.0%
    140,000    NR/Ba1      Global Signal, 7.036%, 2/15/36 (144A)              $    141,761
                                                                              ------------
                           Total Diversified Financials                       $    141,761
                                                                              ------------
                           Government - 1.8%
    123,626    NR/NR       Federal Home Loan Bank, 5.0%, 1/15/16              $    122,524
    258,967    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.875%,
                           5/15/16                                                 259,168
    648,492    AAA/Aaa     Federal Home Loan Mortgage Corp., 6.1%,
                           9/15/18                                                 650,208
    298,706    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                           6/15/32                                                 297,304
  1,907,833    AAA/Aaa     Federal National Mortgage Association, 5.5%,
                           5/25/14                                               1,903,076
    990,643    AAA/Aaa     Federal National Mortgage Association, 6.0%,
                           6/25/16                                                 991,190
                                                                              ------------
                                                                              $  4,223,470
                                                                              ------------
                           Total Government                                   $  4,223,470
                                                                              ------------
                           TOTAL COLLATERALIZED MORTGAGE
                           OBLIGATIONS
                           (Cost $5,218,679)                                  $  5,217,700
                                                                              ------------

The accompanying notes are an integral part of these financial statements.    21

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07                                      (continued)
--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                          Value
                           CORPORATE BONDS - 9.4%
                           Energy - 0.6%
                           Integrated Oil & Gas - 0.1%
 $  160,000    A-/A3       Occidental Petroleum, 6.75%, 1/15/12              $    169,814
     25,000    BBB/Baa2    Petro-Canada, 4.0%, 7/15/13                             22,678
     15,000    BBB+/Baa1   USX Corp., 6.85%, 3/1/08                                15,185
                                                                             ------------
                                                                             $    207,677
                                                                             ------------
                           Oil & Gas Equipment & Services - 0.1%
  2,000,000    NR/NR       Sevan Marine, 9.0%, 3/31/08                       $    325,268
                                                                             ------------
                           Oil & Gas Exploration & Production - 0.2%
    300,000    BBB+/NR     Gazprom International SA., 7.201%, 2/1/20
                              (144A)                                         $    313,800
     65,000    BBB/Baa1    Pemex Project Funding Master, 9.125%,
                           10/13/10                                                72,248
    179,550    A/Aa3       Ras Laffan Liq Natural Gas, 3.437%, 9/15/09
                              (144A)                                              175,270
     45,000    BB+/Ba2     Southern Star Central Corp., 6.75%, 3/1/16              44,663
                                                                             ------------
                                                                             $    605,981
                                                                             ------------
                           Oil & Gas Refining & Marketing - 0.1%
     90,000    BBB/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17             $     86,524
    200,000    BB-/Ba2     Semco Energy, Inc., 7.125%, 5/15/08                    200,456
                                                                             ------------
                                                                             $    286,980
                                                                             ------------
                           Total Energy                                      $  1,425,906
                                                                             ------------
                           Materials - 0.6%
                           Aluminum - 0.1%
    150,000    B/B2        Novelis, Inc., 7.25%, 2/15/15                     $    153,750
                                                                             ------------
                           Commodity Chemicals - 0.1%
    300,000    B+/Ba3      Nova Chemicals, Ltd., 6.5%, 1/15/12               $    283,500
                                                                             ------------
                           Diversified Metals & Mining - 0.2%
    425,000    BBB/Baa3    Inco, Ltd., 7.2%, 9/15/32                         $    453,526
                                                                             ------------
                           Fertilizers & Agricultural Chemicals - 0.0%
     30,000    BBB+/Baa1   Potash Corp. Saskatchewan, 4.875%, 3/1/13         $     28,782
                                                                             ------------
                           Paper Products - 0.2%
    150,000    B+/B2       Abitibi-Consolidated, Inc., 6.95%, 4/1/08         $    151,125
    300,000    B-/B3       MDP Acquisitions, 9.625%, 10/1/12                      318,750
                                                                             ------------
                                                                             $    469,875
                                                                             ------------
                           Total Materials                                   $  1,389,433
                                                                             ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                             Value
                           Capital Goods - 1.3%
                           Aerospace & Defense - 0.4%
 $   25,000    A+/A2       Boeing Co., 5.125%, 2/15/13                          $     24,763
    500,000    A/A2        General Dynamics Corp., 4.5%, 8/15/10                     488,372
    320,000    A/A2        Honeywell, Inc., 7.0%, 3/15/07                            320,447
     80,000    A/A2        Honeywell International, 7.5%, 3/1/10                      84,991
                                                                                ------------
                                                                                $    918,573
                                                                                ------------
                           Electrical Component & Equipment - 0.1%
    187,429    NR/WD       Orcal Geothermal, 6.21%, 12/30/20 (144A)             $    185,086
                                                                                ------------
                           Industrial Conglomerates - 0.5%
  1,000,000    AAA/Aaa     General Electric Capital Corp. 5.5%, 11/15/11        $  1,001,447
    145,000    AAA/Aaa     General Electric Capital Corp., 6.125%, 2/22/11           149,437
    120,000    AAA/Aaa     General Electric Capital Corp., 6.75%, 3/15/32            135,833
                                                                                ------------
                                                                                $  1,286,717
                                                                                ------------
                           Trading Companies & Distributors - 0.3%
    495,000    BBB+/Baa1   GATX Corp., 5.5%, 2/15/12                            $    489,252
    300,000    BBB-/Baa3   Glencore Funding LLC, 6.0%, 4/15/14 (144A)                290,514
                                                                                ------------
                                                                                $    779,766
                                                                                ------------
                           Total Capital Goods                                  $  3,170,142
                                                                                ------------
                           Transportation - 0.6%
                           Airlines - 0.4%
  1,000,000    A/Baa1      Southwest Airlines Co., 5.25%, 10/1/14               $    958,956
                                                                                ------------
                           Railroads - 0.2%
    400,000    BBB/Baa2    Union Pac Corp., 5.75%, 10/15/07                     $    400,689
                                                                                ------------
                           Total Transportation                                 $  1,359,645
                                                                                ------------
                           Automobiles & Components - 0.3%
                           Automobile Manufacturers - 0.2%
     80,000    CCC+/Caa1   Ford Motor Co., 7.25%, 10/1/08                       $     81,000
    500,000    B-/Caa1     General Motors, 7.2%, 1/15/11 (b)                         487,500
                                                                                ------------
                                                                                $    568,500
                                                                                ------------
                           Tires & Rubber - 0.1%
    250,000    B-/B3       Goodyear Tire & Rubber, 8.5%, 3/15/07                $    250,000
                                                                                ------------
                           Total Automobiles & Components                       $    818,500
                                                                                ------------
                           Consumer Services - 0.4%
                           Hotels, Resorts & Cruise Lines - 0.1%
    250,000    BBB-/Ba1    Royal Caribbean Cruises, 7.25%, 6/15/16              $    256,381
                                                                                ------------
                           Restaurants - 0.3%
    700,000    A/A2        McDonalds Corp., 5.75%, 3/1/12                       $    714,195
                                                                                ------------
                           Total Consumer Services                              $    970,576
                                                                                ------------

The accompanying notes are an integral part of these financial statements.    23

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                         Value
                           Media - 0.7%
                           Broadcasting & Cable TV - 0.2%
 $   80,000    BBB+/Baa2   Comcast Corp., 5.3%, 1/15/14                     $     78,210
    400,000    BBB-/Baa3   Cox Communications, 7.125%, 10/1/12                   428,848
    150,000    BB+/Baa3    Cox Enterprises, 4.375%, 5/1/08 (144A)                147,291
                                                                            ------------
                                                                            $    654,349
                                                                            ------------
                           Media - 0.2%
    500,000    BBB+/Baa2   Comcast Cable Corp., 6.75%, 1/30/11              $    522,494
                                                                            ------------
                           Publishing - 0.2%
    512,000    BBB/Baa2    News America, Inc., 7.3%, 4/30/28                $    553,844
                                                                            ------------
                           Total Media                                      $  1,730,687
                                                                            ------------
                           Retailing - 0.4%
                           General Merchandise Stores - 0.2%
    500,000    A+/A1       Target Corp., 5.875%, 3/1/12                     $    511,059
                                                                            ------------
                           Specialty Stores - 0.2%
    430,000    BBB-/Baa3   Tanger Factory Outlet Centers, Inc., 6.15%,
                           11/15/15                                         $    431,396
                                                                            ------------
                           Total Retailing                                  $    942,455
                                                                            ------------
                           Food, Beverage & Tobacco - 0.2%
                           Brewers - 0.0%
     35,000    BBB+/Baa1   Miller Brewing Co., 5.5%, 8/15/13 (144A)         $     34,546
                                                                            ------------
                           Packaged Foods & Meats - 0.1%
    335,000    A+/A1       Unilever Capital Corp., 7.125%, 11/1/10          $    354,395
                                                                            ------------
                           Soft Drinks - 0.0%
     35,000    A/A3        Bottling Group LLC, 5.0%, 11/15/13               $     34,065
                                                                            ------------
                           Total Food, Beverage & Tobacco                   $    423,006
                                                                            ------------
                           Banks - 0.4%
                           Diversified Banks - 0.2%
    250,000    BB+/Baa1    Kazkommerts International BV, 8.0%, 11/3/15      $    253,300
    225,000    AA-/Aa2     National Westminster, 7.375%, 10/1/09                 235,627
                                                                            ------------
                                                                            $    488,927
                                                                            ------------
                           Regional Banks - 0.2%
    500,000    A+/Aa3      Branch Banking & Trust Co., 4.875%, 1/15/13      $    483,703
     40,000    A-/A2       Keycorp, 2.75%, 2/27/07                                39,923
                                                                            ------------
                                                                            $    523,626
                                                                            ------------
                           Total Banks                                      $  1,012,553
                                                                            ------------
                           Diversified Financials - 0.7%
                           Asset Management & Custody Banks - 0.4%
  1,000,000    A+/A1       Northern Trust Co., 7.1%, 8/1/09                 $  1,037,912
                                                                            ------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                              Value
                           Consumer Finance - 0.1%
 $  265,000    A/A2        SLM Corp., Floating Rate Note, 7/25/14                $    239,931
                                                                                 ------------
                           Diversified Financial Services - 0.1%
    300,000    A-/Baa3     Brascan Corp., 5.75%, 3/1/10                          $    301,961
                                                                                 ------------
                           Total Diversified Financials                          $  1,579,804
                                                                                 ------------
                           Insurance - 1.1%
                           Life & Health Insurance - 0.2%
    500,000    AA/Aa3      Protective Life, 4.0%, 10/7/09                        $    482,509
                                                                                 ------------
                           Multi-Line Insurance - 0.1%
    100,000    BB+/Ba1     Hanover Insurance Group, 7.625%, 10/15/25             $    105,961
    200,000    A/A3        Loew Corp., 5.25%, 3/15/16                                 193,660
                                                                                 ------------
                                                                                 $    299,621
                                                                                 ------------
                           Property & Casualty Insurance - 0.7%
  1,000,000    AAA/Aaa     Berkshire Hathway, Inc., 3.375%, 10/15/08             $    968,567
    280,000    BBB-/NR     Kingsway America, Inc., 7.5%, 2/1/14                       282,108
    500,000    BBB-/Baa3   Ohio Casualty Corp., 7.3%, 6/15/14                         530,019
                                                                                 ------------
                                                                                 $  1,780,694
                                                                                 ------------
                           Reinsurance - 0.1%
    100,000    BBB/NA      Platinum Underwriters HD, 7.5%, 6/1/17                $    104,589
                                                                                 ------------
                           Total Insurance                                       $  2,667,413
                                                                                 ------------
                           Real Estate - 0.6%
                           Real Estate Investment Trusts - 0.6%
    400,000    BBB-/Baa3   Colonial Reality LP, 6.15%, 4/15/13                   $    407,318
    700,000    BBB-/Baa3   Health Care Real Estate Investment Trust, Inc.,
                           6.2%, 6/1/16                                               700,578
    250,000    B+/B1       Trustreet Properties, Inc., 7.5%, 4/1/15                   270,000
    100,000    BB+/Ba2     Ventas Realty Capital Corp., 7.125%, 6/1/15
                           (144A)                                                     103,250
                                                                                 ------------
                                                                                 $  1,481,146
                                                                                 ------------
                           Total Real Estate                                     $  1,481,146
                                                                                 ------------
                           Technology Hardware & Equipment - 0.7%
                           Computer Hardware - 0.7%
  1,000,000    A+/A1       International Business Machines, 7.5%, 6/15/13        $  1,107,311
    500,000    BBB-/Baa3   NCR Corp., 7.125%, 6/15/09                                 512,158
                                                                                 ------------
                                                                                 $  1,619,469
                                                                                 ------------
                           Total Technology Hardware & Equipment                 $  1,619,469
                                                                                 ------------
                           Semiconductors - 0.1%
    250,000    BBB-/Baa3   Chartered Semiconductor, 6.375%, 8/3/15               $    250,990
                                                                                 ------------
                           Total Semiconductors                                  $    250,990
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.    25

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                      S&P/
   Principal       Moody's
      Amount       Ratings                                                           Value
                           Telecommunication Services - 0.2%
                           Integrated Telecommunication Services - 0.2%
 $  250,000    BBB+/Baa2   Telecom Italia Capital, 4.875%, 10/1/10            $    242,717
    300,000    BBB+/Baa2   Telecom Italia Capital, 5.25%, 11/15/13                 285,284
                                                                              ------------
                                                                              $    528,001
                                                                              ------------
                           Total Telecommunication Services                   $    528,001
                                                                              ------------
                           Utilities - 0.5%
                           Electric Utilities - 0.2%
    500,000    A/A2        Alabama Power Co., 3.5%, 11/15/07                  $    492,722
    225,000    BBB+/Baa3   Entergy Gulf States, 5.7%, 6/1/15                       218,171
                                                                              ------------
                                                                              $    710,893
                                                                              ------------
                           Independent Power Producer & Energy Traders - 0.2%
    500,000    BBB/A3      Duke Energy Corp., 6.25%, 1/15/12                  $    518,252
                                                                              ------------
                           Total Utilities                                    $  1,229,145
                                                                              ------------
                           TOTAL CORPORATE BONDS
                           (Cost $22,687,163)                                 $ 22,598,871
                                                                              ------------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.9%
     65,000    AAA/Aaa     Federal Home Loan Mortgage Corp., 3.875%,
                           6/14/13                                            $     60,768
  1,941,485    AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                           8/1/20-12/1/20                                        1,863,363
    250,000    AAA/Aaa     Federal Home Loan Mortgage Corp., 4.875%,
                           1/17/17                                                 244,324
  1,278,878    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                           4/1/34-11/1/34                                        1,230,698
    625,520    AAA/Aaa     Federal Home Loan Mortgage Corp., 5.101%,
                           11/1/35                                                 624,240
    895,913    NR/Aaa      Federal Home Loan Mortgage Corp., 5.27%,
                           12/28/12                                                903,528
  2,914,422    NR/NR       Federal Home Loan Mortgage Corp., 5.5%,
                           10/1/16-12/1/35                                       2,885,747
  1,444,937    NR/NR       Federal Home Loan Mortgage Corp., 6.0%,
                           4/15/32-5/1/36                                        1,454,109
    480,604    AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%,
                           5/1/09-11/1/33                                          491,004
    499,456    AAA/Aaa     Federal Home Loan Mortgage Corp., 7.0%,
                           10/1/46                                                 511,992
    500,000    AAA/Aaa     Federal National Mortgage Association, 4.375%,
                           9/7/07                                                  497,136

26    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    S&P/
   Principal     Moody's
      Amount     Ratings                                                           Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 $  546,818    AAA/Aaa   Federal National Mortgage Association, 4.5%,
                         11/1/20                                            $    524,889
  1,500,000    AAA/Aaa   Federal National Mortgage Association, 4.625%,
                         10/15/14                                              1,453,379
    103,901    AAA/Aaa   Federal National Mortgage Association, 4.78%,
                         12/1/12                                                 101,527
  1,010,974    AAA/Aaa   Federal National Mortgage Association, 4.905%,
                         12/1/36                                               1,001,031
  2,056,452    AAA/Aaa   Federal National Mortgage Association, 5.0%,
                         4/1/17-6/1/34                                         2,005,184
    350,000    AAA/Aaa   Federal National Mortgage Association, 5.2%,
                         11/8/10                                                 347,737
    100,000    AAA/Aaa   Federal National Mortgage Association, 5.24%,
                         8/7/18                                                   97,894
  9,455,213    AAA/Aaa   Federal National Mortgage Association, 5.5%,
                         8/1/14-9/16/36                                        9,358,459
  4,974,205    AAA/Aaa   Federal National Mortgage Association, 6.0%,
                         8/1/16-8/1/36                                         5,003,708
  1,260,000    AAA/Aaa   Federal National Mortgage Association, 6.125%,
                         3/15/12                                               1,317,419
  1,500,000    AA-/Aa2   Federal National Mortgage Association, 6.25%,
                         3/5/12                                                1,501,073
    705,928    NR/NR     Federal National Mortgage Association, 6.5%,
                         12/1/21-10/1/32                                         724,013
    964,993    AAA/Aaa   Federal National Mortgage Association, 7.0%,
                         3/1/12-1/1/36                                           992,368
     51,821    AAA/Aaa   Federal National Mortgage Association, 8.0%,
                         4/1/20-5/1/31                                            54,793
     21,569    AAA/Aaa   Federal National Mortgage Association, 9.0%,
                         4/1/33                                                   22,713
  1,275,350    AAA/Aaa   Government National Mortgage Association,
                         4.5%, 1/15/35-4/20/36                                 1,189,266
    885,090    AAA/Aaa   Government National Mortgage Association,
                         5.0%, 4/15/34-10/15/34                                  855,255
  3,559,034    AAA/Aaa   Government National Mortgage Association,
                         5.5%, 8/15/17-4/15/36                                 3,532,096
  4,407,743    NR/NR     Government National Mortgage Association,
                         6.0%, 4/15/14-12/15/33                                4,454,053
  1,824,052    NR/NR     Government National Mortgage Association,
                         6.5%, 10/15/28-5/15/33                                1,872,071

The accompanying notes are an integral part of these financial statements.    27

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                    S&P/
   Principal     Moody's
      Amount     Ratings                                                              Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 $   12,254    AAA/Aaa   Government National Mortgage Association,
                         7.0%, 4/15/28-8/15/28                                 $     12,684
     18,574    NR/NR     Government National Mortgage Association,
                         7.5%, 9/20/29-1/15/30                                       19,346
      3,356    NR/NR     Government National Mortgage Association,
                         7.75%, 11/15/29                                              3,533
     29,286    NR/NR     Government National Mortgage Association,
                         8.0%, 2/15/30                                               31,013
    318,574    NR/NR     Government National Mortgage Association II,
                         5.5%, 2/20/34                                              315,015
    375,933    AAA/Aaa   Government National Mortgage Association II,
                         6.0%, 10/20/33                                             379,995
    200,000    AAA/Aaa   U.S. Treasury Bonds, 4.0%, 2/15/14                         190,195
  2,500,000    AAA/Aaa   U.S. Treasury Bonds, 4.25%, 11/15/13                     2,418,848
    720,000    AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                       743,738
    800,000    AAA/Aaa   U.S. Treasury Bonds, 6.0%, 2/15/26                         894,938
  2,525,000    AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23                      2,869,228
    100,000    AAA/Aaa   U.S. Treasury Bonds, 7.125%, 2/15/23                       122,938
  1,000,000    AAA/Aaa   U.S. Treasury Bonds, 7.25%, 8/15/22                      1,238,594
    200,000    AAA/Aaa   U.S. Treasury Inflation Protected Security, 0.0%,
                         11/15/15                                                   130,918
     62,159    AAA/Aaa   U.S. Treasury Inflation Protected Security,
                         1.875%, 7/15/15                                             59,709
    453,940    AAA/Aaa   U.S. Treasury Inflation Protected Security,
                         3.375%, 1/15/12                                            474,332
    173,670    AAA/Aaa   U.S. Treasury Inflation Protected Security, 3.5%,
                         1/15/11                                                    180,868
    800,000    AAA/Aaa   U.S. Treasury Notes, 4.125%, 5/15/15                       762,156
    700,000    AAA/Aaa   U.S. Treasury Notes, 4.25%, 11/15/14-8/15/15               672,989
  1,000,000    AAA/Aaa   U.S. Treasury Notes, 4.75%, 11/15/08-5/15/14               995,951
    360,000    AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                       379,856
    595,000    AAA/Aaa   U.S. Treasury Notes, 5.5%, 8/15/28                         633,582
    300,000    AAA/Aaa   U.S. Treasury Notes, 7.5%, 11/15/16                        361,102
                                                                               ------------
                                                                               $ 61,067,365
                                                                               ------------
                         TOTAL U.S. GOVERNMENT AND AGENCY
                         OBLIGATIONS
                         (Cost $61,178,956)                                    $ 61,067,365
                                                                               ------------

28    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares
                      TEMPORARY CASH INVESTMENT - 0.8%
                      Security Lending Collateral - 0.8%
1,969,572     NR/NR   Securities Lending Investment Fund, 5.24%      $  1,969,572
                                                                     ------------
                      TOTAL TEMPORARY CASH INVESTMENT
                      (Cost $1,969,572)                              $  1,969,572
                                                                     ------------
                      TOTAL INVESTMENT IN SECURITIES - 99.6%
                      (Cost $222,507,704)(a)                         $239,190,441
                                                                     ------------
                      OTHER ASSETS AND LIABILITIES - 0.4%            $  1,004,321
                                                                     ------------
                      TOTAL NET ASSETS - 100.0%                      $240,194,762
                                                                     ============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2007, the value of these securities amounted to $3,086,277 or 1.3% of total net assets.

NR       Not Rated by either S&P or Moody's.

(a) At January 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $222,866,014 was as follows

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost                                         $18,327,839
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value                                          (2,003,412)
                                                                               -----------
      Net unrealized gain                                                      $16,324,427
                                                                               ===========

(b)      At January 31, 2007, the following securities were out on loan:



       Shares   Security                                     Value
     21,421     Diamond Offshore Drilling, Inc.*     $1,808,789
      4,000     R.R. Donnelly & Sons Co.                148,400
                                                     ----------
                Total                                $1,957,189
                                                     ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2007 aggregated $79,050,452 and $82,390,357, respectively.


The accompanying notes are an integral part of these financial statements.    29

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
    loaned of $1,957,189)
    (cost $222,507,704)                                          $239,190,441
  Receivables -
    Investment securities sold                                      3,515,295
    Fund shares sold                                                  160,445
    Dividends, interest and foreign taxes withheld                  1,197,174
    Forward foreign currency positional hedge contracts, net            4,687
  Other                                                                75,650
                                                                 ------------
     Total assets                                                $244,143,692
                                                                 ------------
LIABILITIES:
  Payables -
    Investment securities purchased                              $  1,236,841
    Fund shares repurchased                                           547,604
    Upon return of securities loaned                                1,969,572
  Due to bank                                                         139,445
  Due to affiliates                                                    39,722
  Accrued expenses                                                     15,746
                                                                 ------------
     Total liabilities                                           $  3,948,930
                                                                 ------------
NET ASSETS:
  Paid-in capital                                                $207,630,972
  Undistributed net investment income                                  63,564
  Accumulated net realized gain on investments and foreign
    currency transactions                                          15,812,634
  Net unrealized gain on investments                               16,682,737
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                          4,855
                                                                 ------------
     Total net assets                                            $240,194,762
                                                                 ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $167,932,301/15,550,173 shares)              $      10.80
                                                                 ============
  Class B (based on $32,540,812/3,028,320 shares)                $      10.75
                                                                 ============
  Class C (based on $11,098,532/1,028,709 shares)                $      10.79
                                                                 ============
  Class Y (based on $28,623,117/2,649,632 shares)                $      10.80
                                                                 ============
MAXIMUM OFFERING PRICE:
  Class A ($10.80 [divided by] 95.5%)                            $      11.31
                                                                 ============


30    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $673)         $ 1,824,033
  Interest                                                    1,760,156
  Income from securities loaned, net                             10,672
                                                            -----------
     Total investment income                                                  $ 3,594,861
                                                                              -----------
EXPENSES:
  Management fees                                           $   569,481
  Transfer agent fees and expenses
   Class A                                                      114,534
   Class B                                                       34,702
   Class C                                                        9,038
   Investor Class                                                 3,993
   Class Y                                                        3,531
  Distribution fees
   Class A                                                      133,258
   Class B                                                      131,187
   Class C                                                       26,277
  Administrative reimbursements                                  21,348
  Custodian fees                                                 10,616
  Registration fees                                               7,916
  Professional fees                                              44,716
  Printing expense                                               12,098
  Miscellaneous                                                   7,350
                                                            -----------
     Total expenses                                                           $ 1,130,045
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                          (30,809)
     Less fees paid indirectly                                                     (6,163)
                                                                              -----------
     Net expenses                                                             $ 1,093,073
                                                                              -----------
       Net investment income                                                  $ 2,501,788
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                              $15,932,333
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (8,088)      $15,924,245
                                                            -----------       -----------
  Change in net unrealized loss on:
   Investments                                              $(5,178,898)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  975       $(5,177,923)
                                                            -----------       -----------
  Net gain on investments                                                     $10,746,322
                                                                              -----------
  Net increase in net assets resulting from operations                        $13,248,110
                                                                              ===========


The accompanying notes are an integral part of these financial statements.    31

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07 and the Year Ended 7/31/06

                                                            Six Months
                                                              Ended
                                                             1/31/07          Year Ended
                                                           (unaudited)         7/31/06
FROM OPERATIONS:
Net investment income                                     $   2,501,788     $   3,637,462
Net realized gain on investments and foreign
  currency transactions                                      15,924,245        14,923,965
Change in net unrealized loss on investments and
  foreign currency transactions                              (5,177,923)       (8,927,160)
                                                          -------------     -------------
    Net increase in net assets resulting from
     operations                                           $  13,248,110     $   9,634,267
                                                          -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.19 and $0.29 per share, respectively)     $  (1,630,185)    $  (1,858,499)
    Class B ($0.15 and $0.19 per share, respectively)          (305,562)         (355,044)
    Class C ($0.16 and $0.19 per share, respectively)           (50,480)           (1,384)
    Class Y ($0.22 and $0.32 per share, respectively)          (591,615)       (1,181,280)
Net realized gain:
    Class A ($1.11 and $2.39 per share, respectively)        (6,648,458)      (13,270,663)
    Class B ($1.11 and $2.39 per share, respectively)        (1,992,047)       (4,135,506)
    Class C ($1.11 and $2.39 per share, respectively)          (120,925)          (20,142)
    Class Y ($1.11 and $2.39 per share, respectively)        (2,926,099)       (8,734,998)
                                                          -------------     -------------
     Total distributions to shareowners                   $ (14,265,371)    $ (29,557,516)
                                                          -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  16,583,397     $  19,030,630
Shares issued in reorganization                             117,722,034                 -
Reinvestment of distributions                                13,410,140        27,660,287
Cost of shares repurchased                                  (23,767,880)      (94,681,985)
                                                          -------------     -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                         $ 123,947,691     $ (47,991,068)
                                                          -------------     -------------
    Net increase (decrease) in net assets                 $ 122,930,430     $ (67,914,317)
NET ASSETS:
Beginning of period                                         117,264,332       185,178,649
                                                          -------------     -------------
End of period                                             $ 240,194,762     $ 117,264,332
                                                          =============     =============
Undistributed net investment income                       $      63,564     $     139,618
                                                          =============     =============

32    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '07 Shares      '07 Amount       '06 Shares      '06 Amount
                                  (unaudited)      (unaudited)
CLASS A
Shares sold                         1,035,804    $  11,449,205       1,101,619    $  12,817,227
Shares issued in
  reorganization                    8,312,275       87,611,379               -                -
Reinvestment of distributions         757,278        8,027,883       1,337,430       14,466,369
Conversion from Investor class
  shares                              732,293        7,835,544               -                -
Less shares repurchased            (1,247,266)     (13,735,165)     (4,692,360)     (57,682,410)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)         9,590,384    $ 101,188,846      (2,253,311)   $ (30,398,814)
                                   ==========    =============      ==========    =============
CLASS B
Shares sold                           171,658    $   1,883,697         131,563    $   1,473,358
Shares issued in
  reorganization                    1,252,722       13,141,055               -                -
Reinvestment of distributions         198,670        2,094,386         375,287        4,031,461
Less shares repurchased              (397,152)      (4,295,996)       (648,269)      (7,567,986)
                                   ----------    -------------      ----------    -------------
    Net increase (decrease)         1,225,898    $  12,823,142        (141,419)   $  (2,063,167)
                                   ==========    =============      ==========    =============
CLASS C
Shares sold                           150,222    $   1,661,486          46,003    $     528,944
Shares issued in
  reorganization                      871,863        9,189,436               -                -
Reinvestment of distributions          13,816          146,428           1,804           19,417
Less shares repurchased               (45,226)        (484,315)         (9,773)        (105,121)
                                   ----------    -------------      ----------    -------------
    Net increase                      990,675    $  10,513,035          38,034    $     443,240
                                   ==========    =============      ==========    =============
INVESTOR CLASS
Shares issued in
  reorganization                      738,156    $   7,780,164
Conversion to Class A shares         (732,227)      (7,835,544)
Less shares repurchased                (5,929)         (63,016)
                                   ----------    -------------
    Net decrease                            -    $    (118,396)
                                   ==========    =============
CLASS Y
Shares sold                           144,451    $   1,589,009         359,664    $   4,211,101
Reinvestment of distributions         296,220        3,141,443         844,094        9,143,040
Less shares repurchased              (475,936)      (5,189,388)     (2,562,705)     (29,326,468)
                                   ----------    -------------      ----------    -------------
    Net decrease                      (35,265)   $    (458,936)     (1,358,947)   $ (15,972,327)
                                   ==========    =============      ==========    =============


The accompanying notes are an integral part of these financial statements.    33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

                                                       Six Months Ended
                                                            1/31/07       Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
CLASS A                                                   (unaudited)    7/31/06 (b)    7/31/05     7/31/04     7/31/03    7/31/02
Net asset value, beginning of period                      $  11.19         $ 13.05     $ 12.10     $11.37      $ 10.89     $ 12.46
                                                          --------         -------     -------     ------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.18         $  0.31     $  0.22     $ 0.20      $  0.22     $  0.30
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               0.73            0.51        1.01       0.75         0.66       (1.20)
                                                          --------         -------     -------     ------      -------     -------
  Net increase (decrease) from investment operations      $   0.91         $  0.82     $  1.23     $ 0.95      $  0.88     $ (0.90)
Distributions to shareowners:
 Net investment income                                       (0.19)          (0.29)      (0.25)     (0.22)       (0.26)      (0.31)
 Net realized gain                                           (1.11)          (2.39)      (0.03)         -        (0.14)      (0.36)
                                                          --------         -------     -------     ------      -------     -------
Total Distributions                                       $  (1.30)        $ (2.68)    $ (0.28)    $(0.22)     $ (0.40)    $ (0.67)
                                                          --------         -------     -------     ------      -------     -------
Capital Contributions                                            -               -           -(a)       -            -           -
                                                          --------         -------     -------     ------      -------     -------
Redemption Fee                                                   -               -           -          -(a)         -           -
                                                          --------         -------     -------     ------      -------     -------
Net increase (decrease) in net asset value                $  (0.39)        $ (1.86)    $  0.95     $ 0.73      $  0.48     $ (1.57)
                                                          --------         -------     -------     ------      -------     -------
Net asset value, end of period                            $  10.80         $ 11.19     $ 13.05     $12.10      $ 11.37     $ 10.89
                                                          ========         =======     =======     ======      =======     =======
Total return*                                                 8.53%           7.52%      10.33%      8.36%        8.34%      (7.55)%
Ratio of net expenses to average net assets+                  1.17%**         1.24%       1.34%      1.32%        1.34%       1.34%
Ratio of net investment income to average net assets+         2.92%**         2.65%       1.77%      1.64%        2.03%       2.57%
Portfolio turnover rate                                         92%**          115%         70%        19%          86%         34%
Net assets, end of period (in thousands)                  $167,932         $66,691    $107,147    $90,369      $78,679     $69,674
Ratios with no waiver of management fees and
 assumption of expenses by Advisor and no reduction
 for fees paid indirectly:
 Net expenses                                                 1.21%**         1.24%       1.39%      1.41%        1.42%       1.41%
 Net investment income                                        2.88%**         2.65%       1.72%      1.55%        1.95%       2.50%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees
 paid indirectly:
 Net expenses                                                 1.17%**         1.24%       1.34%      1.32%        1.34%       1.34%
 Net investment income                                        2.92%**         2.65%       1.77%      1.64%        2.03%       2.57%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

                                                    Six Months Ended
                                                        1/31/07       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                               (unaudited)    7/31/06 (b)     7/31/05      7/31/04      7/31/03     7/31/02
Net asset value, beginning of period                   $ 11.14         $ 13.00     $ 12.07      $ 11.34       $ 10.86      $ 12.42
                                                       -------         -------     -------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.14         $  0.20     $  0.13      $  0.11       $  0.14      $  0.22
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           0.73            0.52        0.99         0.75          0.66        (1.19)
                                                       -------         -------     -------      -------       -------      -------
  Net increase (decrease) from investment operations   $  0.87         $  0.72     $  1.12      $  0.86       $  0.80      $ (0.97)
Distributions to shareowners:
 Net investment income                                   (0.15)          (0.19)      (0.16)       (0.13)        (0.18)       (0.23)
 Net realized gain                                       (1.11)          (2.39)      (0.03)           -         (0.14)       (0.36)
                                                       -------         -------     -------      -------       -------      -------
Total Distributions                                    $ (1.26)        $ (2.58)    $ (0.19)     $ (0.13)      $ (0.32)     $ (0.59)
                                                       -------         -------     -------      -------       -------      -------
Capital Contributions                                        -               -           -(a)         -             -            -
                                                       -------         -------     -------      -------       -------      -------
Redemption Fee                                               -               -           -            -(a)          -            -
                                                       -------         -------     -------      -------       -------      -------
Net increase (decrease) in net asset value             $ (0.39)        $ (1.86)    $  0.93      $  0.73       $  0.48      $ (1.56)
                                                       -------         -------     -------      -------       -------      -------
Net asset value, end of period                         $ 10.75         $ 11.14     $ 13.00      $ 12.07       $ 11.34      $ 10.86
                                                       =======         =======     =======      =======       =======      =======
Total return*                                             8.18%           6.56%       9.40%        7.59%         7.55%       (8.17)%
Ratio of net expenses to average net assets+              1.98%**         2.17%       2.09%        2.07%         2.09%        2.09%
Ratio of net investment income to average net assets      2.14%**         1.75%       1.04%        0.89%         1.27%        1.81%
Portfolio turnover rate                                     92%**          115%         70%          19%           86%          34%
Net assets, end of period (in thousands)               $32,541         $20,076     $25,270      $24,755       $20,004      $16,742
Ratios with no waiver of management fees and
 assumption of expenses by Advisor and no reduction
 for fees paid indirectly:
 Net expenses                                             2.03%**         2.17%       2.16%        2.16%         2.17%        2.16%
 Net investment income                                    2.09%**         1.75%       0.97%        0.80%         1.19%        1.74%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees
 paid indirectly:
 Net expenses                                             1.97%**         2.17%       2.09%        2.07%         2.09%        2.09%
 Net investment income                                    2.15%**         1.75%       1.04%        0.89%         1.27%        1.81%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended         9/23/05 (a)
                                                         1/31/07             to
                                                       (unaudited)        7/31/06
CLASS C
Net asset value, beginning of period                    $ 11.19          $ 12.86
                                                        -------          -------
Increase from investment operations:
  Net investment income                                 $  0.15          $  0.18
  Net realized and unrealized gain on investments
   and foreign currency transactions                       0.72             0.73
                                                        -------          -------
   Net increase from investment operations              $  0.87          $  0.91
Distributions to shareowners:
  Net investment income                                   (0.16)           (0.19)
  Net realized gain                                       (1.11)           (2.39)
                                                        -------          -------
Net decrease in net asset value                         $ (0.40)         $ (1.67)
                                                        -------          -------
Net asset value, end of period                          $ 10.79          $ 11.19
                                                        =======          =======
Total return*                                              8.15%            8.21%(b)
Ratio of net expenses to average net assets+               2.05%**          2.00%**
Ratio of net investment income to average
  net assets+                                              1.99%**          1.55%**
Portfolio turnover rate                                      92%**           115%
Net assets, end of period (in thousands)                $11,099          $   426
Ratios with no waiver of management fees and
  assumption of expenses by Advisor and
  no reduction for fees paid indirectly:
  Net expenses                                             2.10%**          2.00%**
  Net investment income                                    1.93%**          1.55%**
Ratios with waiver of management fees and
  assumption of expenses by Advisor and
  reduction for fees paid indirectly:
  Net expenses                                             2.04%**          2.00%**
  Net investment income                                    2.00%**          1.55%**

(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

36    The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   11/10/06 to
                                                                   12/10/06 (a)
INVESTOR CLASS                                                     (unaudited)
Net asset value, beginning of period                                $ 10.54
                                                                    -------
Increase from investment operations:
  Net investment income                                             $  0.03
  Net realized and unrealized gain on investments and
   foreign currency transactions                                       0.13
                                                                    -------
   Net increase from investment operations                          $  0.16
                                                                    -------
Net increase in net asset value                                     $  0.16
                                                                    -------
Net asset value, end of period                                      $ 10.70
                                                                    =======
Total return*                                                          1.52%
Ratio of net expenses to average net assets+                           0.11%(b)
Ratio of net investment income to average net assets+                  0.29%(b)
Portfolio turnover rate                                                  92%
Net assets, end of period (in thousands)                            $     -
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                         0.11%(b)
  Net investment income                                                0.29%(b)
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                         0.11%(b)
  Net investment income                                                0.29%(b)

(a) Investor class shares were first issued on November 10, 2006, and were subsequently converted to Class A shares on December 10, 2006.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    37

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months Ended
                                                         1/31/07       Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
CLASS Y                                                (unaudited)    7/31/06 (b)     7/31/05      7/31/04      7/31/03    7/31/02
Net asset value, beginning of period                    $ 11.20        $ 13.05      $ 12.11       $ 11.38      $ 10.90     $ 12.45
                                                        -------        -------      -------       -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                  $  0.19        $  0.79      $  0.24       $  0.22      $  0.23     $  0.32
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            0.74           0.07         1.00          0.75         0.66       (1.18)
                                                        -------        -------      -------       -------      -------     -------
  Net increase (decrease) from investment operations    $  0.93        $  0.86      $  1.24       $  0.97      $  0.89     $ (0.86)
Distributions to shareowners:
 Net investment income                                  $ (0.22)       $ (0.32)     $ (0.27)      $ (0.24)     $ (0.27)    $ (0.33)
 Net realized gain                                        (1.11)         (2.39)       (0.03)            -        (0.14)      (0.36)
                                                        -------        -------      -------       -------      -------     -------
Total distributions                                     $ (1.33)       $ (2.71)     $ (0.30)      $ (0.24)     $ (0.41)    $ (0.69)
                                                        -------        -------      -------       -------      -------     -------
Capital Contributions                                         -              -            -(a)          -            -           -
                                                        -------        -------      -------       -------      -------     -------
Redemption fee                                                -              -(a)         -             -            -           -
                                                        -------        -------      -------       -------      -------     -------
Net increase (decrease) in net asset value              $ (0.40)       $ (1.85)     $  0.94       $  0.73      $  0.48     $ (1.55)
                                                        -------        -------      -------       -------      -------     -------
Net asset value, end of period                          $ 10.80        $ 11.20      $ 13.05       $ 12.11      $ 11.38     $ 10.90
                                                        =======        =======      =======       =======      =======     =======
Total return*                                              8.72%          7.89%       10.40%         8.52%        8.49%      (7.27)%
Ratio of net expenses to average net assets+               0.79%**        0.92%        1.19%         1.17%        1.19%       1.19%
Ratio of net investment income to average net assets+      3.34%**        2.99%        1.95%         1.80%        2.19%       2.72%
Portfolio turnover rate                                      92%**         115%          70%           19%          86%         34%
Net assets, end of period (in thousands)                $28,623        $30,072      $52,762       $59,080      $62,776     $68,542
Ratios with no waiver of management fees and
 assumption of expenses by Advisor and no reduction
 for fees paid indirectly:
 Net expenses                                              0.79%**        0.92%        1.29%         1.31%        1.32%       1.31%
 Net investment income                                     3.34%**        2.99%        1.85%         1.66%        2.06%       2.60%
Ratios with waiver of management fees and assumption
 of expenses by Advisor and reduction for fees
 paid indirectly:
 Net expenses                                              0.79%**        0.92%        1.19%         1.17%        1.19%       1.19%
 Net investment income                                     3.34%**        2.99%        1.95%         1.80%        2.19%       2.72%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
38

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund), is one of five series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22,
2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. On December 10, 2006, as planned, Investor Class shares converted to Class A shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited)                   (continued)
--------------------------------------------------------------------------------

management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At January 31, 2007, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2006 was as follows:

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                    (continued)
--------------------------------------------------------------------------------

------------------------------------------------
                                          2006
------------------------------------------------
  Distributions paid from:
  Ordinary income                    $ 3,396,207
  Long-term capital gain              26,161,309
                                     -----------
    Total                            $29,557,516
                                     ===========
------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

------------------------------------------------------
                                                2006
------------------------------------------------------
  Undistributed ordinary income            $ 6,160,353
  Undistributed long-term gain               5,992,220
  REIT Dividend Payable                         33,603
  Interest Accrual on Preferred Stock          (16,158)
  Unrealized appreciation                    4,599,830
                                           -----------
    Total                                  $16,769,848
                                           ===========
------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts and the tax treatment of premium and amortization.

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $8,335 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2007.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                    (continued)
--------------------------------------------------------------------------------

   Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2007, $7,539, was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $29,847 in transfer agent fees payable to PIMSS at January 31, 2007.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,336 in distribution fees payable to PFD at January 31, 2007.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2007, CDSCs in the amount of $30,927 were paid to PFD.

5. Directed Brokerage and Expense Offset Arrangements

The Fund has entered into directed brokerage arrangements with brokers with whom PIM places trades on behalf of the Fund where they provide services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. For the six months ended January 31, 2007, the Fund's expenses were reduced by $1,838 under this agreement. In addition, the Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2007, the Fund's expenses were reduced by $4,325 under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at January 31, 2007 were as follows:

-------------------------------------------------------------------------------------------
                                     In                                             Net
              Net Contracts       Exchange       Settlement                      Unrealized
 Currency       To Deliver           For            Date            Value           Gain
-------------------------------------------------------------------------------------------
 NOK         (2,120,000)       $(344,553)       3/15/07        $(339,866)          $4,687
-------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                    (continued)
--------------------------------------------------------------------------------

7. Merger Information

On November 9, 2006, beneficial owners of Pioneer Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer Balanced Fund's net assets in Class A, Class B, Class C and Investor Class for Pioneer Classic Balanced Fund's shares, based on Pioneer Classic Balanced Fund's Class A, Class B, Class C and Investor Class shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

-----------------------------------------------------------------------------------------
                    Pioneer Classic                                    Pioneer Classic
                     Balanced Fund        Pioneer Balanced Fund         Balanced Fund
                 (Pre-Reorganization)      (Pre-Reorganization)     (Post-Reorganization)
-----------------------------------------------------------------------------------------
  Net Assets
  Class A             $ 69,544,880             $ 87,611,379              $157,166,259
  Class B             $ 20,662,385             $ 13,141,055              $ 33,803,440
  Class C             $  1,306,317             $  9,189,436              $ 10,495,753
  Investor Class      $          -             $  7,780,164              $  7,780,164
  Class Y             $ 30,388,422             $          -              $ 30,388,422
  Total Net
   Assets             $121,912,004             $117,722,034              $239,634,038
  Shares
   Outstanding
  Class A                6,597,655                8,431,228                14,909,930
  Class B                1,970,489                1,281,222                 3,223,211
  Class C                  123,930                  887,683                   995,793
  Investor Class                 -                  748,717                   738,156
  Class Y                2,882,878                        -                 2,882,878
  Shares
   Issued in
   Reorganization
  Class A                                                                   8,312,275
  Class B                                                                   1,252,722
  Class C                                                                     871,863
  Investor Class                                                              738,156
-----------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------
                             Unrealized         Accumulated
                          Appreciation On         Gain On
                            Closing Date        Closing Date
----------------------------------------------------------------
  Pioneer Balanced Fund     $16,811,203         $3,546,715
                            ===========         ==========
----------------------------------------------------------------

8. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Government/Credit Bond Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, the first quintile for the five years ended June 30, 2006, and the second quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before the deduction of expenses, compared to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the fifth quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
David R. Bock                            Vincent Nave, Treasurer
Mary K. Bush                             Dorothy E. Bourassa, Secretary
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

54
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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                                  -------------
                                   GOVERNMENT
                                     INCOME
                                      FUND


                                   Semiannual
                                     Report


                                     1/31/07

                               [Logo]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         22

Notes to Financial Statements                                                32

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      40

Trustees, Officers and Service Providers                                     46

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.
Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07
--------------------------------------------------------------------------------

On November 10, 2006, Pioneer America Income Trust was reorganized into Pioneer Government Income Fund. In the following interview, Richard Schlanger and Charles Melchreit, members of Pioneer's fixed-income team, discuss the investment decisions that were made to accommodate the reorganization of these two funds and the performance of Pioneer Government Income Fund for the six-month period ended January 31, 2007.

Q:   How did the Fund perform during the six-month period?


A: For the six months ended January 31, 2007, Class A shares of Pioneer Government Income Fund produced a total return of 2.66% at net asset value. The Fund underperformed the 3.05% return of the Lehman Brothers Government Bond Index and the 3.86% return of the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index. The Fund also underperformed the average 2.90% return generated by the 178 funds in the General U.S. Government Funds category of Lipper, an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.94%, and the Fund held 361 issues, and the average credit quality of the portfolio was AAA.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the period?

A: During the six months, economic growth moderated as energy prices declined and housing prices softened. While the Federal Reserve Board continued to voice concerns about the potential for accelerating inflation, the central bank took no action on interest rates, maintaining a Federal funds rate of 5.25%. (The Federal funds rate is the rate banks charge for overnight loans.) Throughout the six-month period, the yield curve was inverted with yields on long-term securities lower than those on shorter-term securities. (The yield curve shows the relationship between

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     maturity lengths and yield.) In this low volatility, relatively low interest-rate environment, investors gravitated toward investments that were backed by collateral. As a result, products such as mortgage-backed securities, generally outperformed Treasury securities.

Q: What strategies did you use to accommodate the reorganization of Pioneer America Income Trust into the Fund?

A: America Income Trust was invested in Treasury securities, TIPS (Treasury Inflation Protected Securities), and mortgage-backed securities issued exclusively by the Government National Mortgage Association (GNMA), all of which are backed by the full faith and credit of the U.S. Government. We began reducing the relatively large GNMA position, a process that we plan to continue over the next several months. We also sold some of our holdings in Treasuries and TIPS. We used the proceeds from the sale of these securities to purchase agency debentures and mortgage-backed securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), which offered higher yields than those issued by GNMA. In selecting mortgages, we favored those that are collateralized by multifamily apartment buildings, which are less vulnerable to prepayment risk than standard mortgage-pools that are collateralized by single-family homes. We also emphasized seasoned collateral that had seen some price appreciation rather than mortgages on newer vintage products that may not see home price appreciation. In addition, we stressed collateral in slow prepayment states where housing turnover appeared to be low. Texas and New York are examples. At the end of the period, mortgage-backed securities accounted for 75.3% of the Fund's net assets; Treasury and agency securities accounted for 24.7% of the Fund's net assets.

Q:   What contributed most to performance?

A: The Fund's agency debentures and emphasis on mortgage-backed securities had the biggest positive impact on performance. Conventional mortgages issued by FNMA and FHLMC outperformed those issued by GNMA. These securities not only enjoyed strong demand from U.S. investors, they were also favored by overseas investors with significant amounts of cash to invest.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                            (continued)
--------------------------------------------------------------------------------

Q:   What detracted from performance?

A: At a time when energy prices declined and the real estate market softened, investors appeared to have faith in the Federal Reserve's ability to engineer a "soft landing" scenario - one in which the rate of economic growth would moderate and interest rates and inflation would remain relatively low. As a result, TIPS were one of the worst performing areas of the market; and despite being relatively underweighted in these investments, they held back results. The portfolio's slight deemphasis in longer-duration Treasury securities also dampened performance, as longer-duration Treasuries did better than shorter-duration securities. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) A heavy overweighting in GNMA securities, which resulted from the reorganization of Pioneer America Income Trust into the Fund, was also disappointing. As stated above, GNMA securities underperformed FNMA and FHLMC securities.

Q:   What is your outlook for the next few months?

A: While the fixed-income markets appear to be anticipating a Federal Reserve rate cut in the near term, we view this with skepticism. Unemployment is low, the equity markets have posted gains and global liquidity is strong. We are taking the Federal Reserve at its word that inflation remains a greater risk than a slowing economy. At this time, we believe the Federal Reserve seems more likely to raise rates than lower them, and we have positioned the portfolio defensively for this situation. If a significant downturn in the real estate and automotive markets causes the economy to stumble dramatically, the Federal Reserve may consider reducing rates. If rates were to decline, we would alter the composition of the portfolio.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in the

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/07
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

0-1 years                                                               3.1%
1-3 years                                                              12.2%
3-4 years                                                              34.1%
4-6 years                                                              30.2%
6-8 years                                                              13.8%
8+ years                                                                6.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.    Fannie Mae - Aces, 4.92%, 7/25/20                          3.54%
  2.    U.S. Treasury Notes, 6.375%, 8/15/27                       2.80
  3.    Fannie Mae - Aces, 6.3%, 4/25/19                           2.62
  4.    U.S. Treasury Bonds, 7.25%, 5/15/16                        2.49
  5.    U.S. Treasury Inflation Notes, 3.0%, 7/15/12               2.42
  6.    U.S. Treasury Notes, 4.25%, 11/15/14                       2.39
  7.    Federal Government Loan Mortgage Corp., 5.5%, 11/1/34      2.18
  8.    Federal National Mortgage Association, 5.0%, 2/1/20        1.88
  9.    Starwood Commercial Mortgage Trust, 6.92%, 2/3/14          1.78
 10.    Meristar Commercial Mortgage Trust, 8.29%, 3/3/16          1.76

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class     1/31/07     7/31/06
-------   ---------   --------
   A        $9.29       $9.23
   B        $9.29       $9.22
   C        $9.29       $9.22
   Y        $9.31       $9.24

           1/31/07     11/10/06
          ---------   ---------
   R        $9.34       $9.39

              12/10/06     11/10/06
             ----------   ---------
   Investor     $9.40       $9.39

Distributions Per Share
--------------------------------------------------------------------------------

                            8/1/06 - 1/31/07
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
    Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
      A           $0.1854           $  -           $  -
      B           $0.1734           $  -           $  -
      C           $0.1441           $  -           $  -
      Y           $0.2030           $  -           $  -
                            11/10/06 - 1/31/07
             ------------------------------------------------
      R           $0.0568           $  -           $  -
                           11/10/06 - 12/10/06
             ------------------------------------------------
  Investor        $0.0395           $  -           $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indexes.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2007)
                           Net Asset    Public Offering
Period                    Value (NAV)     Price (POP)
 10 Years                    5.06%          4.58%
 5 Years                     3.22           2.27
 1 Year                      2.75          -1.84
-------------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                             Gross            Net
                             1.06%          1.06%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

                       Value of $10,000 Investment

                                             Lehman Brothers
                            Leham Brothers     Fixed Rate
       Pioneer Government     Government     Mortgage-Backed
          Income Fund         Bond Index     Securities Index
1/97         9550               10000             10000
            10515               11110             10977
1/99        11214               12095             11708
            11191               11773             11738
1/01        12554               13447             13367
            13353               14369             14376
1/03        14417               15877             15528
            14714               16427             16065
1/05        15024               16965             16805
            15228               17276             17208
1/07        15647               17885             18061

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                              CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2007)
Period                         If Held   If Redeemed
Life-of-Class
(3/13/00)                       4.02%       4.02%
5 Years                         2.43        2.43
1 Year                          1.89       -2.06
---------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                                Gross        Net
                                1.94%       1.89%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

                       Value of $10,000 Investment

                                             Lehman Brothers
                            Leham Brothers     Fixed Rate
       Pioneer Government     Government     Mortgage-Backed
          Income Fund         Bond Index     Securities Index
3/00         10000              10000             10000
             10884              11068             11136
1/02         11496              11826             11976
             12322              13068             12936
1/04         12482              13520             13384
             12650              13963             14000
1/06         12725              14219             14336
1/07         12965              14720             15046

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2007)
Period                         If Held   If Redeemed
Life-of-Class
(3/13/00)*                      4.01%      4.01%
5 Years                         2.43       2.43
1 Year                          1.79       1.79
----------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                                Gross       Net
                                1.94%      1.94%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

                       Value of $10,000 Investment

                                             Lehman Brothers
                            Leham Brothers     Fixed Rate
       Pioneer Government     Government     Mortgage-Backed
          Income Fund         Bond Index     Securities Index
3/00          10000             10000             10000
              10884             11068             11136
1/02          11496             11826             11976
              12322             13068             12936
1/04          12482             13520             13384
              12650             13963             14000
1/06          12733             14219             14336
1/07          12960             14720             15046

-------------------------------

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2007)
Period                        If Held   If Redeemed
10 Years                       5.25       5.25
5 Years                        3.47       3.47
1 Year                         3.34       3.34
---------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                              Gross       Net
                              0.75%     0.75%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

                       Value of $10,000 Investment

                                             Lehman Brothers
                            Leham Brothers     Fixed Rate
       Pioneer Government     Government     Mortgage-Backed
          Income Fund         Bond Index     Securities Index
1/97         10000               10000           10000
             11014             11110.4           10977
1/99         11747             12094.8           11708
             11746             11772.9           11738
1/01         13197             13447.5           13367
             14058             14368.7           14376
1/03         15200             15877.4           15528
             15536             16427.2           16065
1/05         15887             16964.6           16805
             16136             17276.2           17208
1/07         16676             17885.3           18061

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund Based on actual returns from August 1, 2006** through January 31, 2007***

Share Class             A            B            C         Investor        R            Y
-----------------------------------------------------------------------------------------------
Beginning Account   $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 8/1/06**

Ending Account      $1,026.60    $1,023.30    $1,023.20    $1,004.00    $1,028.30    $1,029.60
Value (after
expenses) on
1/31/07***

Expenses Paid       $    5.62    $    9.74    $   11.88    $    0.71    $    5.42    $    3.33
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.91%, 2.33%, 0.84%, 2.35% and 0.65% for Class A, Class B, Class C, Investor Class, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (31/365 for Investor Class shares) (83/365 for Class R shares).
**   11/10/06 for Investor Class and Class R shares.
***  12/10/06 for Investor Class shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2006** through January 31, 2007***

Share Class             A            B            C         Investor        R            Y
----------------------------------------------------------------------------------------------
Beginning Account   $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 8/1/06**

Ending Account      $1,019.66    $1,015.58    $1,013.46    $1,003.53    $1,006.03    $1,021.93
Value (after
expenses) on
1/31/07 ***

Expenses Paid       $    5.60    $    9.70    $   11.82    $    0.71    $    5.36    $    3.31
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.91%, 2.33%, 0.84%, 2.35% and 0.65% for Class A, Class B, Class C, Investor Class, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (31/365 for Investor Class shares) (83/365 for Class R shares).
**   11/10/06 for Investor Class and Class R shares.
***  12/10/06 for Investor Class shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                            Value
               ASSET BACKED SECURITIES - 0.9%
               Utilities - 0.9%
               Independent Power Producer & Energy Traders - 0.9%
1,930,524      New Valley Generation I, 7.299%, 3/15/19        $  2,142,940
                                                               ------------
               Total Utilities                                 $  2,142,940
                                                               ------------
               TOTAL ASSET BACKED SECURITIES
               (Cost $2,166,364)                               $  2,142,940
                                                               ------------
               COLLATERALIZED MORTGAGE OBLIGATIONS - 13.8%
               Banks - 1.1%
               Thrifts & Mortgage Finance - 1.1%
2,500,000      GS Mortgage Securities Corp, 6.771%, 5/3/18     $  2,638,742
                                                               ------------
               Total Banks                                     $  2,638,742
                                                               ------------
               Diversified Financials - 5.4%
               Investment Banking & Brokerage - 1.7%
1,885,626      Morgan Stanley Dean Witter, 7.145%, 9/3/15      $  1,943,240
2,000,000      Morgan Stanley Dean Witter, 7.468%, 9/3/15         2,148,766
                                                               ------------
                                                               $  4,092,006
                                                               ------------
               Diversified Financial Services - 3.6%
3,800,000      Meristar Commercial Mortgage Trust,
               8.29%, 3/3/16                                   $  4,088,001
  115,000      Morgan Stanley Dean Witter Capital I,
               7.892%, 9/3/15                                       125,142
4,000,000      Starwood Commercial Mortgage Trust,
               6.92%, 2/3/14                                      4,123,364
                                                               ------------
                                                               $  8,336,507
                                                               ------------
               Total Diversified Financials                    $ 12,428,513
                                                               ------------
               Government - 7.3%
8,400,000      Federal National Mortgage Association,
               4.92%, 7/25/20                                  $  8,193,390
5,823,007      Federal National Mortgage Association,
               6.3%, 4/25/19                                      6,060,785
  330,000      Federal National Mortgage Association,
               6.52%, 7/25/16                                       343,946
  585,564      Federal Home Loan Bank, 4.75%, 10/25/10              579,345

16    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                             Value
               Government - 7.3%
  968,721      Federal Home Loan Mortgage Corp.,
               4.5%, 4/15/13                                    $    961,111
  750,000      Government National Mortgage Association,
               4.5%, 7/20/34                                         719,348
                                                                ------------
                                                                $ 16,857,925
                                                                ------------
               Total Government                                 $ 16,857,925
                                                                ------------
               TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS
               (Cost $32,298,963)                               $ 31,925,180
                                                                ------------
               CORPORATE BONDS - 3.0%
               Diversified Financials - 2.8%
               Diversified Financial Services - 1.2%
3,000,000      Aid-Egypt, 4.45%, 9/15/15                        $  2,857,260
                                                                ------------
               Specialized Finance - 1.5%
2,500,000      Private Export Funding, 4.974%, 8/15/13          $  2,485,990
1,000,000      Private Export Funding, 6.07%, 4/30/11              1,036,436
                                                                ------------
                                                                $  3,522,426
                                                                ------------
               Total Diversified Financials                     $  6,379,686
                                                                ------------
               Utilities - 0.3%
               Independent Power Producer & Energy Traders - 0.2%
  645,788      New Valley Generation V, 4.929%, 1/15/21         $    623,618
                                                                ------------
               Total Utilities                                  $    623,618
                                                                ------------
               TOTAL CORPORATE BONDS
               (Cost $7,044,567)                                $  7,003,304
                                                                ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 81.5%
1,400,000      Federal Farm Credit Bank, 4.875%, 1/17/17        $  1,368,212
8,838,622      Federal Government Loan Mortgage Corp., 5.0%,
               10/1/19-2/1/35                                      8,529,136
9,729,457      Federal Government Loan Mortgage Corp., 5.5%,
               8/1/08-1/1/35                                       9,597,000
2,267,966      Federal Government Loan Mortgage Corp., 6.0%,
               5/1/16-11/1/33                                      2,286,983

The accompanying notes are an integral part of these financial statements.   17

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                            Value
               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
   96,640      Federal Government Loan Mortgage Corp.,
               6.5%, 5/1/31                                    $     98,893
  115,978      Federal Government Loan Mortgage Corp.,
               7.0%, 6/1/31                                         119,620
1,000,000      Federal Home Loan Bank, 4.5%, 10/11/07               994,566
1,500,000      Federal Home Loan Bank, 4.625%, 10/24/07           1,492,062
  400,000      Federal Home Loan Bank, 5.375%, 5/18/16              407,002
1,000,000      Federal Home Loan Bank, 5.625%, 8/14/08            1,000,106
1,383,800      Federal Home Loan Mortgage Corp., 4.0%,
               4/1/08-11/1/13                                     1,338,389
2,201,423      Federal Home Loan Mortgage Corp.,
               4.64%, 11/1/14                                     2,119,500
1,000,000      Federal Home Loan Mortgage Corp.,
               5.0%, 12/27/07                                       997,418
  293,131      Federal Home Loan Mortgage Corp.,
               5.5%, 1/1/34                                         289,053
4,204,270      Federal Home Loan Mortgage Corp., 6.0%,
               1/1/33-8/1/36                                      4,222,579
  642,241      Federal Home Loan Mortgage Corp., 7.0%,
               3/1/14-10/1/46                                       659,288
  440,634      Federal National Mortgage Association,
               4.5%, 11/1/20                                        422,963
6,193,133      Federal National Mortgage Association, 5.0%,
               8/1/18-2/1/20                                      6,064,845
2,910,890      Federal National Mortgage Association,
               5.5%, 1/1/35                                       2,868,498
6,624,162      Federal National Mortgage Association,
               6.0%, 11/1/34                                      6,658,639
1,168,144      Federal National Mortgage Association, 6.5%,
               12/1/31-7/1/32                                     1,196,087
  745,099      Federal National Mortgage Association,
               7.0%, 10/1/19                                        771,525
  278,240      Federal National Mortgage Association, 7.5%,
               4/1/15-6/1/15                                        286,401

18   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                               Value
               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
   169,940     Federal National Mortgage Association,
               8.0%, 7/1/15                                       $    177,770
     8,089     Federal National Mortgage Association,
               9.0%, 4/1/33                                              8,517
 5,253,553     Government National Mortgage Association, 4.5%,
               4/15/18-6/15/34                                       5,007,894
10,024,344     Government National Mortgage Association, 5.0%,
               2/15/19-11/16/46                                      9,761,108
 3,000,000     Government National Mortgage Association,
               5.121%, 12/16/46                                      2,922,496
15,351,616     Government National Mortgage Association, 5.5%,
               6/15/18-11/15/34                                     15,243,442
32,243,193     Government National Mortgage Association, 6.0%,
               3/15/19-7/15/36                                      32,608,757
 8,626,456     Government National Mortgage Association, 6.5%,
               1/15/15-4/15/33                                       8,858,077
   435,669     Government National Mortgage Association,
               6.75%, 4/15/26                                          447,794
 3,257,994     Government National Mortgage Association, 7.0%,
               8/15/1-4/15/32                                        3,370,637
 1,455,718     Government National Mortgage Association, 7.5%,
               3/15/23-3/15/32                                       1,518,761
   247,511     Government National Mortgage Association, 8.0%,
               7/15/29-12/1/29                                         262,229
   246,099     Government National Mortgage Association,
               8.25%, 5/15/20                                          261,968
    37,498     Government National Mortgage Association, 8.5%,
               11/15/20-7/15/24                                         40,395
    51,205     Government National Mortgage Association, 9.0%,
               10/15/16-4/15/22                                         55,041
    57,091     Government National Mortgage Association, 9.5%,
               5/15/18-8/15/21                                          62,832
    77,993     Government National Mortgage Association,
               10.0%, 1/15/19-3/15/20                                   85,985

The accompanying notes are an integral part of these financial statements.   19

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07  (unaudited)                       (continued)


Principal
Amount ($)                                                               Value
               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
  803,487      Government National Mortgage Association I,
               6.5%, 11/15/3-9/15/32                              $    824,966
  743,442      Government National Mortgage Association I,
               7.0%, 8/15/23-4/15/31                                   770,246
   67,043      Government National Mortgage Association I,
               7.5%, 8/15/29-3/15/31                                    69,974
1,129,016      Government National Mortgage Association II,
               5.0%, 12/20/18-2/20/19                                1,105,902
3,900,211      Government National Mortgage Association II,
               5.5%, 7/20/19-11/20/34                                3,868,674
5,815,181      Government National Mortgage Association II,
               6.0%, 7/20/17-6/20/34                                 5,867,516
1,607,894      Government National Mortgage Association II,
               6.5%, 1/20/24-3/20/34                                 1,645,674
  596,472      Government National Mortgage Association II,
               7.0%, 12/20/08-11/20/31                                 614,921
  245,004      Government National Mortgage Association II,
               7.5%, 5/20/30-12/20/30                                  254,758
  287,927      Government National Mortgage Association II,
               8.0%, 5/20/25-5/20/30                                   303,751
   53,459      Government National Mortgage Association II,
               9.0%, 9/20/21-11/20/24                                   57,457
4,200,000      U.S. Treasury Bonds, 4.25%, 11/15/13                  4,063,664
2,000,000      U.S. Treasury Bonds, 5.25%, 11/15/28                  2,065,938
4,900,000      U.S. Treasury Bonds, 7.25%, 5/15/16                   5,769,750
2,538,176      U.S. Treasury Inflation Notes, 1.875%, 7/15/15        2,438,136
5,435,589      U.S. Treasury Inflation Notes, 3.0%, 7/15/12          5,605,451
1,523,860      U.S. Treasury Inflation Protected Security,
               2.375%, 4/15/11                                       1,519,753
  578,900      U.S. Treasury Inflation Protected Security,
               .5%, 1/15/11                                            602,893
5,750,000      U.S. Treasury Notes, 4.25%, 11/15/14                  5,538,642
2,000,000      U.S. Treasury Notes, 5.375%, 2/15/31                  2,110,312
2,500,000      U.S. Treasury Notes, 5.5%, 8/15/28                    2,662,110
  250,000      U.S. Treasury Notes, 6.125%, 8/15/29                    287,930

20   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                            Value

               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
 5,525,000     U.S. Treasury Notes, 6.375%, 8/15/27            $  6,480,652
                                                               ------------
                                                               $189,011,538
                                                               ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $191,866,064)                             $189,011,538
                                                               ------------
               FOREIGN GOVERNMENT BOND - 0.7%
               Government - 0.7%
 1,500,000     Aid - Israel, 5.5%, 12/4/23                     $  1,540,773
                                                               ------------
               TOTAL FOREIGN GOVERNMENT BOND
               (Cost $1,581,836)                               $  1,540,773
                                                               ------------
               TEMPORARY CASH INVESTMENT - 0.8%
               Repurchase Agreement - 0.8%
 1,800,000     Deutsche Bank, 5.19%, dated 1/31/07,
               repurchase price of $1,800,000 plus accrued
               interest on 2/1/07 collateralized by
               $1,818,000 U.S. Treasury Bill, 4.625%,
               3/31/08                                         $  1,800,000
                                                               ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $1,800,000)                               $  1,800,000
                                                               ------------
               TOTAL INVESTMENT IN SECURITIES - 100.7%
               (Cost $236,757,794) (a)                         $233,423,735
                                                               ------------
               OTHER ASSETS AND LIABILITIES - (0.7)%           $ (1,541,018)
                                                               ------------
               TOTAL NET ASSETS - 100.0%                       $231,882,717
                                                               ============

(a) At January 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $236,767,064 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $ 1,052,622
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                          (4,395,951)
                                                                              -----------
     Net unrealized loss                                                      $(3,343,329)
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended January 31, 2007 aggregated $56,838,914 and $72,475,681, respectively.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $236,757,794)            $233,423,735
  Receivables -
    Investment securities sold                                   4,526
    Fund shares sold                                            73,437
    Interest                                                 1,635,380
    Due from Pioneer Investment Management, Inc.                 8,872
  Other                                                         41,611
                                                          ------------
     Total assets                                         $235,187,561
                                                          ------------
LIABILITIES:
  Payables -
    Investment securities purchased                       $  1,934,629
    Fund shares repurchased                                    963,172
    Dividends                                                  255,384
  Due to bank                                                   85,228
  Due to affiliates                                             58,781
  Accrued expenses                                               7,650
                                                          ------------
     Total liabilities                                    $  3,304,844
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $239,482,276
  Distributions in excess of net investment income            (210,350)
  Accumulated net realized loss on investments              (4,055,150)
  Net unrealized loss on investments                        (3,334,059)
                                                          ------------
     Total net assets                                     $231,882,717
                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $116,953,774/12,585,462 shares)       $       9.29
                                                          ============
  Class B (based on $24,488,297/2,636,475 shares)         $       9.29
                                                          ============
  Class C (based on $18,172,840/1,955,370 shares)         $       9.29
                                                          ============
  Class R (based on $13,434/1,439 shares)                 $       9.34
                                                          ============
  Class Y (based on $72,254,372/7,762,450 shares)         $       9.31
                                                          ============
MAXIMUM OFFERING PRICE:
  Class A ($9.29 [divided by] 95.5%)                      $       9.73
                                                          ============

22   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07

INVESTMENT INCOME:
  Interest                                               $ 3,716,204
                                                         -----------
     Total investment income                                                 $3,716,204
                                                                             ----------
EXPENSES:
  Management fees                                        $   398,592
  Transfer agent fees and expenses
    Class A                                                   58,453
    Class B                                                   36,194
    Class C                                                   29,736
    Investor Class                                             5,204
    Class R                                                    2,233
    Class Y                                                    1,253
  Distribution fees
    Class A                                                   68,648
    Class B                                                   70,659
    Class C                                                   42,346
    Class R                                                      909
  Administrative reimbursements                               16,252
  Custodian fees                                               6,975
  Registration fees                                           32,950
  Professional fees                                           34,167
  Printing expense                                            14,080
  Miscellaneous                                                7,646
                                                         -----------
     Total expenses                                                          $  826,297
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (16,818)
     Less fees paid indirectly                                                     (388)
                                                                             ----------
     Net expenses                                                            $  809,091
                                                                             ----------
       Net investment income                                                 $2,907,113
                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized loss on investments                       $(1,360,018)
                                                         -----------
  Change in net unrealized loss on investments           $   793,887
                                                         -----------
  Net loss on investments                                $  (566,131)
                                                         -----------
  Net increase in net assets resulting from operations   $ 2,340,982
                                                         ===========

The accompanying notes are an integral part of these financial statements.   23

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07 and the Year Ended 7/31/06, respectively

                                                           Six Months
                                                              Ended
                                                             1/31/07         Year Ended
                                                           (unaudited)        7/31/06
FROM OPERATIONS:
Net investment income                                    $   2,907,113     $   4,918,225
Net realized loss on investments                            (1,360,018)       (2,282,961)
Change in net unrealized loss on investments                   793,887        (1,624,402)
                                                         -------------     -------------
    Net increase in net assets resulting
     from operations                                     $   2,340,982     $   1,010,862
                                                         -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.19 and $0.38 per share, respectively)    $  (1,036,240)    $    (596,494)
    Class B ($0.17 and $0.31 per share, respectively)         (208,469)         (162,636)
    Class C ($0.14 and $0.28 per share, respectively)         (113,068)           (1,808)
    Investor Class ($0.04 and $0.00 per share,
     respectively)                                            (130,240)                -
    Class R ($0.06 and $0.00 per share, respectively)           (4,890)                -
    Class Y ($0.20 and $0.41 per share, respectively)       (1,646,702)       (4,491,231)
Net realized gain:
    Class A ($0.00 and $0.11 per share, respectively)                -          (194,036)
    Class B ($0.00 and $0.11 per share, respectively)                -           (56,814)
    Class C ($0.00 and $0.11 per share, respectively)                -              (109)
    Class Y ($0.00 and $0.11 per share, respectively)                -        (1,225,477)
                                                         -------------     -------------
     Total distributions to shareowners                  $  (3,139,609)    $  (6,728,605)
                                                         -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  42,801,924     $  26,707,113
Shares issued in reorganization                            158,408,807                 -
Reinvestment of distributions                                1,770,164         2,832,626
Cost of shares repurchased                                 (66,974,577)      (86,704,741)
                                                         -------------     -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $ 136,006,318     $ (57,165,002)
                                                         -------------     -------------
    Net increase (decrease) in net assets                $ 135,207,691     $ (62,882,745)
NET ASSETS:
Beginning of period                                         96,675,026       159,557,771
                                                         -------------     -------------
End of period                                            $ 231,882,717     $  96,675,026
                                                         =============     =============
Undistributed (distributions in excess of)
  net investment income                                  $    (210,350)    $      22,146
                                                         =============     =============

24   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      '07 Shares        '07 Amount         '06 Shares         '06 Amount
                                     (unaudited)        (unaudited)
CLASS A
 Shares sold                             351,039     $  3,298,999             378,881     $  3,573,903
 Shares issued in
   reorganization                      8,987,420       84,391,876                   -                -
 Shares converted from
   Investor Class                      3,259,841       30,633,771                   -                -
 Reinvestment of distributions            95,699          894,155              67,967          636,702
 Less shares repurchased              (1,459,193)     (13,635,554)           (914,091)      (8,609,036)
                                      ----------     -------------           --------     ------------
   Net increase (decrease)            11,234,806     $105,583,247            (467,243)    $ (4,398,431)
                                      ==========     =============           ========     ============
CLASS B
 Shares sold                              59,084     $    551,191              74,595     $    691,832
 Shares issued in
   reorganization                      2,477,517       23,239,108                   -                -
 Reinvestment of distributions            16,826          157,225              15,533          145,414
 Less shares repurchased                (375,473)      (3,512,891)           (270,413)      (2,540,255)
                                      ----------     -------------           --------     ------------
   Net increase (decrease)             2,177,954     $ 20,434,633            (180,285)    $ (1,703,009)
                                      ==========     =============           ========     ============
CLASS C
 Shares sold                              93,120     $    871,593              28,563     $    263,618
 Shares issued in
   reorganization                      2,013,454       18,906,332                   -                -
 Reinvestment of distributions             5,973           55,825                  36              332
 Less shares repurchased                (162,829)      (1,524,855)            (22,947)        (209,622)
                                      ----------     -------------           --------     ------------
   Net increase                        1,949,718     $ 18,308,895               5,652     $     54,328
                                      ==========     =============           ========     ============
INVESTOR CLASS*
 Shares sold                               5,998     $     66,017
 Shares issued in
   reorganization                      3,304,559       31,029,813
 Shares converted to
   Class A shares                     (3,259,841)     (30,633,771)
 Reinvestment of distributions             8,321           78,463
 Less shares repurchased                 (59,037)        (555,893)
                                      ----------     -------------
   Net decrease                                -     $    (15,371)
                                      ==========     =============
CLASS R*
 Shares sold                               5,130     $     48,171
 Shares issued in
   reorganization                         89,636          841,678
 Reinvestment of distributions               265            2,488
 Less shares repurchased                 (93,592)        (869,205)
                                      ----------     -------------
   Net increase                            1,439     $     23,132
                                      ==========     =============
CLASS Y
 Shares sold                             783,380     $  7,332,182           2,336,077     $ 22,177,760
 Reinvestment of distributions            62,157          582,008             218,597        2,050,178
 Less shares repurchased              (1,737,453)     (16,242,408)         (7,965,407)     (75,345,828)
                                      ----------     -------------         ----------     ------------
   Net decrease                         (891,916)    $ (8,328,218)         (5,410,733)    $(51,117,890)
                                      ==========     =============         ==========     ============

*    Class R and Investor Class shares were first publicly offered November 10,
     2006.

The accompanying notes are an integral part of these financial statements.   25

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                      Ended
                                                                     1/31/07       Year Ended
                                                                   (unaudited)    7/31/06 (b)
CLASS A
Net asset value, beginning of period                                $  9.23         $  9.65
                                                                    -------         -------
Increase from investment operations:
 Net investment income                                              $  0.18         $  0.35
 Net realized and unrealized gain (loss) on investments                0.07           (0.28)
                                                                    -------         -------
  Net increase from investment operations                           $  0.25         $  0.07
Distributions to shareowners:
 Net investment income                                                (0.19)          (0.38)
 Net realized gain                                                        -           (0.11)
Capital Contribution                                                      -               -
Redemption fee                                                            -               -
                                                                    -------         -------
Net increase (decrease) in net asset value                          $  0.06         $ (0.42)
                                                                    -------         -------
Net asset value, end of period                                      $  9.29         $  9.23
                                                                    =======         =======
Total return*                                                          2.66%           0.76%
Ratio of net expenses to average net assets+                           1.10%**         1.06%
Ratio of net investment income to average net assets+                  3.43%**         3.75%
Portfolio turnover rate                                                  73%**           57%
Net assets, end of period (in thousands)                            $116,954        $12,462
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.10%**         1.06%
 Net investment income                                                 3.43%**         3.75%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.10%**         1.06%
 Net investment income                                                 3.43%**         3.75%


                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/05      7/31/04      7/31/03     7/31/02
CLASS A
Net asset value, beginning of period                               $ 9.86       $ 10.05      $ 10.26      $ 10.10
                                                                   -------      -------      -------      -------
Increase from investment operations:
 Net investment income                                             $ 0.35       $  0.34      $  0.41      $  0.48
 Net realized and unrealized gain (loss) on investments             (0.09)        (0.11)       (0.05)        0.20
                                                                   -------      -------      -------      -------
  Net increase from investment operations                          $ 0.26       $  0.23      $  0.36      $  0.68
Distributions to shareowners:
 Net investment income                                              (0.45)        (0.41)       (0.42)       (0.52)
 Net realized gain                                                  (0.03)        (0.01)       (0.15)           -
Capital Contribution                                                 0.01             -            -            -
Redemption fee                                                          -(a)          -            -            -
                                                                   -------      -------      -------      -------
Net increase (decrease) in net asset value                         $(0.21)      $ (0.19)     $ (0.21)     $  0.16
                                                                   -------      -------      -------      -------
Net asset value, end of period                                     $ 9.65       $  9.86      $ 10.05      $ 10.26
                                                                   =======      =======      =======      =======
Total return*                                                        2.70%         2.36%        3.47%        6.96%
Ratio of net expenses to average net assets+                         1.01%         1.00%        1.01%        1.00%
Ratio of net investment income to average net assets+                3.60%         3.48%        3.84%        4.74%
Portfolio turnover rate                                                79%           39%          43%          18%
Net assets, end of period (in thousands)                           $17,549      $16,943      $20,721      $ 8,800
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.14%         1.23%        1.23%        1.21%
 Net investment income                                               3.47%         3.25%        3.62%        4.53%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                        1.01%         1.00%        1.01%        1.00%
 Net investment income                                               3.60%         3.48%        3.84%        4.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended
                                                                     1/31/07      Year Ended
                                                                   (unaudited)   7/31/06 (b)
CLASS B
Net asset value, beginning of period                                $  9.22        $  9.65
                                                                    -------        -------
Increase from investment operations:
 Net investment income                                              $  0.16        $  0.27
 Net realized and unrealized gain (loss) on investments                0.08          (0.28)
                                                                    -------        -------
  Net increase from investment operations                           $  0.24        $ (0.01)
Distributions to shareowners:
 Net investment income                                                (0.17)         (0.31)
 Net realized gain                                                        -          (0.11)
                                                                    -------        -------
Capital Contribution                                                $     -        $     -
                                                                    -------        -------
Redemption fee                                                      $     -        $     -
                                                                    -------        -------
Net increase (decrease) in net asset value                          $  0.07        $ (0.43)
                                                                    -------        -------
Net asset value, end of period                                      $  9.29        $  9.22
                                                                    =======        =======
Total return*                                                          2.33%         (0.16)%
Ratio of net expenses to average net assets+                           1.91%**        1.94%
Ratio of net investment income to average net assets+                  2.70%**        2.89%
Portfolio turnover rate                                                  73%**          57%
Net assets, end of period (in thousands)                            $24,488        $ 4,227
Ratio with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                          2.15%**        1.94%
 Net investment income                                                 2.46%**        2.89%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.91%**        1.94%
 Net investment income                                                 2.70%**        2.89%


                                                                  Year Ended   Year Ended   Year Ended   Year Ended
                                                                    7/31/05      7/31/04      7/31/03     7/31/02
CLASS B
Net asset value, beginning of period                               $ 9.85       $ 10.04      $ 10.26      $ 10.10
                                                                   ------       -------      -------      -------
Increase from investment operations:
 Net investment income                                             $ 0.28       $  0.27      $  0.33      $  0.42
 Net realized and unrealized gain (loss) on investments             (0.08)        (0.11)       (0.06)        0.19
                                                                   ------       -------      -------      -------
  Net increase from investment operations                          $ 0.20       $  0.16      $  0.27      $  0.61
Distributions to shareowners:
 Net investment income                                              (0.38)        (0.34)       (0.34)       (0.45)
 Net realized gain                                                  (0.03)        (0.01)       (0.15)           -
                                                                   ------       -------      -------      -------
Capital Contribution                                               $ 0.01       $     -      $     -      $     -
                                                                   ------       -------      -------      -------
Redemption fee                                                     $    -(a)    $     -      $     -      $     -
                                                                   ------       -------      -------      -------
Net increase (decrease) in net asset value                         $(0.20)      $ (0.19)     $ (0.22)     $  0.16
                                                                   ------       -------      -------      -------
Net asset value, end of period                                     $ 9.65       $  9.85      $ 10.04      $ 10.26
                                                                   ======       =======      =======      =======
Total return*                                                        2.06%         1.58%        2.61%        6.18%
Ratio of net expenses to average net assets+                         1.75%         1.75%        1.76%        1.75%
Ratio of net investment income to average net assets+                2.83%         2.73%        3.08%        4.00%
Portfolio turnover rate                                                79%           39%          43%          18%
Net assets, end of period (in thousands)                           $6,165       $ 7,558      $10,228      $ 3,542
Ratio with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.84%         1.98%        1.98%        1.96%
 Net investment income                                               2.74%         2.50%        2.86%        3.79%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                        1.75%         1.75%        1.76%        1.75%
 Net investment income                                               2.83%         2.73%        3.08%        4.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended             9/23/05
                                                         1/31/07              to
                                                       (unaudited)        7/31/06 (a)
CLASS C
Net asset value, beginning of period                    $  9.22          $    9.65
                                                        -------          ---------
Increase from investment operations:
  Net investment income                                 $  0.13          $    0.24
  Net realized and unrealized gain (loss)
   on investments                                          0.08              (0.28)
                                                        -------          ---------
   Net increase (decrease) from investment
     operations                                         $  0.21          $   (0.04)
Distributions to shareowners:
  Net investment loss                                     (0.14)             (0.28)
  Net realized loss                                           -              (0.11)
                                                        -------          ---------
Net increase (decrease) in net asset value              $  0.07          $   (0.43)
                                                        -------          ---------
Net asset value, end of period                          $  9.29          $    9.22
                                                        =======          =========
Total return*                                              2.32%             (0.45)%(b)
Ratio of net expenses to average net assets+               2.33%**            1.94%**
Ratio of net investment income to average
  net assets+                                              2.15%**            3.25%**
Portfolio turnover rate                                      73%**              57%
Net assets, end of period (in thousands)                $18,173          $      52
Ratio with no waiver of management fees and
  assumption of expenses by advisor and
  no reduction for fees paid indirectly:
  Net expenses                                             2.33%**            1.94%**
  Net investment income                                    2.15%**            3.25%**
Ratios with waiver of management fees and
  assumption of expenses by advisor and reduction
  for fees paid indirectly:
  Net expenses                                             2.33%**            1.94%**
  Net investment income                                    2.15%**            3.25%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

28   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           11/10/06 (a)
                                                                to
                                                           12/10/06 (b)
INVESTOR CLASS
Net asset value, beginning of period                        $  9.39
                                                            -------
Increase from investment operations:
  Net investment income                                     $  0.02
  Net realized and unrealized gain on investments              0.03
                                                            -------
   Net increase from investment operations                  $  0.05
Distributions to shareowners:
  Net investment income                                       (0.04)
  Net realized gain                                               -
                                                            -------
Net increase in net asset value                             $  0.01
                                                            -------
Net asset value, end of period                              $  9.40
                                                            =======
Total return*                                                  0.40%
Ratio of net expenses to average net assets+                   0.84%**
Ratio of net investment income to average net assets+          2.53%**
Portfolio turnover rate                                          73%**
Net assets, end of period (in thousands)                    $30,634
Ratio with no reduction for fees paid indirectly:
  Net expenses                                                 0.84%**
  Net investment income                                        2.53%**

(a)  Investor Class Shares were first publicly offered November 10, 2006.
(b)  Investor Class Shares were converted to Class A shares on December 10,
     2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   29

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           11/10/06 (a)
                                                                to
                                                             1/31/07
CLASS R
Net asset value, beginning of period                        $  9.39
                                                            -------
Increase from investment operations:
  Net investment loss                                       $ (0.08)
  Net realized and unrealized gain on investments              0.09
                                                            -------
   Net increase from investment operations                  $  0.01
Distributions to shareowners:
  Net investment income                                       (0.06)
  Net realized gain                                               -
                                                            -------
Net decrease in net asset value                             $ (0.05)
                                                            -------
Net asset value, end of period                              $  9.34
                                                            =======
Total return*                                                  2.83%
Ratio of net expenses to average net assets+                   2.35%**
Ratio of net investment income to average net assets+          2.57%**
Portfolio turnover rate                                          73%**
Net assets, end of period (in thousands)                    $    13
Ratio with no reduction for fees paid indirectly:
  Net expenses                                                 2.35%**
  Net investment income                                        2.57%**

(a)  Class R Shares were first publicly offered November 10, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

30   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                    Ended
                                                                   1/31/07      Year Ended
                                                                 (unaudited)   7/31/06 (b)
CLASS Y
Net asset value, beginning of period                              $  9.24        $  9.66
                                                                  -------        -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.20        $  0.38
 Net realized and unrealized gain (loss) on investments              0.07          (0.28)
                                                                  -------        -------
  Net increase from investment operations                         $  0.27        $  0.10
Distributions to shareowners:
 Net investment income                                              (0.20)         (0.41)
 Net realized gain                                                      -          (0.11)
Capital Contribution                                                    -              -
Redemption fee                                                          -              -
                                                                  -------        -------
Net increase (decrease) in net asset value                        $  0.07        $ (0.42)
                                                                  -------        -------
Net asset value, end of period                                    $  9.31        $  9.24
                                                                  =======        =======
Total return*                                                        2.96%          1.08%
Ratio of net expenses to average net assets+                         0.65%**        0.75%
Ratio of net investment income to average net assets+                4.23%**        4.07%
Portfolio turnover rate                                                73%**          57%
Net assets, end of period (in thousands)                          $72,254        $79,933
Ratios with no waiver of management and assumption of expense by advisor and no reduction for fees paid indirectly:
 Net expenses                                                        0.65%**        0.75%
 Net investment income                                               4.23%**        4.07%
Ratios with waiver of management fees and assumption of
 expense by advisor and reduction for fees paid indirectly:
 Net expenses                                                        0.65%**        0.75%
 Net investment income                                               4.23%**        4.07%


                                                                 Year Ended    Year Ended   Year Ended   Year Ended
                                                                   7/31/05       7/31/04      7/31/03     7/31/02
CLASS Y
Net asset value, beginning of period                              $  9.86       $  10.05     $  10.26    $  10.10
                                                                  -------       --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.35       $   0.36     $   0.42    $   0.49
 Net realized and unrealized gain (loss) on investments             (0.07)         (0.11)       (0.05)       0.21
                                                                  -------       --------     --------    --------
  Net increase from investment operations                         $  0.28       $   0.25     $   0.37    $   0.70
Distributions to shareowners:
 Net investment income                                              (0.46)         (0.43)       (0.43)      (0.54)
 Net realized gain                                                  (0.03)         (0.01)       (0.15)          -
Capital Contribution                                                 0.01              -            -           -
Redemption fee                                                          -(a)           -            -           -
                                                                  -------       --------     --------    --------
Net increase (decrease) in net asset value                        $ (0.20)      $  (0.19)    $  (0.21)   $   0.16
                                                                  -------       --------     --------    --------
Net asset value, end of period                                    $  9.66       $   9.86     $  10.05    $  10.26
                                                                  =======       ========     ========    ========
Total return*                                                        2.93%          2.51%        3.62%       7.12%
Ratio of net expenses to average net assets+                         0.85%          0.85%        0.86%       0.85%
Ratio of net investment income to average net assets+                3.72%          3.63%        4.08%       4.88%
Portfolio turnover rate                                                79%            39%          43%         18%
Net assets, end of period (in thousands)                          $135,844      $218,772     $253,447    $263,211
Ratios with no waiver of management and assumption of expense by advisor and no reduction for fees paid indirectly:
 Net expenses                                                        1.02%          1.13%        1.13%       1.11%
 Net investment income                                               3.55%          3.35%        3.81%       4.62%
Ratios with waiver of management fees and assumption of
 expense by advisor and reduction for fees paid indirectly:
 Net expenses                                                        0.85%          0.85%        0.86%       0.85%
 Net investment income                                               3.72%          3.63%        4.08%       4.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
**   Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Government Income Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Investor Class and Class R shares were first publicly offered on November 10, 2006. As planned, on December 10, 2006 Investor Class shares were converted to Class A shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B Class C and Class R shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Information regarding the Fund's

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At January 31, 2007 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited) (continued)
--------------------------------------------------------------------------------

     realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2006, the Fund reclassified $411,894 to increase undistributed net investment income, $86 to increase paid in capital and $411,980 to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis

     The Fund has elected to defer $2,284,018 in capital losses realized between November 1, 2005 and July 31, 2006 to its fiscal year ending July 31, 2007.

     The Fund had a net capital loss carryforward of $401,844 which will expire in 2014 if not utilized.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended July 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                                   2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                               $5,252,169
  Long-term capital gain                                         1,476,436
                                                                ----------
    Total                                                       $6,728,605
                                                                ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                                    2006
--------------------------------------------------------------------------------
  Undistributed ordinary income                                $   302,148
  Capital loss carryforward                                       (401,844)
  Dividend payable                                                (225,625)
  Post-October loss deferred                                    (2,284,018)
  Unrealized depreciation                                       (2,767,340)
                                                               -----------
    Total                                                      $(5,376,679)
                                                               ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $2,301 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2007.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned subsidiary of UniCredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited) (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the six months ended January 31, 2007 was 0.50%.

Effective November 10, 2006 through December 1, 2008, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Class B expenses to 1.89% of the average daily net assets attributable to Class B shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2007, $3,320 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $53,546 in transfer agent fees payable to PIMSS at January 31, 2007.

4.   Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares (Class A Plan, Class B Plan Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Class C Plan and the Class R Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

services or distribution services with regard to Class B, Class C and Class R shares. Included in due to affiliates is $1,915 in distribution fees payable to PFD at January 31, 2007.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There are no CDSC for Class R shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2007, CDSCs in the amount of $30,333 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2007, the Fund's expenses were reduced $388 under such arrangements.

6.   Subsequent Event

On September 19, 2006, the Board of Trustees approved the liquidation of the Fund's Class R shares. This liquidation took place on February 1, 2007.

7.   Merger Information

On October 17, 2006, beneficial owners of Pioneer American Income Trust approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer American Income Trust's net assets in Class A, Class B, Class C, Investor Class and Class R for Pioneer Government Income Fund's shares, based on Pioneer Government Income Fund's Class A, Class B, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited) (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Pioneer Government       Pioneer America      Pioneer Government
                           Income Fund           Income Trust            Income Fund
                      (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-----------------------------------------------------------------------------------------
  Net Assets
  Class A                  $ 7,648,356           $ 84,391,876           $ 92,040,232
  Class B                  $ 4,228,196           $ 23,239,108           $ 27,467,304
  Class C                  $   194,246           $ 18,906,332           $ 19,100,578
  Investor Class           $         -           $ 31,029,813           $ 31,029,813
  Class R                  $         -           $    841,678           $    841,678
  Class Y                  $74,950,857           $          -           $ 74,950,857
  Total Net Assets         $87,021,655           $158,408,807           $245,430,462
  Shares
   Outstanding
  Class A                      814,202              8,968,628              9,801,622
  Class B                      450,631              2,484,630              2,928,148
  Class C                       20,685              2,014,404              2,034,139
  Investor Class                     -              3,297,672              3,304,559
  Class R                            -                 88,961                 89,636
  Class Y                    7,974,348                      -              7,974,348
  Shares Issued
   in Reorganization
  Class A                            -                      -              8,987,420
  Class B                            -                      -              2,477,517
  Class C                            -                      -              2,013,454
  Investor Class                     -                      -              3,304,559
  Class R                            -                      -                 89,636
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Unrealized         Accumulated
                              Depreciation On         Loss On
                                Closing Date        Closing Date
--------------------------------------------------------------------------------
Pioneer American Income
Trust                           $(1,418,680)        $(15,628,135)
                                ===========         =============
--------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Government Bond Index. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fourth quintile of the peer group for the three years ended June 30, 2006, the fourth quintile for the five years ended June 30, 2006, and the third quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also noted that the return of the Fund, gross of expenses, exceeded the return of the index for the 12-month period ended June 30, 2006. The Trustees also considered the yield of the Fund, before the deduction of expenses, compared to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers but that its performance showed a trend of improvement.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the fifth quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund,

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of break points at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

46
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                           This page for your notes.

--------------------------------------------------------------------------------

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                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                                -----------------
                                  INSTITUTIONAL
                                  MONEY MARKET
                                      FUND


                                   Semiannual
                                     Report


                                     1/31/07


                                 [LOGO]PIONEER
                                       Investments(R)


Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                   2

Portfolio Management Discussion                                         4

Portfolio Summary                                                       7

Performance Update                                                      8

Comparing Ongoing Fund Expenses                                        10

Schedule of Investments                                                12

Financial Statements                                                   18

Notes to Financial Statements                                          25

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                30

Trustees, Officers and Service Providers                               36

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/John F. Cogan

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07
--------------------------------------------------------------------------------

Yields on short-term money market securities held relatively steady during the six-month fiscal period ending January 31, 2007, for Pioneer Institutional Money Market Fund, as the Federal Reserve Board held at 5.25% their most influential short-term interest rate -- the Federal funds rate. In the following interview, portfolio manager Seth Roman discusses the impact of this relatively flat interest-rate environment on the portfolio and his efforts to maximize the Fund's income potential during the semiannual period.

Q:   How did the Fund perform during the first half of its fiscal year?

A: For the six months ended January 31, 2007, the Fund's Class 1 shares had a total return of 2.62%. In comparison, the average return for the 360 funds in Lipper's U.S. Treasury Money Market Funds category was 2.51%, while the Fund's benchmark, the Merrill-Lynch 90-day T-bill Index, returned 2.45% for the same period. (Lipper is an independent firm that measures mutual fund performance.)

     The seven-day effective compound yield for Class I shares on January 31, 2007 was 5.22% compared with 5.40% at the start of the reporting period on August 1, 2006. The Fund's net asset value remained stable at $1.00 a share for the six-month period.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the reporting period?

A: It was a relatively quiet period given the Federal Reserve Board's decision to suspend future rate increases at its August 2006 meeting until it could determine the impact of its two-year campaign to curb inflation. During the reporting period, evidence of slower economic growth and a weak housing market suggested that the Federal Reserve Board's 17 consecutive rate increases

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     since June 2004 had been effective and that it had successfully engineered a "soft landing" for the U.S. economy. A soft landing occurs when economic growth slows, but is still solid enough to sustain job creation and corporate profits.

     Reflecting this relatively quiet interest rate environment, yields on shorter-term money market securities across the maturity spectrum were relatively flat during the reporting period. With little difference in yield between shorter-term and longer-term money market securities, we kept the Fund's average days to maturity relatively short. The Fund's average days to maturity rose from 39 days at the beginning of the fiscal year on July 31, 2006, to 47 days on January 31, 2007. We expect to keep the average days to maturity in the vicinity of 50 days for the near term, given our current view of inflation risk and economic growth.

Q:   What were your principal strategies?

A: We manage the Fund with two priorities in mind - providing a stable net asset value of $1.00 and maintaining high liquidity so that our shareowners can easily access their investment on any given business day. We try to achieve these two goals by investing in short-term money market securities of the highest credit quality, such as those issued by the U.S. government, corporations and banks. All issues must meet the high credit quality requirements for all money market funds. During the six-month reporting period, a large portion of the Fund's assets were invested in commercial paper or repurchase agreements with next-day settlements.

     We also took advantage of seasonal factors to capture more competitive yields when opportunities presented themselves. By actively managing the Fund through this fluctuation in supply/ demand dynamics, we believe we positioned the Fund for the best income opportunities that the market offered at that time.

Q:   What is your investment outlook?

A: The Federal Reserve Board has indicated that it plans to remain "data dependent" as it watches for any change in economic trends. As of the date of this shareholder report, low unemployment, moderate long-term interest rates and solid profit growth suggest that the U.S. economy is in a favorable zone. With such strong employment levels, however, we'll be watching for wage

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                            (continued)
--------------------------------------------------------------------------------

     pressure, which could tip the balance and increase inflationary pressures. Consequently, we'll maintain the Fund's conservative tone to allow the portfolio to respond more quickly to any potential increases in interest rates.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)
[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Temporary Cash Investments                      46.2%
U.S. Corporate Bonds                             43.4%
Mutual Fund                                      4.9%
Municipal Bonds                                  3.4%
U.S. Government Securities                       2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   BNP Paribas, Floating Rate Note, 2/26/08 (144A)            3.20%
 2.   Wal-Mart Stores, Floating Rate Note, 3/28/07               2.68
 3.   SLM Corp., Floating Rate Note, 1/18/08 (144A)              2.32
 4.   J.P. Morgan Chase & Co., 5.24%, 3/15/07                    2.22
 5.   Federal Home Loan Bank, 5.05%, 2/1/07                      2.19
 6.   ING Funding LLC, 5.0%, 4/5/07                              2.05
 7.   Metlife, Inc., Floating Rate Note, 11/9/07                 1.77
 8.   Goldman Sachs Group, Inc., Floating Rate Note, 10/5/07     1.73
 9.   Wells Fargo & Co., Floating Rate Note, 9/28/07             1.73
10.   Wells Fargo & Co., Floating Rate Note, 3/23/07             1.73

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be recommendations to buy or sell any security listed.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share         1/31/07                7/31/06
Class 1 Shares                     $1.00                  $1.00
Class 2 Shares                     $1.00                  $1.00
Class 3 Shares                     $1.00                  $1.00

Distributions Per Share
--------------------------------------------------------------------------------

Per Share                          Short-Term       Long-Term
(8/1/06 - 1/31/07)   Dividends     Capital Gains    Capital Gains
Class 1 Shares       $0.0259       $0               $0
Class 2 Shares       $0.0246       $0               $0
Class 3 Shares       $0.0234       $0               $0

Yields*
--------------------------------------------------------------------------------

                     7-Day Annualized           7-Day Effective**
Class 1 Shares           5.09%                      5.22%
Class 2 Shares           4.84%                      4.96%
Class 3 Shares           4.59%                      4.70%

Expense Ratio
--------------------------------------------------------------------------------

(As of 11/06/06)         Gross                      Net
Class 1 Shares           0.33%                      0.25%
Class 2 Shares           0.55%                      0.50%
Class 3 Shares           0.80%                      0.75%

*    Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class 1 shares 3.66%, Class 2 shares 3.41% and Class 3 shares 3.15%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

     The net expense ratio reflects contractual expense limitations currently in effect through 12/1/08 for Classes 1, 2, and 3 shares. There can be no assurance that

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07
--------------------------------------------------------------------------------

      Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

      Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

      Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligations Money Market Fund on September 23, 2005. The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor AmSouth Institutional Prime Obligations Money Market Fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from August 1, 2006 through January 31, 2007.

 Share Class                          1              2              3
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 8/1/06
 Ending Account Value             $1,026.20      $1,024.90      $1,023.60
 On 1/31/07
 Expenses Paid During Period*     $    1.17      $    2.45      $    3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.23%, 0.48% and 0.73% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from August 1, 2006 through January 31, 2007.

Share Class                           1              2              3
--------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 8/1/06
 Ending Account Value             $1,024.05      $1,022.79      $1,021.53
 On 1/31/07
 Expenses Paid During Period*     $    1.17      $    2.45      $    3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.23%, 0.48% and 0.73% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)
-----------------------------------------------------------------------------------------------------------------

                          S&P/
  Principal  Floating    Moody's
    Amount   Rate (b)    Ratings                                                                      Value
                                   CORPORATE BONDS - 36.8%
                                   Capital Goods - 2.0%
                                   Construction & Farm Machinery & Heavy Trucks - 0.3%
 $ 2,100,000  5.44       A/A2      Caterpillar Financial Services, Floating Rate Note,
                                   2/26/07                                                       $  2,100,117
                                                                                                 ------------
                                   Industrial Conglomerates - 1.6%
     500,000  5.45       AAA/AAA   GE Capital Corp., Floating Rate Note, 10/17/07                $    500,570
   9,500,000  5.42       AAA/AAA   General Electric Capital Corp., Floating Rate Note, 1/3/08       9,509,233
                                                                                                 ------------
                                                                                                 $ 10,009,803
                                                                                                 ------------
                                   Total Capital Goods                                           $ 12,109,920
                                                                                                 ------------
                                   Food & Drug Retailing - 2.6%
                                   Hypermarkets & Supercenters - 2.6%
  15,500,000  5.26       AA/AA3    Wal-Mart Stores, Floating Rate Note, 3/28/07                  $ 15,499,050
                                                                                                 ------------
                                   Total Food & Drug Retailing                                   $ 15,499,050
                                                                                                 ------------
                                   Banks - 10.6%
                                   Diversified Banks - 10.5%
   3,000,000  5.30       A+/AA3    Bank of Ireland, Floating Rate Note, 1/18/08 (144A)           $  3,000,000
  18,500,000  5.31       AA/AA3    BNP Paribas, Floating Rate Note, 2/26/08 (144A)                 18,500,080
   5,000,000  5.33       AA-/AA3   Credit Agricole, Floating Rate Note, 4/23/07 (144A)              5,000,000
   4,120,000  5.33       AAA/AAA   RaboBank Nederland, Floating Rate Note, 12/14/07                 4,120,000
   1,000,000  5.25       AA-/AA1   US Bank NA, Floating Rate Note, 2/8/08                             999,545
     400,000  5.43       A+/AA3    Wachovia Corp., Floating Rate Note, 2/6/07                         400,005
   1,000,000  5.42       AA-/AA3   Wachovia Corp., Floating Rate Note, 6/14/07                      1,000,352
   5,235,000  5.44       A+/AA3    Wachovia Corp., Floating Rate Note, 7/20/07                      5,237,906
   1,185,000  5.45       A+/AA3    Wachovia Corp., Floating Rate Note, 11/8/07                      1,185,896
  10,000,000             AA/AA1    Wells Fargo & Co., 5.0%, 3/23/07                                10,001,411
  10,000,000  5.42       AA/AA1    Wells Fargo & Co., Floating Rate Note, 9/28/07                  10,007,668
   4,175,000  5.30       AA-/AA3   Westpac Banking, Floating Rate Note, 12/6/07                     4,175,000
                                                                                                 ------------
                                                                                                 $ 63,627,863
                                                                                                 ------------
                                   Total Banks                                                   $ 63,627,863
                                                                                                 ------------
                                   Diversified Financials - 19.6%
                                   Consumer Finance - 6.9%
   5,000,000  5.29       A+/AA3    American Express, Floating Rate Note, 12/20/07                $  5,000,000
   8,000,000  5.41       A+/AA3    American Express, Floating Rate Note, 7/19/07                    8,004,384
   2,000,000             A+/A1     American General Finance, 5.75%, 3/15/07                         2,000,603
   7,880,000  5.41       AA-/AA3   HSBC Finance Corp., Floating Rate Note, 2/28/07                  7,880,314
   4,110,000  5.41       AA-/AA3   HSBC Finance Corp., Floating Rate Note, 5/10/07                  4,110,466
   1,130,000  5.41       AA-/AA3   HSBC Finance Corp., Floating Rate Note, 6/1/07                   1,130,263
  13,400,000  5.33       A/A2      SLM Corp., Floating Rate Note, 1/18/08 (144A)                   13,400,635
                                                                                                 ------------
                                                                                                 $ 41,526,665
                                                                                                 ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                           S&P/
  Principal    Floating   Moody's
    Amount     Rate (b)   Ratings                                                                   Value
                                   Diversified Capital Markets - 0.9%
 $ 1,645,000             A+/AA3    Credit Suisse First Boston, 5.4%, 12/21/07                $  1,644,679
   3,870,000             AA+/AA3   UBS AG Stamford, 5.4%, 12/14/07                              3,870,000
                                                                                             ------------
                                                                                             $  5,514,679
                                                                                             ------------
                                   Investment Banking & Brokerage - 6.0%
   2,900,000  5.97       A+/A1     Bear Stearns Co., Floating Rate Note, 9/27/07             $  2,911,523
   3,400,000  5.46       AA-/AA3   Goldman Sachs Group, Inc., Floating Rate Note, 3/30/07       3,400,654
  10,000,000  5.49       AA-/AA3   Goldman Sachs Group, Inc., Floating Rate Note, 10/5/07      10,009,516
   5,000,000  5.49       AA-/AA3   Goldman Sachs Group, Inc., Floating Rate Note, 7/2/07        5,003,085
   4,000,000  5.30       AA-/AA3   Merrill Lynch & Co., Inc., Floating Rate Note, 2/22/08       4,000,000
   1,500,000  5.33       AA-/AA3   Merrill Lynch & Co., Inc., Floating Rate Note, 2/15/08       1,500,083
     500,000  5.57       AA-/AA3   Merrill Lynch & Co., Inc., Floating Rate Note, 3/14/08         500,609
   3,050,000  5.49       A+/AA3    Morgan Stanley, Floating Rate Note, 1/18/08                  3,054,772
   6,300,000  5.50       A+/AA3    Morgan Stanley, Floating Rate Note, 11/9/07                  6,307,431
                                                                                             ------------
                                                                                             $ 36,687,673
                                                                                             ------------
                                   Diversified Financial Services - 3.2%
   4,400,000  5.32       AA/MIG1   Bank of America Corp., Floating Rate Note, 5/15/07        $  4,399,959
   6,500,000             A/A1      Bank One Corp., 7.125%, 5/15/07                              6,528,960
   5,000,000  5.45       AA-/AA1   Citigroup Global Markets, Floating Rate Note, 2/23/07        5,000,504
   3,500,000  5.45       AAA/AAA   GE Capital Corp., Floating Rate Note, 7/9/07                 3,500,992
                                                                                             ------------
                                                                                             $ 19,430,415
                                                                                             ------------
                                   Specialized Finance - 2.5%
   6,140,000  5.59       A/A2      CIT Group, Inc., Floating Rate Note, 5/18/07              $  6,144,261
   2,600,000  5.57       A/A2      Citigroup, Inc., Floating Rate Note, 2/15/07                 2,600,200
   6,300,000             A/A2      National Rural Utilities, 6.5%, 3/1/07                       6,304,629
                                                                                             ------------
                                                                                             $ 15,049,090
                                                                                             ------------
                                   Total Diversified Financials                              $118,208,522
                                                                                             ------------
                                   Insurance - 2.0%
                                   Life & Health Insurance - 2.0%
   2,000,000  5.42       AA/AA3    Met Life Global Funding I, Floating Rate Note,
                                   2/28/08 (144A)                                            $  2,000,541
  10,240,000  5.34       AA/AA3    Met Life, Inc., Floating Rate Note, 11/9/07                 10,243,539
                                                                                             ------------
                                                                                             $ 12,244,080
                                                                                             ------------
                                   Total Insurance                                           $ 12,244,080
                                                                                             ------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $221,689,435)                                       $221,689,435
                                                                                             ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07  (unaudited) (continued)
-----------------------------------------------------------------------------------------------------------------

                            S&P/
   Principal    Floating   Moody's
    Amount      Rate (b)   Ratings                                                                     Value
                                    U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.2%
                                    Banks - 1.5%
                                    Thrifts & Mortgage Finance - 1.5%
 $ 3,250,000              AAA/Aaa   Federal Home Loan Bank, 5.35%, 12/28/07                     $  3,250,000
   2,490,000              AAA/AAA   Federal Home Loan Bank, 5.54%, 8/21/07                         2,490,000
   3,235,000              AAA/Aaa   Freddie Mac, 5.35%, 12/19/07                                   3,235,000
                                                                                                ------------
                                                                                                $  8,975,000
                                                                                                ------------
                                    Total Banks                                                 $  8,975,000
                                                                                                ------------
                                    Government - 0.7%
   4,000,000              AAA/AAA   Federal Home Loan Bank, 5.55%, 8/21/07                      $  4,000,882
                                                                                                ------------
                                    Total Government                                            $  4,000,882
                                                                                                ------------
                                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                    (Cost $12,975,882)                                          $ 12,975,882
                                                                                                ------------
                                    MUNICIPAL BONDS - 3.4%
                                    Government - 3.4%
   2,320,000   5.32       AA/Aa3    Mississippi St Ser B General, Floating Rate Note,
                                    11/1/28                                                     $  2,320,000
   1,390,000   5.39       AAA/NR    Southern Ute Indian Tribe, Floating Rate Note, 1/1/27          1,390,000
   2,080,000   5.30       AA/AA1    Texas State Tax & Revenue Anticipation, Floating Rate
                                    Note, 12/1/27                                                  2,080,000
   4,090,000   5.30       AA/AA1    Texas State Var-Ref-Taxable, Floating Rate Note, 12/1/26       4,090,000
                                                                                                ------------
                                                                                                $  9,880,000
                                                                                                ------------
                                    Municipal Development - 1.2%
   7,800,000   5.35       NR/Aa1    Nassau County NY Industrial Development, Floating Rate
                                    Note, 11/1/14                                               $  7,800,000
                                                                                                ------------
                                    Municipal Medical - 0.5%
   3,000,000   5.35       NA/Aa1    Massachusetts Health & Educational Facilities, Floating
                                    Rate Note, 7/1/36                                           $  3,000,000
                                                                                                ------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $20,680,000)                                          $ 20,680,000
                                                                                                ------------
                                    TEMPORARY CASH INVESTMENTS - 53.5%
                                    Commercial Paper - 53.5%
   2,990,000              NR/NR     Abbey National Plc, 5.07%, 10/2/07                             2,887,675
   3,400,000              NR/NR     Abbey National Plc, 5.23%, 3/7/07                              3,383,234
   6,600,000              NR/NR     Alliance & Leicester Plc., 5.22%, 3/12/07 (144A)               6,562,677
   6,000,000              NR/NR     Alliance & Leicester Plc., 5.23%, 4/11/07 (144A)               5,939,855
   6,100,000              NR/NR     Banco Bilbao Vizcaya, 5.26%, 3/5/07 (144A)                     6,071,479
   3,700,000              NR/NR     Bank of America Corp., 5.16%, 4/4/07                           3,667,119
   3,346,000              AA-/Aa2   Bank of America Corp., 5.20%, 6/5/07                           3,286,069
   2,870,000              NR/NR     Bank of America Corp., 5.22%, 3/9/07                           2,855,019

14   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                            S&P/
  Principal    Floating    Moody's
    Amount     Rate (b)    Ratings                                                             Value
                                    Commercial Paper - (continued)
 $ 7,500,000             NR/NR      Bank of America Corp., 5.225%, 2/9/07                $  7,491,291
   1,255,000             AA-/Aa2    Bank of America Corp., 5.25%, 4/2/07                    1,244,019
   1,500,000             NR/NR      Bank of America Corp., 5.25%, 3/28/07                   1,487,969
   1,500,000             NR/NR      Bank of America Corp., 5.26%, 3/30/07                   1,487,508
   4,000,000             NR/AA1     Bank of Ireland, 5.3%, 3/8/07                           4,000,000
   6,000,000             A+/Aa3     Bank of Ireland, 5.225%, 3/1/07 (144A)                  5,975,616
   8,000,000             A+/Aa3     Bank of Ireland, 5.24%, 4/12/07 (144A)                  7,918,489
     400,000             NR/NR      Barclay's Capital, Inc., 5.245%, 2/20/07                  398,895
     100,000             NR/NR      Barclay's Capital, Inc., 5.25%, 3/14/07                    99,402
   8,580,000             A-1+/P-1   BHP Billiton Financial USA, 5.25%, 2/1/07 (144A)        8,580,000
     100,000             NR/NR      BNP Paribas Financial, Inc., 5.24%, 3/7/07                 99,505
   2,750,000             NR/NR      BNP Paribas Financial, Inc., 5.27%, 2/13/07             2,745,169
   5,000,000             AA/Aa2     Caisse National Des Caisses D'eparagne Et De
                                    Prevoyance, 5.25%, 2/15/07                              4,989,792
   3,000,000             AA/Aa2     Caisse National Des Caisses D'eparagne Et De
                                    Prevoyance, 5.26%, 2/2/07                               2,999,562
   5,000,000             AA/Aa2     Caisse National Des Caisses D'eparagne Et De
                                    Prevoyance, 5.28%, 2/20/07                              4,986,067
   6,000,000             A1/P1      Catepillar Financial Services, 5.28%, 2/20/07           5,983,280
   3,000,000             A/A1       Cit Group, Inc., 5.23%, 4/27/07                         2,962,954
  10,000,000             NR/NR      Citibank NA, 5.29%, 3/6/07                             10,000,000
   5,987,000             NR/NR      Citibank NA, 5.3%, 4/12/07                              5,987,000
   2,800,000             NR/NR      Citibank N.A, 5.305%, 4/27/07                           2,800,000
     775,000             NR/NR      Credit Suisse First Boston, 5.24%, 2/14/07 (144A)         773,534
   3,250,000             NR/NR      Credit Suisse First Boston, 5.24%, 2/20/07 (144A)       3,241,012
   7,665,000             A-1+/P-1   Danske Corp., 5.245%, 3/12/07 (144A)                    7,621,447
   5,000,000             A-1+/P-1   Danske Corp., 5.26%, 2/2/07 (144A)                      4,999,270
     300,000             A-1+/P-1   Danske Corp., 5.29%, 2/13/07 (144A)                       299,471
  10,000,000             A-1+/P-1   Depfa Bank Plc, 5.19%, 5/1/07 (144A)                    9,871,692
   6,280,000             A-1+/P-1   Depfa Bank Plc, 5.24%, 2/28/07 (144A)                   6,255,320
   3,800,000             AA-/Aa3    Depfa Bank Plc, 5.34%, 4/27/07                          3,800,000
     125,000             NR/NR      Depfa Bank Plc, 5.425%, 2/15/07                           125,001
   6,435,000             NR/NR      Deutsche Bank, 5.31%, 9/4/07                            6,435,000
   5,555,000             NR/NR      Deutsche Bank, 5.37%, 10/12/07                          5,555,000
   2,750,000             NR/AA3     Deutsche Bank, 5.4%, 1/9/08                             2,750,000
   5,000,000             A-1+/P-1   Dexia Delaware LLC, 5.235%, 4/26/07                     4,938,925
     200,000             A-1+/P-1   Dexia Delaware LLC, 5.25%, 2/20/07                        199,444
   1,325,000             NR/NR      Dresner U.S. Finance, Inc., 5.23%, 3/1/07               1,319,610
   3,800,000             NR/NR      Dresner U.S. Finance, Inc., 5.23%, 4/27/07              3,753,076
   2,000,000             NR/NR      Dresner U.S. Finance, Inc., 5.25%, 2/5/07               1,998,833
  12,620,000             NR/NR      Federal Home Loan Bank, 5.05%, 2/1/07                  12,620,000

The accompanying notes are an integral part of these financial statements.   15

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07  (unaudited) (continued)
-----------------------------------------------------------------------------------------------------------------
                            S&P/
  Principal    Floating    Moody's
    Amount     Rate (b)    Ratings                                                          Value
                                    Commercial Paper - (continued)
 $ 5,450,000             NR/NR      Fortis Banque Luxembourg, 5.16%, 3/23/07         $  5,410,942
   6,000,000             A-1+/P-1   General Electric Capital Corp, 5.24%, 2/08/07       5,993,886
   2,490,000             AA/Aa2     HBOS Treasury Services Plc, 5.24%, 4/24/07          2,460,280
   2,950,000             AA/Aa2     HBOS Treasury Services Plc, 5.24%, 4/5/07           2,922,949
   6,470,000             AA/Aa2     HBOS Treasury Services Plc, 5.25%, 3/15/07          6,430,447
   1,025,000             AA/Aa2     HBOS Treasury Services Plc, 5.26%, 2/7/07           1,024,101
   3,000,000             NR/NR      HSBC Finance Corp., 5.24%, 2/28/07                  2,988,210
  11,965,000             NR/NR      ING Funding LLC, 5.2%, 4/5/07                      11,855,386
   2,950,000             NR/NR      J.P. Morgan Chase & Co., 5.235%, 3/28/07            2,926,406
  12,900,000             NR/NR      J.P. Morgan Chase & Co., 5.24%, 3/15/07            12,821,138
   2,050,000             NR/NR      J.P. Morgan Chase & Co., 5.27%, 2/1/07              2,050,000
   5,000,000             NR/NR      Nordea North America, Inc., 5.21%, 6/11/07          4,905,931
  10,000,000             A-1+/P-1   Rabobank USA Financial Corp., 5.27%, 2/1/07        10,000,000
   6,000,000             NR/NR      Societe Generale, 5.155%, 6/8/07                    5,890,886
   5,250,000             NR/NR      Societe Generale, 5.17%, 4/4/07                     5,203,255
   6,000,000             NR/NR      Societe Generale, 5.19%, 4/27/07                    5,926,475
   2,030,000             NR/NR      Societe Generale, 5.22%, 5/8/07                     2,001,742
   2,035,000             NR/NR      Societe Generale, 5.22%, 5/9/07                     2,006,378
   3,000,000             NR/NR      Societe Generale, 5.25%, 4/2/07                     2,973,800
   1,200,000             NR/NR      Societe Generale, 5.26%, 2/9/07                     1,198,597
  10,000,000             A-1+/P-1   Toyota Motor Credit Corp., 5.235%, 2/26/07          9,963,646
   6,100,000             NR/NR      UBS Finance LLC, 5.23%, 4/30/07                     6,022,015
     200,000             NR/NR      UBS Finance LLC, 5.225%, 3/7/07                       199,007
   2,750,000             NR/NR      UBS Finance LLC, 5.245%, 3/12/07                    2,734,374
   6,700,000             NR/NR      UBS Finance LLC, 5.16%, 6/4/07                      6,581,879
   2,965,000             NR/NR      Westpac Banking Corp., 5.235%, 4/9/07 (144A)        2,936,112
   3,300,000             NR/NR      Westpac Banking Corp., 5.27%, 2/7/07 (144A)         3,297,101
                                                                                     ------------
                                                                                    $ 322,171,223
                                                                                     ------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $322,171,223)                             $ 322,171,223
                                                                                     ------------

   Shares
                                    TAX EXEMPT MONEY MARKET MUTUAL FUND - 5.0%
 30,061,659   5.20                  BlackRock Liquidity Funds TempCash Portfolio    $  30,061,659
                                                                                     ------------
                                    TOTAL TAX EXEMPT MONEY MARKET MUTUAL FUND
                                    (Cost $30,061,659)                              $  30,061,659
                                                                                    -------------
                                    TOTAL INVESTMENT IN SECURITIES - 100.8%
                                    (Cost $607,578,199)                             $ 607,578,199
                                                                                    -------------
                                    OTHER ASSETS AND LIABILITIES - (0.8)%           $  (4,860,080)
                                                                                    -------------
                                    TOTAL NET ASSETS - 100.0%                       $ 602,718,119
                                                                                     ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2007, the value of these securities amounted to $122,244,331 or 20.3% of total net assets.

NR   Not rated by either S&P or Moody's.

(a) At January 31, 2007, the cost for federal income tax purposes was $607,578,199.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2007 aggregated $5,613,969,500 and $5,456,033,000, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $607,578,199)           $607,578,199
  Cash                                                        163,735
  Receivables -
    Fund shares sold                                        1,000,016
    Interest                                                2,101,896
    Due from Pioneer Investment Management, Inc.                  703
  Other                                                        13,970
                                                         ------------
     Total assets                                        $610,858,519
                                                         ------------
LIABILITIES:
  Payables -
    Investment securities purchased                      $  4,750,056
    Fund shares repurchased                                 1,000,016
    Dividends                                               2,311,453
  Due to affiliates                                             9,781
  Accrued expenses                                             35,632
  Other                                                        33,462
                                                         ------------
     Total liabilities                                   $  8,140,400
                                                         ------------
NET ASSETS:
  Paid-in capital                                        $602,711,527
  Undistributed net investment income                           5,843
  Accumulated net realized gain on investments                    749
                                                         ------------
     Total net assets                                    $602,718,119
                                                         ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $72,819,762/72,780,693 shares)       $       1.00
                                                         ============
  Class 2 (based on $424,547,526/424,539,046 shares)     $       1.00
                                                         ============
  Class 3 (based on $105,350,831/105,345,891 shares)     $       1.00
                                                         ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07

INVESTMENT INCOME:
  Interest                                                              $15,691,723
                                                                        -----------
EXPENSES:
  Management fees                                        $582,959
  Transfer agent fees and expenses
    Class 2                                                    49
    Class 3                                                   113
  Distribution fees
    Class 2                                               497,500
    Class 3                                               246,741
  Administrative reimbursements                            54,790
  Custodian fees                                            9,328
  Registration fees                                         7,149
  Professional fees                                        10,370
  Printing expense                                          6,584
  Fees and expenses of nonaffiliated trustees                 827
  Miscellaneous                                             3,537
                                                         --------
     Total expenses                                                     $ 1,419,947
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                      (1,518)
                                                                        -----------
     Net expenses                                                       $ 1,418,429
                                                                        -----------
       Net investment income                                            $14,273,294
                                                                        -----------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments:                                     $       711
                                                                        -----------
  Net increase in net assets resulting from operations                  $14,274,005
                                                                        ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
For the Six Months Ended 1/31/07 and the Year Ended 7/31/06

                                                              Six Months
                                                                 Ended
                                                                1/31/07          Year Ended
                                                              (unaudited)          7/31/06
FROM OPERATIONS:
Net investment income                                      $     14,273,294   $     15,390,470
Net realized gain on investments                                        711                 38
                                                           ----------------   ----------------
   Net increase in net assets resulting from operations    $     14,274,005   $     15,390,508
                                                           ----------------   ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.03 and $0.04 per share, respectively)       $     (2,211,194)  $     (5,104,253)
   Class 2 ($0.02 and $0.04 per share, respectively)             (9,782,104)        (7,975,196)
   Class 3 ($0.02 and $0.04 per share, respectively)             (2,309,618)        (2,275,556)
                                                           ----------------   ----------------
     Total distributions to shareowners                    $    (14,302,916)  $    (15,355,005)
                                                           ----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  1,680,002,611   $  2,270,323,007
Reinvestment of distributions                                           261            421,479
Cost of shares repurchased                                   (1,516,362,505)    (2,261,549,292)
                                                           ----------------   ----------------
   Net increase in net assets resulting from
     Fund share transactions                               $    163,640,367   $      9,195,194
                                                           ----------------   ----------------
   Net increase in net assets                              $    163,611,456   $      9,230,697
NET ASSETS:
Beginning of period                                             439,106,663        429,875,966
                                                           ----------------   ----------------
End of period                                              $    602,718,119   $    439,106,663
                                                           ================   ================
Undistributed net investment income                        $          5,843   $         35,465
                                                           ================   ================

20    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                    '07 Shares        '07 Amount          '06 Shares          '06 Amount
                                   (unaudited)        (unaudited)
CLASS 1
Shares sold                         161,340,161     $  161,340,161         564,083,049    $    564,082,504
Reinvestment of distributions               261                261             421,479              421479
Less shares repurchased            (174,184,209)      (174,184,209)       (709,426,600)       (709,426,601)
                                   ------------     --------------        ------------    ----------------
   Net decrease                     (12,843,787)    $  (12,843,787)       (144,922,072)   $   (144,922,618)
                                   ============     ==============        ============    ================
CLASS 2
Shares sold                       1,134,151,361     $1,134,151,361       1,379,140,772    $  1,379,140,490
Reinvestment of distributions      (985,044,684)      (985,044,684)     (1,257,124,921)     (1,257,124,923)
                                  -------------     --------------      --------------    ----------------
   Net increase                     149,106,677     $  149,106,677         122,015,851    $    122,015,567
                                   ============     ==============      ==============    ================
CLASS 3
Shares sold                         384,511,089     $  384,511,089         327,100,107    $    327,100,013
Less shares repurchased            (357,133,612)      (357,133,612)       (294,997,768)       (294,997,768)
                                   ------------     --------------        ------------    ----------------
   Net increase                      27,377,477     $   27,377,477          32,102,339    $     32,102,245
                                   ============     ==============        ============    ================

The accompanying notes are an integral part of these financial statements.   21

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                  Ended
                                                                 1/31/07      Year Ended
                                                               (unaudited)   7/31/06 (b)
CLASS 1
Net asset value, beginning of period                            $   1.00      $   1.00
                                                                --------      --------
Increase from investment operations:
 Net investment income                                          $  0.026      $  0.041
 Net realized and unrealized gain on investments                   0.000(a)      0.000(a)
                                                                --------      --------
   Net increase from investment operations                      $  0.026      $  0.042
                                                                --------      --------
Distributions to shareowners:
 Net investment income                                          $ (0.026)     $ (0.041)
                                                                --------      --------
Net increase (decrease) in net asset value                      $      -      $      -
                                                                --------      --------
Net asset value, end of period                                  $   1.00      $   1.00
                                                                ========      ========
Total return*                                                       2.62%         4.20%
Ratio of net expenses to average net assets+                        0.23%**       0.26%
Ratio of net investment income to average net assets+               5.12%**       3.95%
Net assets, end of period (in thousands)                        $ 72,820      $ 85,669
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.23%**       0.33%
 Net investment income                                              5.12%**       3.88%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.23%**       0.26%
 Net investment income                                              5.12%**       3.95%


                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                 7/31/05      7/31/04      7/31/03     7/31/02
CLASS 1
Net asset value, beginning of period                            $   1.00     $   1.00     $   1.00    $   1.00
                                                                --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                          $  0.021     $  0.009     $  0.012    $  0.021
 Net realized and unrealized gain on investments                       -            -            -           -
                                                                --------     --------     --------    --------
   Net increase from investment operations                      $  0.021     $  0.009     $  0.012    $  0.021
                                                                --------     --------     --------    --------
Distributions to shareowners:
 Net investment income                                          $ (0.021)    $ (0.009)    $ (0.012)   $ (0.021)
                                                                --------     --------     --------    --------
Net increase (decrease) in net asset value                      $      -     $      -     $      -    $      -
                                                                --------     --------     --------    --------
Net asset value, end of period                                  $   1.00     $   1.00     $   1.00    $   1.00
                                                                ========     ========     ========    ========
Total return*                                                       2.17%        0.86%        1.19%       2.09%
Ratio of net expenses to average net assets+                        0.25%        0.25%        0.26%       0.25%
Ratio of net investment income to average net assets+               2.19%        0.85%        1.20%       2.08%
Net assets, end of period (in thousands)                        $230,573     $176,540     $175,778    $250,091
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.40%        0.41%        0.41%       0.39%
 Net investment income                                              2.04%        0.69%        1.05%       1.94%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.25%        0.25%        0.26%       0.25%
 Net investment income                                              2.19%        0.85%        1.20%       2.08%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's Advisor on September 23, 2005
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
-----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                   Ended
                                                                  1/31/07       Year Ended
                                                                (unaudited)    7/31/06 (b)
CLASS 2
Net asset value, beginning of period                             $  1.00        $   1.00
                                                                 -------        --------
Increase from investment operations:
 Net investment income                                           $ 0.025        $  0.039
 Net realized and unrealized gain on investments                       -           0.000(a)
                                                                 -------        --------
   Net increase from investment operations                       $ 0.025        $  0.039
                                                                 -------        --------
Distributions to shareowners:
 Net investment income                                           $(0.025)       $ (0.039)
                                                                 -------        --------
Net increase (decrease) in net asset value                       $     -        $      -
                                                                 -------        --------
Net asset value, end of period                                   $  1.00        $   1.00
                                                                 ========       ========
Total return*                                                       2.49%           3.95%
Ratio of net expenses to average net assets+                        0.48%**         0.50%
Ratio of net investment income to average net assets+               4.88%**         4.00%
Net assets, end of period (in thousands)                         $424,548       $275,460
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.48%**         0.55%
 Net investment income                                              4.88%**         3.95%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.48%**         0.50%
 Net investment income                                              4.88%**         4.00%

                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                 7/31/05      7/31/04      7/31/03     7/31/02
CLASS 2
Net asset value, beginning of period                            $   1.00     $   1.00     $   1.00    $   1.00
                                                                --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                          $  0.019     $  0.006     $  0.009    $  0.018
 Net realized and unrealized gain on investments                       -            -            -           -
                                                                --------     --------     --------    --------
   Net increase from investment operations                      $  0.019     $  0.006     $  0.009    $  0.018
                                                                --------     --------     --------    --------
Distributions to shareowners:
 Net investment income                                          $ (0.019)    $ (0.006)    $ (0.009)   $ (0.018)
                                                                --------     --------     --------    --------
Net increase (decrease) in net asset value                      $      -     $      -     $      -    $      -
                                                                --------     --------     --------    --------
Net asset value, end of period                                  $   1.00     $   1.00     $   1.00    $   1.00
                                                                 ========     ========     ========    ========
Total return*                                                       1.92%        0.61%        0.93%       1.83%
Ratio of net expenses to average net assets+                        0.51%        0.50%        0.51%       0.50%
Ratio of net investment income to average net assets+               1.98%        0.60%        0.92%       1.91%
Net assets, end of period (in thousands)                        $153,432     $ 89,613     $193,468    $207,511
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.66%        0.66%        0.66%       0.64%
 Net investment income                                              1.83%        0.44%        0.77%       1.77%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.51%        0.50%        0.51%       0.50%
 Net investment income                                              1.98%        0.60%        0.92%       1.91%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's Advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                 Six Months
                                                                   Ended
                                                                  1/31/07       Year Ended
                                                                (unaudited)    7/31/06 (a)
CLASS 3
Net asset value, beginning of period                             $  1.00        $   1.00
                                                                 -------        --------
Increase from investment operations:
 Net investment income                                           $ 0.023        $  0.036
 Net realized and unrealized gain on investments                       -               -
                                                                 -------        --------
   Net increase from investment operations                       $ 0.023        $  0.036
                                                                 -------        --------
Distributions to shareowners:
 Net investment income                                           $(0.023)       $ (0.036)
                                                                 -------        --------
Net increase (decrease) in net asset value                       $     -        $      -
                                                                 -------        --------
Net asset value, end of period                                   $  1.00        $   1.00
                                                                 =======        ========
Total return*                                                       2.36%           3.70%
Ratio of net expenses to average net assets+                        0.73%**         0.75%
Ratio of net investment income to average net assets+               4.63%**         3.71%
Net assets, end of period (in thousands)                         $105,351       $ 77,978
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.73%**         0.80%
 Net investment income                                              4.63%**         3.66%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.73%**         0.75%
 Net investment income                                              4.63%**         3.71%

                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                                 7/31/05      7/31/04      7/31/03     7/31/02
CLASS 3
Net asset value, beginning of period                            $   1.00     $   1.00     $   1.00    $   1.00
                                                                --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                          $  0.017     $  0.004     $  0.007    $  0.016
 Net realized and unrealized gain on investments                       -            -            -           -
                                                                --------     --------     --------    --------
   Net increase from investment operations                      $  0.017     $  0.004     $  0.007    $  0.016
                                                                --------     --------     --------    --------
Distributions to shareowners:
 Net investment income                                          $ (0.017)    $ (0.004)    $ (0.007)   $ (0.016)
                                                                --------     --------     --------    --------
Net increase (decrease) in net asset value                      $      -     $      -     $      -    $      -
                                                                --------     --------     --------    --------
Net asset value, end of period                                  $   1.00     $   1.00     $   1.00    $   1.00
                                                                 ========     ========     ========    ========
Total return*                                                       1.67%        0.36%        0.68%       1.58%
Ratio of net expenses to average net assets+                        0.76%        0.75%        0.76%       0.75%
Ratio of net investment income to average net assets+               1.61%        0.35%        0.77%       1.50%
Net assets, end of period (in thousands)                        $ 45,871     $ 52,183     $ 91,824    $210,031
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.91%        0.91%        0.91%       0.89%
 Net investment income                                              1.46%        0.19%        0.62%       1.36%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.76%        0.75%        0.76%       0.75%
 Net investment income                                              1.61%        0.35%        0.77%       1.50%

(a) Pioneer Investment Management, Inc. became the Fund's Advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.
**   Annualized.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund), is one of five series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. AmSouth Institutional Prime Obligations Money Market Fund transferred all of the net assets of Class 1, 2 and 3 shares into the Fund's Class 1, 2 and 3 shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Institutional Prime Obligations Money Market Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity through investments in high quality short-term securities.

The Fund offers three classes of shares designated as - Class 1, Class 2, and Class 3. Shares of Class 1, Class 2, and Class 3 each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class 2 and Class 3, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Information regarding the Fund's principal risks is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2006 was as follows:

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                               $15,355,005
  Long-term capital gains                                                 -
                                                                -----------
    Total                                                       $15,355,005
                                                                ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                                    2006
--------------------------------------------------------------------------------
  Undistributed ordinary income                                  $1,705,313
  Current year dividends payable                                (1,669,810)
                                                                 ----------
    Total                                                        $   35,503
                                                                 ==========
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class 1, Class 2, and Class 3 of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

Effective September 23, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2008.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2007, $3,656 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,781 in transfer agent fees payable to PIMSS at January 31, 2007.

4.   Distribution Plan

The Fund adopted Plans of Distribution with respect to Class 2 and Class 3 shares (Class 2 Plan and Class 3 Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class 2 Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a distribution and service fee of up to 0.25% of the average daily net assets attributable to Class 2 shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class 2 shares. Pursuant to the Class 3 Plan, the Fund pays PFD a distribution and service fee 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in due to affiliates is $4,344 in distribution fees payable to PFD at January 31, 2007.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2007, the Fund's expenses were reduced by $1,518 under such arrangements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the 30-Day US Treasury Bill. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the third quintile of the peer group for the three years ended June 30, 2006, and the third quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before the deduction of expenses, compared to the yield of the 30-Day US Treasury Bill. The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was satisfactory.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that in light of anticipated growth of the Fund, break points in the management fee were not necessary at this time. However, the Trustees would evaluate the need for break points from time to time.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                                 --------------
                                    TREASURY
                                    RESERVES
                                      FUND


                                   Semiannual
                                     Report


                                     1/31/07


                               [Logo]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Performance Update                                                            8

Comparing Ongoing Fund Expenses                                               9

Schedule of Investments                                                      11

Financial Statements                                                         13

Notes to Financial Statements                                                18

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      24

Trustees, Officers and Service Providers                                     30

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07
--------------------------------------------------------------------------------

Yields on short-term money market securities held relatively steady during the six-month fiscal period ending January 31, 2007, for Pioneer Treasury Reserves Fund, as the Federal Reserve Board held at 5.25% their most influential short-term interest rate -- the Federal funds rate. In the following interview, portfolio manager Seth Roman discusses the impact of this relatively flat interest-rate environment on the portfolio and his efforts to maximize the Fund's income potential during the semiannual period.

Q:   How did the Fund perform during the first half of its fiscal year?

A: For the six-months ended January 31, 2007, the Fund's Class A shares had a total return of 2.38%. In comparison, the average return for the 86 funds in Lipper's U.S. Treasury Money Market Funds category was 2.23%, while the Fund's benchmark, the 90-day T-bill Index, returned 2.45% for the same period.

     The seven-day effective compound yield for Class A shares on January 31 was 4.67% compared with 4.73% at the start of the reporting period on August 1, 2006. The Fund's net asset value remained stable at $1.00 a share for the six-month period.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the reporting period?

A: It was a relatively quiet period, given the Federal Reserve Board's decision at its August meeting to suspend future rate increases until it could determine the impact of its two-year campaign to curb inflation. During the reporting period, evidence of slower economic growth and a weak housing market suggested that the Federal Reserve Board's 17 consecutive rate increases since June 2004 had been effective and that it had successfully engineered a "soft landing" for the U.S. economy. A soft landing occurs when

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     economic growth slows, but is still solid enough to sustain job creation and corporate profits.

Q:   What were your principal strategies?

A: We manage the Fund with two priorities in mind - providing a stable net asset value of $1.00 and maintaining high liquidity so that our shareowners can easily access their investment on any given business day. We achieved these two goals by investing in short-term money market securities of the highest credit quality, such as those issued by the U.S. Treasury or any of the U.S. government agencies, including the Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB). During the six-month reporting period, the majority of the Fund's assets were invested in U.S. Treasury securities with the balance in agency securities.

     We kept the Fund's average days-to-maturity relatively short - investing in securities with maturities of one month or less - to keep the portfolio more responsive to increases in interest rates. This strategy kept the average days-to-maturity in the 25- to 35-day range. The Fund's average days-to-maturity dropped from 27 days at the beginning of the fiscal year on August 1, 2006, to 22 days on January 31, 2007.

     We also took advantage of seasonal factors to capture more competitive yields when opportunities presented themselves. By actively managing the Fund through this fluctuation in supply/ demand dynamics, we believe it was positioned for the best income opportunities that the market offered at that time.

Q:   What is your investment outlook?

A: The Federal Reserve Board has indicated that it plans to remain "data dependent" as it watches for any change in economic trends. As of this writing, low unemployment, moderate long-term interest rates and solid profit growth suggest that the U.S. economy is in a favorable zone. With such full employment levels, however, we'll be watching for wage pressure, which could tip the balance and increase inflationary pressures. Consequently, we'll maintain the Fund's conservative tone, to allow the portfolio to respond more quickly to any potential increases in interest rates.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                            (continued)
--------------------------------------------------------------------------------

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Temporary Cash Investments                                             66.9%
U.S. Government Agency Obligations                                     28.9%
Mutual Funds                                                            4.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

  1.    U.S. Treasury Note, 3.75%, 3/31/07                             32.14%
  2.    Federal Home Loan Bank, 5.05%, 2/1/07                          16.49
  3.    Federal Home Loan Bank, 5.32%, 1/11/08                          8.05
  4.    U.S. Treasury Bills, 4.895%, 6/28/07                            7.89
  5.    Freddie Mac, 5.35%, 12/19/07                                    6.86
  6.    U.S. Treasury Bond, 2.25%, 2/15/07                              6.43
  7.    Federal Farm Credit Bank, 4.2%, 8/28/07                         4.80
  8.    Federal Home Loan Mortgage Association, 5.074%, 4/9/07          4.25
  9.    Federal National Home Mortgage Association, 5.14%, 4/25/07      3.44
 10.    Federal Home Loan Bank, 5.55%, 8/21/07                          3.22

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share      1/31/07   7/31/06
Class A Shares                  $1.00     $1.00
Class Y Shares                  $1.00     $1.00

Distributions Per Share
--------------------------------------------------------------------------------

Per Share            Net Investment     Short-Term       Long-Term
(8/1/06 - 1/31/07)   Income             Capital Gains    Capital Gains
Class A Shares       $0.0236             $      -         $      -
Class Y Shares       $0.0239             $      -         $      -

Yields*
--------------------------------------------------------------------------------

                     7-Day Annualized   7-Day Effective**
Class A Shares            4.56%              4.67%
Class Y Shares            4.72%              4.83%

Expense Ratio
--------------------------------------------------------------------------------

(As of 7/31/06)      Gross     Net
Class A Shares       0.92%     0.92%
Class Y Shares       0.72%     0.72%

*    Please contact Pioneer to obtain the Fund's current 7-day yields.

**   Assumes daily compounding of dividends.

     The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

     Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the period and held for the entire period (August 1, 2006 - January 31, 2007).

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from August 1, 2006 through January 31, 2007.

Share Class                                   A                  Y
--------------------------------------------------------------------------------
Beginning Account Value On 8/1/06         $1,000.00          $1,000.00
Ending Account Value On 1/31/07           $1,023.80          $1,024.20
Expenses Paid During Period*              $    2.81          $    2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.55% and 0.47% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflect ing the period from August 1, 2006 through January 31, 2007.

Share Class                                   A                  Y
--------------------------------------------------------------------------------
Beginning Account Value On 8/1/06         $1,000.00          $1,000.00
Ending Account Value On 1/31/07           $1,022.43          $1,022.84
Expenses Paid During Period*              $    2.80          $    2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.55% and 0.47% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                                               Value
                  U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.9%
 1,500,000        Federal Farm Credit Bank, 4.2%, 8/28/07         $  1,491,496
 5,120,000        Federal Home Loan Bank, 5.05%, 2/1/07              5,120,000
 2,500,000        Federal Home Loan Bank, 5.32%, 1/11/08             2,500,000
   625,000        Federal Home Loan Bank, 5.35%, 12/28/07              625,000
   530,000        Federal Home Loan Bank, 5.54%, 8/21/07               530,000
 1,000,000        Federal Home Loan Bank, 5.55%, 8/21/07             1,000,220
 1,332,000        Federal Home Loan Mortgage Corp.,
                  5.074%, 4/9/07                                     1,319,422
   350,000        Federal Home Loan Mortgage Corp.,
                  5.15%, 3/6/07                                        348,348
 1,080,000        Federal National Mortgage Association,
                  5.14%, 4/25/07                                     1,067,201
 2,130,000        Freddie Mac, 5.35%, 12/19/07                       2,130,000
 2,500,000        U.S. Treasury Bills, 4.895%, 6/28/07               2,450,030
   500,000        U.S. Treasury Bills, 4.98%, 4/19/07                  494,675
 2,000,000        U.S. Treasury Bond, 2.25%, 2/15/07                 1,997,753
10,000,000        U.S. Treasury Note, 3.75%, 3/31/07                 9,979,221
                                                                  ------------
                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $31,053,366)                              $ 31,053,366
                                                                  ------------
    Shares        MUTUAL FUND - 4.2%
 4,539,728        BlackRock Liquidity Funds FedFund Portfolio     $  4,539,728
                                                                  ------------
                  TOTAL MUTUAL FUND
                  (Cost $4,539,728)                               $  4,539,728
                                                                  ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07  (unaudited) (continued)
--------------------------------------------------------------------------------

 Principal
Amount ($)                                                               Value
               TEMPORARY CASH INVESTMENTS - 66.9%
               Repurchase Agreement - 66.9%
18,000,000     Bear Stearns, 5.17%, dated 1/31/07, repurchase
               price of $18,000,000 plus accrued interest on
               2/1/07 collateralized by $18,038,000 U.S.
               Treasury Note, 2.375%, 4/15/11                     $ 18,000,000
18,000,000     Deutsche Bank, 5.19%, dated 1/31/07,
               repurchase price of $18,000,000 plus accrued
               interest on 2/1/07 collateralized by
               $18,178,000 U.S. Treasury Note, 4.625%,
               3/31/08                                              18,000,000
18,000,000     JP Morgan Chase, 5.17%, dated 1/31/07,
               repurchase price of $18,000,000 plus accrued
               interest on 2/1/07 collateralized by
               $18,566,000 U.S. Treasury Note, 4.375%,
               12/15/10                                             18,000,000
18,000,000     UBS Warburg, Inc., 5.18%, dated 7/31/06,
               repurchase price of $18,000,000 plus accrued
               interest on 2/1/07 collateralized by
               $18,467,320 U.S. Treasury Note, 5.75%,
               8/15/10                                              18,000,000
                                                                  ------------
                                                                  $ 72,000,000
                                                                  ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $72,000,000)                                 $ 72,000,000
                                                                  ------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $107,593,094) (a)                            $107,593,094
                                                                  ------------
               OTHER ASSETS AND LIABILITIES - (0.0)%              $    (20,490)
                                                                  ------------
               TOTAL NET ASSETS - 100.0%                          $107,572,604
                                                                  ============

(a)  At January 31, 2007, cost for federal income tax purposes was $107,593,094.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2007 aggregated $9,567,393,737 and $9,560,796,000, respectively.

12   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $107,593,094)            $107,593,094
  Cash                                                          64,510
  Receivables -
    Fund shares sold                                            21,410
    Interest                                                   258,227
  Other                                                         13,150
                                                          ------------
     Total assets                                         $107,950,391
                                                          ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                               $     70,004
    Dividends                                                  264,228
  Due to affiliates                                              3,844
  Accrued expenses                                              18,779
  Other                                                         20,932
                                                          ------------
     Total liabilities                                    $    377,787
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $107,573,819
  Undistributed net investment income                            1,623
  Accumulated net realized loss on investments                  (2,838)
                                                          ------------
     Total net assets                                     $107,572,604
                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $41,208,699/41,165,839 shares)        $       1.00
                                                          ============
  Class Y (based on $66,363,905/66,303,121 shares)        $       1.00
                                                          ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07

INVESTMENT INCOME:
  Interest                                                              $3,002,104
                                                                        ----------
EXPENSES:
  Management fees                                        $230,929
  Distribution fees
    Class A                                                10,915
  Administrative reimbursements                            11,532
  Custodian fees                                           15,082
  Professional fees                                         8,647
  Printing expense                                          8,547
  Fees and expenses of nonaffiliated trustees               1,473
  Miscellaneous                                             1,004
                                                         --------
     Total expenses                                                     $  288,129
     Less fees paid indirectly                                                (138)
                                                                        ----------
     Net expenses                                                       $  287,991
                                                                        ----------
       Net investment income                                            $2,714,113
                                                                        ----------
  Net increase in net assets resulting from operations                  $2,714,113
                                                                        ==========

14   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07 and the Year Ended 7/31/06

                                                        Six Months
                                                           Ended
                                                          1/31/07        Year Ended
                                                        (unaudited)        7/31/06
FROM OPERATIONS:
Net investment income                                 $    2,714,113   $    4,048,288
                                                      --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0236 and $0.0330 per share,
     respectively)                                    $   (1,085,547)  $   (1,560,701)
    Class Y ($0.0239 and $0.0349 per share,
     respectively)                                        (1,633,670)      (2,480,860)
                                                      --------------   --------------
     Total distributions to shareowners               $   (2,719,217)  $   (4,041,561)
                                                      --------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $  147,184,517   $  239,261,067
Reinvestment of distributions                                976,222          951,970
Cost of shares repurchased                              (141,656,751)    (305,953,707)
                                                      --------------   --------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                     $    6,503,988   $  (65,740,670)
                                                      --------------   --------------
    Net increase (decrease) in net assets             $    6,498,884   $  (65,733,943)
NET ASSETS:
Beginning of period                                      101,073,720      166,807,663
                                                      --------------   --------------
End of period                                         $  107,572,604   $  101,073,720
                                                      ==============   ==============
Undistributed net investment income                   $        1,623   $        6,727
                                                      ==============   ==============

                                   '07 Shares       '07 Amount        '06 Shares        '06 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                         63,008,851    $  63,008,851        93,516,006    $   93,515,743
Reinvestment of distributions          847,960          847,960           756,389           756,389
Less shares repurchased            (54,333,580)     (54,333,580)     (133,381,487)     (133,381,487)
                                   -----------    -------------      ------------    --------------
    Net increase (decrease)          9,523,231    $   9,523,231       (39,109,092)   $  (39,109,355)
                                   ===========    =============      ============    ==============
CLASS Y
Shares sold                         84,175,666    $  84,175,666       145,745,693    $  145,745,324
Reinvestment of distributions          128,262          128,262           195,581           195,581
Less shares repurchased            (87,323,171)     (87,323,171)     (172,572,220)     (172,572,220)
                                   -----------    -------------      ------------    --------------
    Net decrease                    (3,019,243)   $  (3,019,243)      (26,630,946)   $  (26,631,315)
                                   ===========    =============      ============    ==============

The accompanying notes are an integral part of these financial statements.   15


Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended
                                                                      1/31/07      Year Ended
CLASS A                                                             (unaudited)   7/31/06 (b)
Net asset value, beginning of period                                 $  1.00        $  1.00
                                                                     -------        -------
Increase from investment operations:
 Net investment income                                               $  0.02        $  0.03
                                                                     -------        -------
Distributions to shareowners:
 Net investment income                                               $ (0.02)       $ (0.03)
                                                                     -------        -------
Capital contributions                                                $     -        $     -
                                                                     -------        -------
Net asset value, end of period                                       $  1.00        $  1.00
                                                                     =======        =======
Total return*                                                           2.38%          3.36%
Ratio of net expenses to average net assets+                            0.55%**        0.90%
Ratio of net investment loss to average net assets+                     4.67%**        3.36%
Net assets, end of period (in thousands)                             $41,209        $31,687
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                           0.55%**        0.92%
 Net investment income                                                  4.67%**        3.34%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.55%**        0.90%
 Net investment income                                                  4.67%**        3.36%


                                                                   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                              7/31/05      7/31/04      7/31/03     7/31/02
Net asset value, beginning of period                                $ 1.00       $ 1.00       $  1.00      $  1.00
                                                                    -------      -------      -------      -------
Increase from investment operations:
 Net investment income                                              $ 0.02       $    -(a)    $  0.01      $  0.01
                                                                    -------      -------      -------      -------
Distributions to shareowners:
 Net investment income                                              $(0.02)      $    -(a)    $ (0.01)     $ (0.01)
                                                                    -------      -------      -------      -------
Capital contributions                                               $    -(a)    $    -       $     -      $     -
                                                                    -------      -------      -------      -------
Net asset value, end of period                                      $ 1.00       $ 1.00       $  1.00      $  1.00
                                                                    =======      =======      =======      =======
Total return*                                                         1.62%        0.25%         0.56%        1.53%
Ratio of net expenses to average net assets+                          0.70%        0.77%         0.84%        0.79%
Ratio of net investment loss to average net assets+                   1.62%        0.26%         0.60%        1.54%
Net assets, end of period (in thousands)                            $70,793      $72,929      $46,753      $98,582
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                         0.69%        1.02%         1.01%        0.96%
 Net investment income                                                1.63%        0.01%         0.43%        1.37%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.70%        0.77%         0.84%        0.79%
 Net investment income                                                1.62%        0.26%         0.60%        1.54%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended
                                                                      1/31/07      Year Ended
CLASS Y                                                             (unaudited)   7/31/06 (b)
Net asset value, beginning of period                                 $  1.00        $  1.00
                                                                     -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $  0.02        $  0.03
                                                                     -------        -------
Distributions to shareowners:
 Net investment income                                               $ (0.02)       $ (0.03)
                                                                     -------        -------
Capital contributions                                                $     -        $     -
                                                                     -------        -------
Net asset value, end of period                                       $  1.00        $  1.00
                                                                     =======        =======
Total return*                                                           2.42%          3.56%
Ratio of net expenses to average net assets+                            0.47%**        0.69%
Ratio of net investment income (loss) to average net assets+            4.73%**        3.59%
Net assets, end of period (in thousands)                             $66,364        $69,387
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                           0.47%**        0.72%
 Net investment income                                                  4.73%**        3.57%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.47%**        0.69%
 Net investment income                                                  4.73%**        3.59%


                                                                   Year Ended    Year Ended    Year Ended   Year Ended
CLASS Y                                                              7/31/05       7/31/04       7/31/03     7/31/02
Net asset value, beginning of period                                $ 1.00        $  1.00       $  1.00     $   1.00
                                                                    -------       -------       -------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ 0.02        $     -(a)    $  0.01     $   0.02
                                                                    -------       -------       -------     --------
Distributions to shareowners:
 Net investment income                                              $(0.02)       $     -(a)    $ (0.01)    $  (0.02)
                                                                    -------       -------       -------     --------
Capital contributions                                               $    -(a)     $     -       $     -     $      -
                                                                    -------       -------       -------     --------
Net asset value, end of period                                      $ 1.00        $  1.00       $  1.00     $   1.00
                                                                    =======       =======       =======     ========
Total return*                                                         1.67%          0.33%         0.71%        1.68%
Ratio of net expenses to average net assets+                          0.65%          0.69%         0.68%        0.65%
Ratio of net investment income (loss) to average net assets+          1.60%          0.35%         0.78%        1.70%
Net assets, end of period (in thousands)                            $96,014       $134,182      $41,676     $218,404
Ratios with no waiver of management fees and assumption
 of expenses by the advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                         0.85%          0.92%         0.90%        0.86%
 Net investment income                                                1.40%          0.12%         0.56%        1.49%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.65%          0.69%         0.68%        0.65%
 Net investment income                                                1.60%          0.35%         0.78%        1.70%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Treasury Reserves Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. AmSouth Treasury Reserve Money Market Fund transferred all of the net assets of Class A and I shares into the Fund's Class A and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Treasury Reserve Money Market Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Class B and Class C shares are not currently offered. The Fund may offer Class B and Class C shares in the future. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Class A shareowners. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Information regarding the Fund's principal investment risks is contained in the

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund had a net capital loss carryforward of $2,838 which will expire in 2010 if not utilized.

     The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2006 was as follows:

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    2006
                                                               -------------
  Distributions paid from:
  Ordinary income                                               $4,041,561
  Long-term capital gain                                                 -
                                                                ----------
    Total                                                       $4,041,561
                                                                ==========
--------------------------------------------------------------------------------

The following shows the components of undistributed income on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                                    2006
                                                               -------------
  Undistributed ordinary income                                   $280,878
  Capital loss carryforward                                        (2,838)
  Dividend payable                                               (274,151)
  Unrealized appreciation                                                -
                                                                  --------
    Total                                                         $  3,889
                                                                  ========
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     same time, and in the same amount, except that Class A and Class Y shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. After the reorganization and until December 31, 2005, the Fund's management fees to PIM were calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Effective January 1, 2006 the Fund's management fees to PIM were calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2007 $1,262 was payable to PIM related to management

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)                  (continued)
--------------------------------------------------------------------------------

fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $2,411 in transfer agent fees payable to PIMSS at January 31, 2007.


4. Distribution Plan

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $171 in distribution fees payable to PFD at January 31, 2007.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the period ended January 31, 2007, the Fund's expenses were reduced by $138 under such arrangements.

6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the 30-Day US Treasury Bill. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fourth quintile of the peer group for the three years ended June 30, 2006, the fourth quintile for the five years ended June 30, 2006, and the fourth quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before the deduction of expenses, compared to the yield of the 30-Day US Treasury Bill. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that in light of anticipated growth of the Fund, break points in the management fee were not necessary at this time. However, the Trustees would evaluate the need for break points from time to time.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

30
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32
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                            This page for your notes.

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                            This page for your notes.

34
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                            This page for your notes.

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                            This page for your notes.

36
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                  INTERNATIONAL
                                   CORE EQUITY
                                      FUND

                                   Semiannual
                                     Report

                                     1/31/07

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2

Portfolio Management Discussion                                 4

Portfolio Summary                                               7

Prices and Distributions                                        8

Performance Update                                              9

Comparing Ongoing Fund Expenses                                13

Schedule of Investments                                        15

Financial Statements                                           25

Notes to Financial Statements                                  33

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        42

Trustees, Officers and Service Providers                       47

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised

Letter

rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07
--------------------------------------------------------------------------------

International stocks staged a strong rally during the six months ended January 31, 2007, as investor confidence grew in the durability of the global economic expansion. At the same time, worries about inflationary pressures and rising interest rates dissipated as commodity prices started to recede. In the following interview, Christopher Smart, Director of International Investment at Pioneer, discusses the markets and the factors that affected performance of Pioneer International Core Equity Fund during the six months. Mr. Smart oversees the daily management of the Fund.

Q:   How did the Fund perform during the six months ended January 31, 2007?

A: Pioneer International Core Equity Fund Class A shares had a total return of 12.64%, at net asset value, for the period. During the same six months, the MSCI EAFE Index, the Fund's benchmark, rose 14.44%, while the average return of the 120 funds in Lipper's International Multi-Cap Value category was 14.82%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Fund's performance during the period?

A: The six months offered a generally good environment for investing in foreign stocks. Elevated inflation and interest-rate concerns, which had roiled the market in May and June 2006, faded in the summer as investors became less worried about rising prices of commodities. At the same time, evidence accumulated that the slump in the U.S. housing market was not likely to be a significant drag on the global economy. Instead, the worldwide economy grew at a healthy pace and corporations continued to improve their profits. The Fund benefited from this favorable environment. In addition, our allocation to emerging markets tended to support results. However, our overweight position in Japan, which

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     underperformed other industrialized market for the six months, held back performance, as did some stock selections in Europe.

Q:   What were your principal strategies, and how did they influence results?

A: While we make allocations to regions, based on macroeconomic factors such as growth rates and interest-rate trends, our strategy relies principally on stock selection based upon the fundamental research of our analysts in Boston, Dublin and Singapore. We emphasized Japan because of the continuing recovery in the economy and the generally solid balance sheets of Japanese corporations. We believe Japanese companies are well positioned to increase investments in their industrial capacity at the same time that consumers are regaining confidence and increasing spending. While our selections in Japan outperformed the Japanese market, that market's returns substantially lagged results in Europe and emerging markets. Although our emphasis on Japan detracted from results during the six months, we continued to favor the longer-term potential in Japan because of the anticipated increases in both corporate capital investments and personal consumer spending. Among the Japanese holdings that underperformed during the period were Komatsu, the heavy equipment manufacturer, and Sumitomo, a conglomerate. Komatsu's share price declined because of worries that it would be adversely affected by the slump in U.S. housing, even though the company continued to do well in the Chinese market. Sumitomo's earnings were held back by declining profits in its chemical business. One Japanese holding that performed particularly well was Mitsui Fudosan, a real estate firm that benefited from strong demand in the Tokyo area.

     In Europe, several financial services holdings performed particularly well, including Credit Suisse Group and BNP Paribas of France. Credit Suisse's stock returned more than 25% in the six months, based on strong results in its investment banking and asset management businesses, while BNP Paribas gained on improved results throughout its business, particularly in investment banking. Selections in the health care sector tended to detract from results. U.K.-based AstraZeneca was a particular disappointment, as investors worried about the effects of several patent challenges, including over Nexium, a highly profitable drug for treatment

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 1/31/07                              (continued)
--------------------------------------------------------------------------------

     of gastrointestinal problems. Statoil, the Norwegian energy exploration and production company, also held back results. It was hurt by declining oil prices in the final months of 2006.

     Our exposure to emerging markets, which averaged about 10% of portfolio assets, generally helped. Within the emerging markets, our exposure to the Russian and Brazilian markets supported performance, but our positions in South Korea tended to detract from results. Unibanco, a major Brazilian banking corporation, benefited from strong growth in its consumer lending business, while Mobile TeleSystems was the leading performer among our Russian holdings. In South Korea, Kookmin Bank's share price fell after an anticipated acquisition fell through, while Daewoo Shipbuilding declined because of concerns about its pipeline of new orders.

Q:   What is your investment outlook?

A: We remain reasonably optimistic about opportunities in foreign equity markets, even after the strong performance they delivered in 2006. In Europe, for example, the major economies are showing strong growth trends, while company stocks still are trading at reasonable valuations. In Japan, meanwhile, we continue to see opportunities arising both from increased corporate capital spending and improved consumer confidence. In emerging markets such as Brazil and Russia, the outlook remains favorable, with many growing companies trading at stock prices significantly below those of comparable companies in developed markets.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 1/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                      84.5%
Depositary Receipts for International Stocks      7.0%
Temporary Cash Investment                         5.9%
U.S. Common Stocks                                1.4%
International Preferred Stocks                    1.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

Japan                                30.5%
United Kingdom                       16.2%
France                               10.1%
Switzerland                           7.4%
Germany                               5.5%
Australia                             3.2%
South Korea                           2.7%
Russia                                2.6%
Brazil                                2.5%
Singapore                             2.4%
Netherlands                           2.4%
Italy                                 2.4%
Ireland                               1.7%
United States                         1.5%
Belgium                               1.5%
Sweden                                1.5%
Taiwan                                1.1%
Other (individually less than 1%)     4.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.   Toyota Motor Co.                           2.44%
    2.   Royal Bank of Scotland Group Plc           2.35
    3.   CS Group                                   2.06
    4.   Mizuho Financial Group, Inc.               1.90
    5.   BNP Paribas SA                             1.87
    6.   Roche Holdings AG                          1.70
    7.   Royal Dutch Shell Plc                      1.68
    8.   Mitsui Fudosan Co.                         1.62
    9.   Sumitomo Mitsui Financial Group, Inc.      1.57
   10.   Mitsubishi Corp.                           1.50

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class                    1/31/07          7/31/06
 -----                    -------          --------
    A                     $12.33            $15.27
    B                     $11.86            $14.82
    C                     $11.90            $14.90
    Y                     $12.38            $15.32

Distributions Per Share
--------------------------------------------------------------------------------

                                     8/1/06 - 1/31/07
                       ----------------------------------------------
                       Net Investment     Short-Term      Long-Term
 Class                     Income       Capital Gains   Capital Gains
 -----                 --------------   -------------   -------------
   A                      $0.1377          $0.6417         $3.9234
   B                      $0.0468          $0.6417         $3.9234
   C                      $0.1032          $0.6417         $3.9234
   Y                      $0.1803          $0.6417         $3.9234

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far East)
(EAFE) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 9-12.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

-------------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)
                           Net Asset    Public Offering
Period                    Value (NAV)     Price (POP)
Life-of-
Class
(8/18/97)                     7.94%           7.27%
5 Years                      19.12           17.72
1 Year                       15.28            8.65
-------------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                             Gross             Net
                              1.58%           1.58%
-------------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

       Pioneer International       MSCI
         Core Equity Fund      EAFE Index
8/97          $ 9,425            $10,000
              $ 9,679            $10,190
1/99          $10,252            $11,691
              $12,150            $13,978
1/01          $11,601            $12,834
              $ 8,362            $ 9,581
1/03          $ 7,294            $ 8,178
              $11,700            $12,044
1/05          $14,233            $14,071
              $17,399            $17,347
1/07          $20,058            $20,873

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

---------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)
Period                      If Held    If Redeemed
Life-of-
Class
(2/2/99)                      7.76%        7.76%
5 Years                      18.29        18.29
1 Year                       14.21        10.95
---------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                              Gross         Net
                              2.48%        2.48%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

       Pioneer International       MSCI
         Core Equity Fund      EAFE Index
2/99          $10,000            $10,000
              $12,061            $12,245
1/01          $11,426            $11,243
              $ 8,170            $ 8,393
1/03          $ 7,092            $ 7,164
              $11,314            $10,551
1/05          $13,656            $12,327
              $16,569            $15,196
1/07          $18,924            $18,286

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class B shares of the Fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

---------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)
Period                     If Held    If Redeemed
Life-of-
Class
(2/2/99)*                    7.83%        7.83%
5 Years                     18.41        18.41
1 Year                      14.44        14.44
--------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                             Gross         Net
                             2.50%        2.50%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

       Pioneer International       MSCI
         Core Equity Fund      EAFE Index
2/99          $10,000            $10,000
              $12,061            $12,245
1/01          $11,426            $11,243
              $ 8,170            $ 8,393
1/03          $ 7,092            $ 7,164
              $11,314            $10,551
1/05          $13,656            $12,327
              $16,616            $15,196
1/07          $19,016            $18,286

*Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class C shares of the Fund is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

---------------------------------------------------
Average Annual Total Returns
(As of January 31, 2007)
Period                     If Held    If Redeemed
Life-of-
Class
(8/18/97)                    8.12%        8.12%
5 Years                     19.42        19.42
1 Year                      15.69        15.69
---------------------------------------------------
Expense Ratio
(As of November 6, 2006)
                             Gross         Net
                             1.23%        1.23%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

       Pioneer International       MSCI
         Core Equity Fund      EAFE Index
8/97          $10,000            $10,000
              $10,269            $10,190
1/99          $10,877            $11,691
              $12,885            $13,978
1/01          $12,318            $12,834
              $ 8,898            $ 9,581
1/03          $ 7,785            $ 8,178
              $12,512            $12,044
1/05          $15,247            $14,071
              $18,681            $17,347
1/07          $21,613            $20,873

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on actual returns from August 1, 2006 through January 31, 2007

Share Class                     A              B              C              Y
-----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/06

Ending Account Value        $1,126.40      $1,122.10      $1,222.90      $1,129.00
On 1/31/07

Expenses Paid During        $    7.66      $   12.36      $   11.83      $    5.47
Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, 2.31%, 2.21%, and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflect ing the period from August 1, 2006 through January 31, 2007

Share Class                     A              B              C              Y
-----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 8/1/06

Ending Account Value        $1,018.00      $1,013.56      $1,014.06      $1,020.06
On 1/31/07

Expenses Paid During        $    7.27      $   11.72      $   11.22      $    5.19
Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, 2.31%, 2.21%, and 1.02% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

   Shares                                                Value
               PREFERRED STOCKS - 1.4%
               Automobiles & Components - 0.6%
               Automobile Manufacturers - 0.6%
    2,026      Porsche AG (c)                     $  2,559,438
                                                  ------------
               Total Automobiles & Components     $  2,559,438
                                                  ------------
               Utilities - 0.8%
               Multi-Utilities - 0.8%
   38,341      RWE AG                             $  3,480,387
                                                  ------------
               Total Utilities                    $  3,480,387
                                                  ------------
               TOTAL PREFERRED STOCKS
               (Cost $4,695,764)                  $  6,039,825
                                                  ------------
               COMMON STOCKS - 100.2%
               Energy - 8.1%
               Integrated Oil & Gas - 6.2%
   82,325      Gazprom (A.D.R.)                   $  3,550,702
   39,476      Lukoil Holding (A.D.R.)*              3,122,552
   41,010      Petrobras Brasileiro (A.D.R.)         3,637,587
  126,887      Repsol SA                             4,174,141
  226,779      Royal Dutch Shell Plc (c)             7,664,923
   86,961      Total SA                              5,870,037
                                                  ------------
                                                  $ 28,019,942
                                                  ------------
               Oil & Gas Equipment & Services - 0.4%
   30,211      Technip                            $  1,944,318
                                                  ------------
               Oil & Gas Exploration & Production - 1.5%
4,529,500      CNOOC, Ltd.                        $  3,881,115
   82,100      Norsk Hydro AS*                       2,650,281
                                                  ------------
                                                  $  6,531,396
                                                  ------------
               Total Energy                       $ 36,495,656
                                                  ------------
               Materials - 8.4%
               Commodity Chemicals - 1.0%
  665,200      Asahi Kasei Corp.*                 $  4,425,882
                                                  ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                                Value
              Construction Materials - 2.5%
  75,706      CRH Plc                                            $  2,993,059
  65,145      Holcim, Ltd.                                          6,486,149
  11,956      Lafarge Br                                            1,830,492
                                                                 ------------
                                                                 $ 11,309,700
                                                                 ------------
              Diversified Metals & Mining - 3.2%
 317,133      Broken Hill Proprietary Co., Ltd.                  $  6,481,536
  80,895      Freeport-McMoRan Copper & Gold, Inc. (Class B)        4,652,271
  57,275      Rio Tinto Plc                                         3,087,272
                                                                 ------------
                                                                 $ 14,221,079
                                                                 ------------
              Steel - 1.7%
 140,866      Companhia Vale do Rio Doce (A.D.R.)                $  4,047,080
  66,500      JFE Holdings, Inc.                                    3,710,472
                                                                 ------------
                                                                 $  7,757,552
                                                                 ------------
              Total Materials                                    $ 37,714,213
                                                                 ------------
              Capital Goods - 13.7%
              Building Products - 1.4%
 288,800      Asahi Glass Co., Ltd. (c)                          $  3,801,075
  26,822      Compagnie de Saint Gobain                             2,542,664
                                                                 ------------
                                                                 $  6,343,739
                                                                 ------------
              Construction & Engineering - 1.0%
 211,000      Chiyoda Corp.*                                     $  4,439,051
                                                                 ------------
              Construction & Farm Machinery & Heavy Trucks - 2.2%
 135,500      Daewoo Heavy Industries & Machinery, Ltd.          $  3,938,960
  26,936      Hyundai Heavy Industries*                             3,893,454
  90,000      Komatsu, Ltd.                                         1,923,348
                                                                 ------------
                                                                 $  9,755,762
                                                                 ------------
              Electrical Component & Equipment - 0.8%
  29,277      Schneider Electric SA                              $  3,549,157
                                                                 ------------
              Heavy Electrical Equipment - 1.1%
 567,000      Mitsubishi Electric Corp.                          $  5,140,844
                                                                 ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                      Value
              Industrial Conglomerates - 3.3%
 366,100      Hutchinson Whampoa, Ltd.                 $  3,656,346
 427,900      Keppel Corp.                                5,018,999
  55,071      Siemens (c)                                 6,042,164
                                                       ------------
                                                       $ 14,717,509
                                                       ------------
              Industrial Machinery - 1.8%
 151,882      AB SKF                                   $  3,018,251
 103,500      Kurita Water Industries, Ltd.*              2,214,889
 230,500      Nabtesco Corp.                              2,935,453
                                                       ------------
                                                       $  8,168,593
                                                       ------------
              Trading Companies & Distributors - 2.1%
 336,600      Mitsubishi Corp.*                        $  6,866,591
 105,000      Wolseley                                    2,717,931
                                                       ------------
                                                       $  9,584,522
                                                       ------------
              Total Capital Goods                      $ 61,699,177
                                                       ------------
              Commercial Services & Supplies - 0.4%
              Office Services & Supplies - 0.4%
 113,500      Buhrmann NV                              $  1,699,659
                                                       ------------
              Total Commercial Services & Supplies     $  1,699,659
                                                       ------------
              Transportation - 1.5%
              Air Freight & Couriers - 0.8%
   9,795      Panalpina Welttransport Holding AG       $  1,445,014
  49,647      TNT NV                                      2,256,972
                                                       ------------
                                                       $  3,701,986
                                                       ------------
              Railroads - 0.7%
     456      East Japan Railway Co.                   $  3,169,903
                                                       ------------
              Total Transportation                     $  6,871,889
                                                       ------------
              Automobiles & Components - 5.5%
              Auto Parts & Equipment - 1.5%
 168,000      Denso Corp.                              $  6,748,199
                                                       ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
              Automobile Manufacturers - 3.5%
  37,430      Hyundai Motor Co., Ltd.*                     $  2,679,300
  48,985      Hyundai Motor Co., Ltd. (G.D.R.)                1,721,823
 169,300      Toyota Motor Co.                               11,152,324
                                                           ------------
                                                           $ 15,553,447
                                                           ------------
              Tires & Rubber - 0.5%
  19,510      Continental AG                               $  2,360,731
                                                           ------------
              Total Automobiles & Components               $ 24,662,377
                                                           ------------
              Consumer Durables & Apparel - 3.3%
              Apparel, Accessories & Luxury Goods - 0.3%
  28,477      Adidas-Salomon AG                            $  1,365,459
                                                           ------------
              Consumer Electronics - 1.4%
 235,500      Matsushita Electric Industrial Co., Ltd.     $  4,693,878
  35,300      TomTom NV*(c)                                   1,479,500
                                                           ------------
                                                           $  6,173,378
                                                           ------------
              Homebuilding - 1.1%
 138,043      Persimmon Plc                                $  3,766,504
 138,061      Wimpey (George) Plc                             1,474,131
                                                           ------------
                                                           $  5,240,635
                                                           ------------
              Photographic Products - 0.5%
  84,200      Agfa Gevaert NV*                             $  2,173,496
                                                           ------------
              Total Consumer Durables & Apparel            $ 14,952,968
                                                           ------------
              Consumer Services - 0.5%
              Hotels, Resorts & Cruise Lines - 0.5%
  43,465      Carnival Corp.                               $  2,241,055
                                                           ------------
              Total Consumer Services                      $  2,241,055
                                                           ------------
              Media - 1.9%
              Broadcasting & Cable Television - 1.2%
 159,300      Eutelsat Communications*                     $  3,202,184
 190,923      Mediaset S.p.A.                                 2,303,649
                                                           ------------
                                                           $  5,505,833
                                                           ------------
              Movies & Entertainment - 0.7%
  77,690      Vivendi SA                                   $  3,208,388
                                                           ------------
              Total Media                                  $  8,714,221
                                                           ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                       Value
              Retailing - 1.3%
              Catalog Retail - 0.1%
  56,146      Home Retail Group                         $    470,649
                                                        ------------
              Department Stores - 1.2%
   9,900      Pinault-Printemps Redoute*                $  1,460,217
 321,000      The Daimaru*                                 4,086,382
                                                        ------------
                                                        $  5,546,599
                                                        ------------
              Total Retailing                           $  6,017,248
                                                        ------------
              Food & Drug Retailing - 0.5%
              Drug Retail - 0.5%
 149,706      Alliance Boots Plc                        $  2,372,502
                                                        ------------
              Total Food & Drug Retailing               $  2,372,502
                                                        ------------
              Food, Beverage & Tobacco - 4.1%
              Brewers - 0.7%
 137,320      South African Breweries Plc               $  3,117,012
                                                        ------------
              Distillers & Vintners - 0.6%
 167,212      C&C Group Plc                             $  2,490,703
                                                        ------------
              Packaged Foods & Meats - 1.0%
  11,752      Nestle SA (Registered Shares)             $  4,310,877
                                                        ------------
              Soft Drinks - 0.9%
  35,200      Fomento Economico Mexicano SA de C.V.     $  4,226,464
                                                        ------------
              Tobacco - 0.9%
 137,755      British American Tobacco Plc              $  4,172,918
                                                        ------------
              Total Food, Beverage & Tobacco            $ 18,317,974
                                                        ------------
              Household & Personal Products - 1.5%
              Household Products - 0.3%
  29,863      Reckitt Benckiser Plc                     $  1,449,201
                                                        ------------
              Personal Products - 1.2%
 178,300      Kose Corp. (c)                            $  5,185,852
                                                        ------------
              Total Household & Personal Products       $  6,635,053
                                                        ------------
              Health Care Equipment & Services - 0.8%
              Health Care Equipment - 0.5%
  18,182      Synthes, Inc.                             $  2,295,279
                                                        ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
              Health Care Services - 0.3%
  10,431      Fresenius Medical Care AG                    $  1,398,561
                                                           ------------
              Total Health Care Equipment & Services       $  3,693,840
                                                           ------------
              Pharmaceuticals & Biotechnology - 5.3%
              Pharmaceuticals - 5.3%
  82,448      Astrazeneca Plc                              $  4,597,939
 214,800      Daiichi Sankyo Co., Ltd.                        5,996,264
  41,261      Roche Holdings AG                               7,777,211
 117,077      Shire Plc                                       2,466,348
  43,497      UCB SA                                          2,881,915
                                                           ------------
                                                           $ 23,719,677
                                                           ------------
              Total Pharmaceuticals & Biotechnology        $ 23,719,677
                                                           ------------
              Banks - 16.5%
              Diversified Banks - 16.5%
 102,000      ABN AMRO Holding NV*                         $  3,281,071
 351,909      Barclays Plc                                    5,142,840
  76,067      BNP Paribas SA                                  8,542,698
  99,915      Commonwealth Bank of Australia                  3,883,926
 121,426      Depfa Bank Plc                                  2,145,287
 417,600      Development Bank of Singapore, Ltd.             5,979,292
  63,300      Dexia*(c)                                       1,881,522
 528,874      Intesa Sanpaolo*                                4,006,408
   1,200      Mizuho Financial Group, Inc.*                   8,664,746
 266,268      Royal Bank of Scotland Group Plc               10,751,488
  28,892      Societe Generale                                5,101,126
     698      Sumitomo Mitsui Financial Group, Inc.           7,157,404
  38,093      Uniao de Bancos Brasileiros SA (Unibanco)
              (G.D.R.) (144A) (c)                             3,612,359
 198,094      Westpac Banking Corp.                           3,867,626
                                                           ------------
                                                           $ 74,017,793
                                                           ------------
              Total Banks                                  $ 74,017,793
                                                           ------------
              Diversified Financials - 4.4%
              Asset Management & Custody Banks - 0.3%
 127,204      Man Group Plc                                $  1,343,447
                                                           ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                             Value
              Diversified Capital Markets - 2.9%
 132,808      CS Group                                        $  9,419,972
  26,991      Deutsche Bank AG                                   3,814,271
                                                              ------------
                                                              $ 13,234,243
                                                              ------------
              Investment Banking & Brokerage - 1.2%
 262,800      Nomura Securites Co., Ltd.                      $  5,352,280
                                                              ------------
              Total Diversified Financials                    $ 19,929,970
                                                              ------------
              Insurance - 4.4%
              Life & Health Insurance - 0.5%
 107,900      Aegon NV*                                       $  2,129,897
                                                              ------------
              Multi-Line Insurance - 3.0%
 231,343      Aviva Plc                                       $  3,782,152
 131,836      AXA                                                5,593,629
  15,852      Zurich Financial Services                          4,278,664
                                                              ------------
                                                              $ 13,654,445
                                                              ------------
              Property & Casualty Insurance - 0.9%
 333,600      Mitsui Sumitomo Insurance Co.                   $  3,991,703
                                                              ------------
              Total Insurance                                 $ 19,776,045
                                                              ------------
              Real Estate - 2.3%
              Real Estate Management & Development - 2.3%
     580      Kenedix, Inc.*                                  $  2,788,810
 284,900      Mitsui Fudosan Co.*                                7,403,925
                                                              ------------
                                                              $ 10,192,735
                                                              ------------
              Total Real Estate                               $ 10,192,735
                                                              ------------
              Software & Services - 0.6%
              Application Software - 0.4%
 336,900      The Sage Group*                                 $  1,787,402
                                                              ------------
              IT Consulting & Other Services - 0.2%
  20,053      Atos Origin*                                    $  1,123,461
                                                              ------------
              Total Software & Services                       $  2,910,863
                                                              ------------
              Technology Hardware & Equipment - 4.1%
              Communications Equipment - 0.8%
 919,058      Ericsson LM Tel Sur B                           $  3,652,902
                                                              ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                       Value
              Computer Hardware - 1.4%
  632,000     Fujitsu, Ltd.*                            $  4,746,967
  209,600     Toshiba Corp.*                               1,338,054
                                                        ------------
                                                        $  6,085,021
                                                        ------------
              Electronic Equipment & Instruments - 1.0%
   63,800     Nidec Corp.                               $  4,522,626
                                                        ------------
              Office Electronics - 0.9%
   75,350     Canon, Inc.                               $  3,972,794
                                                        ------------
              Total Technology Hardware & Equipment     $ 18,233,343
                                                        ------------
              Semiconductors - 2.0%
              Semiconductor Equipment - 0.8%
   51,500     Tokyo Electron, Ltd.                      $  3,681,101
                                                        ------------
              Semiconductors - 1.2%
  348,405     Hon Hai Precision Industry (G.D.R.)*      $  4,841,527
   18,408     Silicon-On-Insulator Technologies*             546,879
                                                        ------------
                                                        $  5,388,406
                                                        ------------
              Total Semiconductors                      $  9,069,507
                                                        ------------
              Telecommunication Services - 5.7%
              Alternative Carriers - 2.0%
   42,170     Fastweb                                   $  2,326,985
  883,287     Inmarsat Plc                                 6,744,635
                                                        ------------
                                                        $  9,071,620
                                                        ------------
              Integrated Telecommunication Services - 1.5%
      920     Nippon Telegraph & Telephone Corp.        $  4,599,425
   78,327     Telekom Austria AG                           2,139,793
                                                        ------------
                                                        $  6,739,218
                                                        ------------
              Wireless Telecommunication Services - 2.2%
   97,269     Mobile Telesystems (A.D.R.)               $  5,268,089
1,538,100     Vodafone Group Plc                           4,488,659
                                                        ------------
                                                        $  9,756,748
                                                        ------------
              Total Telecommunication Services          $ 25,567,586
                                                        ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                                   Value
                Utilities - 3.4%
                Electric Utilities - 2.4%
   140,000      Chubu Electric Power Co., Inc.*                                       $  4,459,898
    30,552      E.On AG                                                                  4,155,310
   206,400      Enel S.p.A.*                                                             2,191,936
                                                                                      ------------
                                                                                      $ 10,807,144
                                                                                      ------------
                Multi-Utilities - 1.0%
   177,600      National Grid Plc*                                                    $  2,704,005
    37,600      Suez Lyonnaise des Eaux*                                                 1,847,807
                                                                                      ------------
                                                                                      $  4,551,812
                                                                                      ------------
                Total Utilities                                                       $ 15,358,956
                                                                                      ------------
                TOTAL COMMON STOCKS
                (Cost $382,804,872)                                                   $450,864,307
                                                                                      ------------
                TEMPORARY CASH INVESTMENT - 6.4%
                Security Lending Collateral - 6.4%
28,742,816      Securities Lending Investment Fund, 5.24%                             $ 28,742,816
                                                                                      ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $28,742,816)                                                    $ 28,742,816
                                                                                      ------------
                TOTAL INVESTMENT IN SECURITIES - 108.0%
                (Cost $416,243,452) (a) (b)                                           $485,646,948
                                                                                      ------------
                OTHER ASSETS AND LIABILITIES - (8.0)%                                 $(35,886,237)
                                                                                      ------------
                TOTAL NET ASSETS - 100.0%                                             $449,760,711
                                                                                      ============

*          Non-income producing security

(A.D.R.)   American Depositary Receipt

(G.D.R.)   Global Depositary Receipt

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2007, the value of these securities amounted to $3,612,359 or 0.8% of net assets

(a) At January 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $417,063,406 was as follows:

              Aggregate gross unrealized gain for all investments in which there is
              an excess of value over tax cost                                         $72,444,333
              Aggregate gross unrealized loss for all investments in which there is
              an excess of tax cost over value                                          (3,860,791)
                                                                                       -----------
              Net unrealized gain                                                      $68,583,542
                                                                                       ===========


The accompanying notes are an integral part of these financial statements.   23

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 1/31/07 (unaudited)                        (continued)
--------------------------------------------------------------------------------

(b) Distributions of investments by country of issue, as percentage of total equity holdings (excluding temporary cash investments) is as follows:

       Japan                                     30.5%
       United Kingdom                            16.2
       France                                    10.1
       Germany                                    5.5
       Switzerland                                7.4
       Australia                                  3.2
       South Korea                                2.7
       Russia                                     2.6
       Brazil                                     2.5
       Singapore                                  2.4
       Netherlands                                2.4
       Italy                                      2.4
       Ireland                                    1.7
       United States                              1.5
       Belgium                                    1.5
       Sweden                                     1.5
       Taiwan                                     1.1
       Other (individually less than 1%)          4.8
                                                -----
                                                100.0%
                                                =====

(c)   At January 31, 2007, the following securities were out on loan:

      Shares     Security                                                Market Value
     285,000     Asahi Glass Co., Ltd.                                     3,750,600
      62,600     Dexia*                                                    1,860,472
      39,800     Kose Corp.                                                1,157,782
       2,000     Porsche AG                                                2,526,600
     223,600     Royal Dutch Shell Plc                                     7,557,680
      54,400     Siemens                                                   5,968,768
      34,700     TomTom NV*                                                1,454,277
      33,745     Uniao de Bancos Brasileiros SA (Unibanco) (G.D.R.)
                 (144A)                                                    3,200,038
                                                                         -----------
                 Total                                                   $27,476,217
                                                                         ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2007 aggregated $265,216,655 and $354,892,432, respectively.


24    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 1/31/07 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $27,476,217) (cost $416,243,452)                             $485,646,948
  Foreign currencies, at value (cost $470)                                473
  Receivables -
    Investment securities sold                                     19,401,462
    Fund shares sold                                                  110,895
    Dividends, interest and foreign taxes withheld                    582,720
  Other                                                                67,858
                                                                 ------------
     Total assets                                                $505,810,356
                                                                 ------------
LIABILITIES:
  Payables -
    Investment securities purchased                              $ 14,691,042
    Fund shares repurchased                                        10,013,080
    Forward foreign currency contracts, net                            42,590
    Upon return of securities loaned                               28,742,816
  Due to bank                                                       2,392,625
  Due to affiliates                                                    12,774
  Accrued expenses                                                    154,718
                                                                 ------------
     Total liabilities                                           $ 56,049,645
                                                                 ------------
NET ASSETS:
  Paid-in capital                                                $353,708,230
  Distributions in excess of net investment income                     (8,018)
  Accumulated net realized gain on investments and foreign
    currency transactions                                          26,630,415
  Net unrealized gain on investments                               69,403,496
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                         26,588
                                                                 ------------
     Total net assets                                            $449,760,711
                                                                 ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $42,646,282/3,457,681 shares)                $      12.33
                                                                 ============
  Class B (based on $5,318,850/448,393 shares)                   $      11.86
                                                                 ============
  Class C (based on $1,929,696/162,189 shares)                   $      11.90
                                                                 ============
  Class Y (based on $399,865,883/32,287,770 shares)              $      12.38
                                                                 ============
MAXIMUM OFFERING PRICE:
  Class A ($12.33 [divided by] 94.25%)                           $      13.08
                                                                 ============


The accompanying notes are an integral part of these financial statements.   25

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $322,948)   $ 3,477,734
  Interest                                                    163,895
  Income from securities loaned, net                           17,513
                                                          -----------
     Total investment income                                                 $ 3,659,142
                                                                             -----------
EXPENSES:
  Management fees                                         $ 2,381,655
  Transfer agent fees and expenses
    Class A                                                    33,424
    Class B                                                     7,874
    Class C                                                     1,464
    Class Y                                                     4,433
  Distribution fees
    Class A                                                    51,809
    Class B                                                    25,975
    Class C                                                     7,424
  Administrative reimbursements                                58,607
  Custodian fees                                               92,117
  Professional fees                                            33,672
  Printing expense                                             10,344
  Fees and expenses of nonaffiliated trustees                   1,747
  Miscellaneous                                                 9,022
                                                          -----------
     Total expenses                                                          $ 2,719,567
     Less management fees waived and expenses
       reimbursed by Advisor                                                      (1,366)
                                                                             -----------
     Net expenses                                                            $ 2,718,201
                                                                             -----------
       Net investment income                                                 $   940,941
                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
    Investments                                           $38,736,997
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        423,916        $39,160,913
                                                          -----------        -----------
  Change in net unrealized gain (loss) on:
    Investments                                           $21,651,424
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (36,344)       $21,615,080
                                                          -----------        -----------
  Net gain on investments and foreign currency
    transactions                                                             $60,775,993
                                                                             -----------
  Net increase in net assets resulting from operations                       $61,716,934
                                                                             ===========


26    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 1/31/07 and the Year Ended 7/31/06, respectively

                                                         Six Months Ended     Year Ended
                                                             1/31/07           7/31/06
                                                           (unaudited)
FROM OPERATIONS:
Net investment income                                    $    940,941      $   5,960,616
Net realized gain on investments and foreign currency
  transactions                                             39,160,913        191,090,455
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                        21,615,080       (101,954,752)
                                                         ------------      -------------
    Net increase in net assets resulting from
     operations                                          $ 61,716,934      $  95,096,319
                                                         ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.14 and $0.14 per share, respectively)    $   (468,558)     $    (293,740)
    Class B ($0.05 and $0.01 per share, respectively)         (20,954)            (3,679)
    Class C ($0.10 and $0.00 per share, respectively)         (14,929)                 -
    Class Y ($0.18 and $0.21 per share, respectively)      (6,308,382)        (6,520,683)
Net realized gain:
    Class A ($4.57 and $1.51 per share, respectively)     (12,326,588)        (2,922,450)
    Class B ($4.57 and $1.51 per share, respectively)      (1,528,206)          (344,424)
    Class C ($4.57 and $1.51 per share, respectively)        (463,693)            (2,980)
    Class Y ($4.57 and $1.51 per share, respectively)     134,268,531)       (45,406,875)
                                                         ------------      -------------
     Total distributions to shareowners                  $155,399,841)     $ (55,494,831)
                                                         ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 39,533,653      $  71,898,687
Reinvestment of distributions                              94,294,610         32,872,219
Cost of shares repurchased                                (89,378,012)      (138,738,991)
                                                         ------------      -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                        $ 44,450,251      $ (33,968,085)
                                                         ------------      -------------
    Net increase (decrease) in net assets                $(49,232,656)     $   5,633,403
NET ASSETS:
Beginning of period                                       498,993,367        493,359,964
                                                         ------------      -------------
End of period                                            $449,760,711      $ 498,993,367
                                                         ============      =============
Undistributed (distributions in excess of) net
  investment income                                      $     (8,018)     $   5,863,864
                                                         ============      =============

The accompanying notes are an integral part of these financial statements.   27

Pioneer International Core Equity Fund
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
-------------------------------------------------------------------------------

                                   '07 Shares    '07 Amount       '06 Shares     '06 Amount
                                   (unaudited)   (unaudited)
CLASS A
Shares sold                           853,075    $ 12,580,681      1,368,142    $  20,353,586
Reinvestment of distributions         958,930      11,544,481        224,639        3,087,901
Less shares repurchased              (874,477)    (12,173,509)      (781,730)     (11,549,067)
                                   ----------    ------------      ---------    -------------
    Net increase                      937,528    $ 11,951,653        811,051    $  11,892,420
                                   ==========    ============      =========    =============
CLASS B
Shares sold                            72,555    $    946,051        130,728    $   1,913,030
Reinvestment of distributions         103,552       1,193,139         21,674          287,759
Less shares repurchased               (55,488)       (723,895)       (59,953)        (866,495)
                                   ----------    ------------      ---------    -------------
    Net increase                      120,619    $  1,415,295         92,449    $   1,334,294
                                   ==========    ============      =========    =============
CLASS C
Shares sold                            61,888    $    843,437         73,371    $   1,084,891
Reinvestment of distributions          38,437         445,782            145            1,930
Less shares repurchased               (10,658)       (135,093)          (994)         (14,463)
                                   ----------    ------------      ---------    -------------
    Net increase                       89,667    $  1,154,126         72,522    $   1,072,358
                                   ==========    ============      =========    =============
CLASS Y
Shares sold                         1,812,847    $ 25,163,484      3,286,621    $  48,547,180
Reinvestment of distributions       6,693,765      81,111,208      2,132,175       29,494,629
Less shares repurchased            (5,885,443)    (76,345,515)    (8,557,295)    (126,308,966)
                                   ----------    ------------     ----------    -------------
    Net increase (decrease)         2,621,169    $ 29,929,177     (3,138,499)   $ (48,267,157)
                                   ==========    ============      =========    =============


28    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months Ended
                                                                     1/31/07        Year Ended
CLASS A                                                            (unaudited)     7/31/06 (b)
Net asset value, beginning of period                                $ 15.27          $ 14.13
                                                                    -------          -------
Increase (decrease) from investment operations:
 Net investment income                                              $ (0.05)         $  0.10
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        1.82             2.69
                                                                    -------          -------
  Net increase (decrease) from investment operations                $  1.77          $  2.79
Distributions to shareowners:
 Net investment income                                                (0.14)           (0.14)
 Net realized gain                                                    (4.57)           (1.51)
                                                                    -------          -------
Total distributions                                                 $ (4.71)         $ (1.65)
Capital contributions                                                     -                -
Redemption fees                                                           -             0.00(a)
                                                                    -------          -------
Net increase (decrease) in net asset value                          $ (2.94)         $  1.14
                                                                    -------          -------
Net asset value, end of period                                      $ 12.33          $ 15.27
                                                                    =======          =======
Total return*                                                         12.64%           21.13%
Ratio of net expenses to average net assets+                           1.43%**          1.57%
Ratio of net investment income (loss) to average net assets+          (0.02%)**         0.97%
Portfolio turnover rate                                                 106%**           134%
Net assets, end of period (in thousands)                            $42,646          $38,476
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.43%**          1.58%
 Net investment income (loss)                                         (0.02%)**         0.96%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.43%**          1.57%
 Net investment income (loss)                                         (0.02%)**         0.97%

                                                                 Year Ended   Year Ended  Year Ended   Year Ended
CLASS A                                                            7/31/05      7/31/04     7/31/03      7/31/02
Net asset value, beginning of period                               $ 11.45      $  8.69      $ 7.81      $  9.49
                                                                   -------      -------      ------      -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.18      $  0.07      $ 0.01      $  0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       2.61         2.78        0.87        (1.70)
                                                                   -------      -------      ------      -------
  Net increase (decrease) from investment operations               $  2.79      $  2.85      $ 0.88      $ (1.68)
Distributions to shareowners:
 Net investment income                                               (0.11)       (0.09)      (0.01)           -
 Net realized gain                                                       -            -           -            -
                                                                   -------      -------      ------      -------
Total distributions                                                $ (0.11)     $ (0.09)     $(0.01)     $     -
Capital contributions                                                 0.00(a)         -           -            -
Redemption fees                                                          -         0.00(a)     0.01            -
                                                                   -------      -------      ------      -------
Net increase (decrease) in net asset value                         $  2.68      $  2.76      $ 0.88      $ (1.68)
                                                                   -------      -------      ------      -------
Net asset value, end of period                                     $ 14.13      $ 11.45      $ 8.69      $  7.81
                                                                   =======      =======      ======      =======
Total return*                                                        24.44%       32.90%      11.35%      (17.70)%
Ratio of net expenses to average net assets+                          1.37%        1.34%       1.36%        1.60%
Ratio of net investment income (loss) to average net assets+          1.47%        1.20%       1.25%        0.35%
Portfolio turnover rate                                                 12%           7%         18%         160%
Net assets, end of period (in thousands)                           $24,193      $15,782      $4,711      $ 3,932
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.57%        1.85%       1.86%        1.89%
 Net investment income (loss)                                         1.27%        0.69%       0.75%        0.06%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                         1.37%        1.34%       1.36%        1.60%
 Net investment income (loss)                                         1.47%        1.20%       1.25%        0.35%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    29

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months Ended
                                                                      1/31/07        Year Ended
CLASS B                                                             (unaudited)     7/31/06 (b)
Net asset value, beginning of period                                  $14.82          $13.78
                                                                      ------          ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $(0.09)         $(0.03)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                         1.75            2.59
                                                                      ------          ------
  Net increase (decrease) from investment operations                  $ 1.66          $ 2.56
Distributions to shareowners:
 Net investment income                                                 (0.05)          (0.01)
 Net realized gain                                                     (4.57)          (1.51)
                                                                      ------          ------
Total distributions                                                   $(4.62)         $(1.52)
Capital contributions                                                      -               -
Redemption fees                                                            -            0.00(a)
                                                                      ------          ------
Net increase (decrease) in net asset value                            $(2.96)         $ 1.04
                                                                      ------          ------
Net asset value, end of period                                        $11.86          $14.82
                                                                      ======          ======
Total return*                                                          12.21%          19.92%
Ratio of net expenses to average net assets+                            2.32%**         2.47%
Ratio of net investment income (loss) to average net assets+           (0.91%)**        0.08%
Portfolio turnover rate                                                  106%**          134%
Net assets, end of period (in thousands)                              $5,319          $4,858
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                           2.32%**         2.48%
 Net investment income (loss)                                          (0.91%)**        0.07%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                           2.31%**         2.47%
 Net investment income (loss)                                          (0.90%)**        0.08%

                                                                 Year Ended    Year Ended  Year Ended    Year Ended
CLASS B                                                            7/31/05       7/31/04     7/31/03       7/31/02
Net asset value, beginning of period                               $11.19        $ 8.49       $ 7.64       $  9.35
                                                                   ------        ------       ------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ 0.07        $(0.03)      $    -       $ (0.03)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      2.56          2.73         0.85         (1.68)
                                                                   ------        ------       ------       -------
  Net increase (decrease) from investment operations               $ 2.63        $ 2.70       $ 0.85       $ (1.71)
Distributions to shareowners:
 Net investment income                                              (0.04)            -            -             -
 Net realized gain                                                      -             -            -             -
                                                                   ------        ------       ------       -------
Total distributions                                                $(0.04)       $    -       $    -       $     -
Capital contributions                                                0.00(a)          -            -             -
Redemption fees                                                         -          0.00(a  )       -             -
                                                                   ------        ------       ------       -------
Net increase (decrease) in net asset value                         $ 2.59        $ 2.70       $ 0.85       $ (1.71)
                                                                   ------        ------       ------       -------
Net asset value, end of period                                     $13.78        $11.19       $ 8.49       $  7.64
                                                                   ======        ======       ======       =======
Total return*                                                       23.52%        31.80%       11.13%       (18.29%)
Ratio of net expenses to average net assets+                         2.11%         2.09%        2.11%         2.36%
Ratio of net investment income (loss) to average net assets+         0.58%         0.30%        0.75%        (0.39%)
Portfolio turnover rate                                                12%            7%          18%          160%
Net assets, end of period (in thousands)                           $3,242        $2,147       $  810       $   471
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                        2.33%         2.59%        2.61%         2.64%
 Net investment income (loss)                                        0.36%        (0.20%)       0.25%        (0.67%)
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                        2.11%         2.09%        2.11%         2.36%
 Net investment income (loss)                                        0.58%         0.30%        0.75%        (0.39%)

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


30   The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months Ended    9/23/05 (a)
                                                        1/31/07             to
CLASS C                                               (unaudited)         7/31/06
Net asset value, beginning of period                   $14.90             $14.38
                                                       ------             ------
Increase (decrease) from investment operations:
  Net investment income (loss)                         $(0.13)            $ 0.04
  Net realized and unrealized gain on investments
   and foreign currency transactions                     1.80               1.99
                                                       ------             ------
   Net increase from investment operations             $ 1.67             $ 2.03
Distributions to shareowners:
  Net investment income                                $(0.10)                 -
  Net realized gain                                     (4.57)             (1.51)
                                                       ------             ------
Redemption fees                                             -               0.00(c)
Net increase (decrease) in net asset value              (3.00)              0.52
                                                       ------             ------
Net asset value, end of period                         $11.90             $14.90
                                                       ======             ======
Total return*                                           12.29%             15.39%(b)
Ratio of net expenses to average net assets+             2.22%**            2.50%**
Ratio of net investment income (loss) to average
  net assets+                                           (0.88)%**           0.73%**
Portfolio turnover rate                                   106%**             134%**
Net assets, end of period (in thousands)               $1,930             $1,081
Ratios with waiver of management fees and
  assumption of expenses by advisor and reduction
  for fees paid indirectly:
  Net expenses                                           2.21%**            2.50%**
  Net investment income (loss)                          (0.87)%**           0.73%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   31

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months Ended
                                                                      1/31/07        Year Ended
CLASS Y                                                             (unaudited)     7/31/06 (b)
Net asset value, beginning of period                                $  15.32        $  14.20
                                                                    --------        --------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.00(a)     $   0.19
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                         1.81            2.65
                                                                    --------        --------
  Net increase (decrease) from investment operations                $   1.81        $   2.84
Distributions to shareowners:
 Net investment income                                                 (0.18)          (0.21)
 Net realized gain                                                     (4.57)          (1.51)
                                                                    --------        --------
Total distributions                                                    (4.75)          (1.72)
Capital contributions                                                      -               -
Redemption fees                                                            -            0.00(a)
                                                                    --------        --------
Net increase (decrease) in net asset value                          $  (2.94)       $   1.12
                                                                    --------        --------
Net asset value, end of period                                      $  12.38        $  15.32
                                                                    ========        ========
Total return*                                                          12.90%          21.49%
Ratio of net expenses to average net assets+                            1.02%**         1.22%
Ratio of net investment income to average net assets+                   0.42%**         1.19%
Portfolio turnover rate                                                  106%**          134%
Net assets, end of period (in thousands)                            $399,866        $454,579
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.02%**         1.23%
 Net investment income                                                  0.42%**         1.18%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                           1.02%**         1.22%
 Net investment income                                                  0.42%**         1.19%

                                                                   Year Ended    Year Ended   Year Ended    Year Ended
CLASS Y                                                              7/31/05       7/31/04      7/31/03      7/31/02
Net asset value, beginning of period                                $ 11.50       $   8.73     $   7.83     $   9.50
                                                                    -------       --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.18       $   0.11     $   0.02     $   0.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        2.65           2.76         0.89        (1.70)
                                                                    -------       --------     --------     --------
  Net increase (decrease) from investment operations                $  2.83       $   2.87     $   0.91     $  (1.66)
Distributions to shareowners:
 Net investment income                                              $ (0.13)      $  (0.11)    $  (0.02)    $  (0.01)
 Net realized gain                                                        -              -            -            -
                                                                    -------       --------     --------     --------
Total distributions                                                 $ (0.13)      $  (0.11)    $  (0.02)    $  (0.01)
Capital contributions                                                  0.00(a)           -            -            -
Redemption fees                                                           -           0.01         0.01            -
                                                                    -------       --------     --------     --------
Net increase (decrease) in net asset value                          $  2.70       $   2.77     $   0.90     $  (1.67)
                                                                    -------       --------     --------     --------
Net asset value, end of period                                      $ 14.20       $  11.50     $   8.73     $   7.83
                                                                    =======       ========     ========     ========
Total return*                                                         24.63%         33.02%       11.73%      (17.49)%
Ratio of net expenses to average net assets+                           1.21%          1.19%        1.21%        1.45%
Ratio of net investment income to average net assets+                  1.42%          1.13%        1.52%        0.56%
Portfolio turnover rate                                                  12%             7%          18%         160%
Net assets, end of period (in thousands)                            $465,924      $370,794     $254,736     $185,374
Ratios with no waiver of management fees and assumption of
 expenses by advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.44%          1.74%        1.76%        1.79%
 Net investment income                                                 1.19%          0.58%        0.97%        0.22%
Ratios with waiver of management fees and assumption of
 expenses by advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.21%          1.19%        1.21%        1.45%
 Net investment income                                                 1.42%          1.13%        1.52%        0.56%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

+    Ratios with no reduction for fees paid indirectly.


32    The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer International Core Equity Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth International Equity Fund. AmSouth International Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth International Equity Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited)                   (continued)
--------------------------------------------------------------------------------

risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited)                 (continued)
--------------------------------------------------------------------------------

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains/or the repatriation of foreign currencies in certain countries. During the six months ended January 31, 2007, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation of certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of January 31, 2007, the Fund had no reserve related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended July 31, 2006 was as follows:

-----------------------------------------------------------------------------
                                                                2006
                                                             -----------
  Distributions paid from:
  Ordinary income                                            $ 6,818,102
  Long-term capital gain                                      48,676,729
                                                             -----------
    Total                                                    $55,494,831
                                                             ===========
-----------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006:

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                2006
                                                           ------------
  Undistributed ordinary income                            $ 20,137,109
  Undistributed long-term gain                              122,601,054
  Unrealized appreciation                                    46,997,225
                                                           ------------
    Total                                                  $189,735,388
                                                           ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward foreign currency contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $3,692 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2007.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited)                 (continued)
--------------------------------------------------------------------------------

G.   Securities Lending

     The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Funds custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102% at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman, Co., the Fund's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, are required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million and 0.75% of the excess over $500 million. The effective management fee was equivalent to 0.94% of the average daily net assets for the period.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2009 for Class A shares and through December 1, 2007 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At January 31, 2007, $12,198 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

Since the reorganization, PIMSS provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $87 in transfer agent fees payable to PIMSS at January 31, 2007.

4.   Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $489 in distribution fees payable to PFD at January 31, 2007.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 1/31/07  (unaudited)                 (continued)
--------------------------------------------------------------------------------

1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended January 31, 2007, CDSCs of $36,059 were paid to PFD.

Prior to August 1, 2006, the Fund charged a 2.0% redemption fee on each class of shares sold within 30 days of purchase.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2007, the Fund's expenses were reduced by $1,366 under such arrangements.

6.   Forward Foreign Currency Contracts

At January 31, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At January 31, 2007, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable at January 31, 2007 were $3,976,282 and $4,018,873, respectively, resulting in a net payable of $42,590.

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of

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Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

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Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that in light of anticipated growth of the Fund, additional break points in the management fee were not necessary at this time. However, the Trustees would evaluate the need for additional break points from time to time.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.


46
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Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Thomas J. Perna
Marguerite A. Piret
John Winthrop

Officers
John F. Cogan, Jr., President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 30, 2007

* Print the name and title of each signing officer under his or her signature.